SECURED PROMISSORY NOTE
                               D-750594

$6,250,000.00                                     ___April 20_______, 1995
                                                  _____________, New Jersey


    FOR VALUE RECEIVED, the undersigned, BRANDYWINE REALTY PARTNERS, a Pennsylvania general partnership, hereby promises to pay to the order of PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa corporation, at the Home Office of Principal Mutual Life Insurance Company at 711 High Street, Des Moines, Iowa 50392, or at such other place as the holder of this Note may designate, the principal sum of Six Million Two Hundred Fifty Thousand and 00/100 Dollars ($6,250,000.00) or so much thereof as shall from time to time have been advanced, together with interest on the unpaid balance of said sum from ______April 21 _____, 1995 at the rate of eight and seventy-five one-hundredths percent (8.75%) per annum, computed on the basis of a 360 day year composed of twelve 30-day months, in installments as follows:

    Beginning on May 15, 1995, principal and interest shall be due and payable in installments of Fifty-one Thousand Three Hundred Eighty-three and 98/100 Dollars ($51,383.98), with an installment in a like amount due and payable on the same day of each month thereafter continuing to and including April 15, 1996.

    On April 15, 1996, the per annum interest rate applicable from April 15, 1996 until October 15, 1996 shall be adjusted to nine percent (9.00%) per annum. Beginning on May 15, 1996, principal and interest payments shall be due and payable in installments of Fifty-two Thousand Four Hundred Twenty-five and 40/100 Dollars ($52,425.40), with an installment in a like amount due and payable on the same day of each month thereafter continuing to and including October 15, 1996.

    On October 15, 1996, the per annum interest rate shall be adjusted to nine and thirty-one one-hundredths percent (9.31%) per annum. Beginning on November 15, 1996, principal and interest payments shall be due and payable in installments of Fifty-three Thousand Seven Hundred Twelve and 61/100 Dollars ($53,712.61), with an installment in a like amount due and payable on the same day of each month thereafter continuing to and including April 15, 1998. On April 15, 1998 the per annum interest rate shall be adjusted to an interest rate established by the holder of this note ("Adjusted Interest Rate") based upon the holder of this note's evaluation of: (i) the then current financial performance and projected risk of the Mortgaged Premises, as hereinafter defined, which shall encompass various factors, including but not limited to contract debt service coverage, loan-to-value ratio, economic debt service coverage, occupancy, frequency of tenant rollover, financial strength and stability of tenants; (ii) the then current financial status of the undersigned, which shall include but not be limited to creditworthiness, financial strength, percentage of liabilities to liquid assets, and annual net income; and (iii) the remaining term and current outstanding balance of the note. Commencing on May 15, 1998, monthly installments of principal and interest shall be due and payable in an amount determined by amortizing the then principal balance of this note over a twenty-two (22) year term at the Adjusted Interest Rate, and a like amount shall be due and payable on the same day of each month thereafter until said principal and interest shall be paid, except that all remaining principal and interest shall be due and payable on April 15, 2001 ("Maturity Date"). Each installment shall be credited first upon interest then accrued and the remainder upon principal, and interest shall cease to accrue upon principal so credited. If on the date of the first installment, interest is accrued for more or less than one installment period, the amount of said installment shall be increased or decreased by the amount that the interest accrued exceeds or is less than the interest for one installment period based on the actual number of days elapsed to the date of said installment. All principal and interest shall be paid Paragraph 8by automated clearing house transfer through such bank or financial institution as shall be approved in writing by the holder hereof, shall be made to an account designated by holder, and shall be initiated by holder or shall be made in such other manner as the holder hereof may direct from time to time.

     The holder of this Note shall notify the undersigned in writing on or before February 15, 1998 of holder's election to offer the undersigned the Adjusted Interest Rate, and the rate thereof, or of holder's intention to declare this Note to be due and payable in full. In the event holder notifies the undersigned of its intention to declare this Note to be due and payable in full in lieu of offering an Adjusted Interest Rate or in the event the undersigned fails to notify the holder in writing on or before March 1, 1998 that the undersigned accepts the Adjusted Interest Rate or in the event the undersigned fails to pay a One Thousand Five Hundred Dollar ($1,500.00) rate adjustment fee to holder on or before March 1, 1998 in connection with the undersigned's acceptance of the Adjusted Interest Rate, this Note shall on May 15, 1998 ("Call Date"), become due and payable in full, without premium, and all principal, interest accrued or to accrue to said date and all other amounts then unpaid on this Note or due or to become due under any instrument by which it is secured shall become immediately due and payable in full. Notwithstanding any other provision herein, holder shall not be obligated to offer an Adjusted Interest Rate if any default exists under this Note or the Mortgage.

     As security for the payment of the moneys owing hereon, the undersigned has executed and delivered to the holder hereof a Mortgage and Security Agreement (the "Mortgage") on lands in the township of Evesham, County of Burlington and State of New Jersey (the "Mortgaged Premises") and an Assignment of Leases and Rents (the "Assignment"). All of the above documents are of even date herewith. Any Event of Default (as defined therein) in the covenants and conditions of the Mortgage, or the Assignment (which covenants and conditions are made a part hereof as though set forth herein at length), shall be an Event of Default of this Note.

     No privilege is reserved by the undersigned to prepay any principal of this note prior to the Maturity Date except on or anytime after May 15, 1996 with thirty (30) days written notice to the holder, and provided that the Other Note, as hereinafter defined, is simultaneously prepaid in full. If this Note is prepaid during this period, undersigned shall pay this Note in full, together with a Make Whole Premium, as hereinafter defined, including all principal, interest accrued and to accrue to the date of prepayment, and all other amounts then unpaid on this Note or due or to become due under any instrument securing this Note. Notwithstanding anything herein to the contrary, no premium or penalty, including, but not limited to, the Make Whole Premium, shall be applicable to any prepayment hereunder due to the application of the proceeds from any condemnation or casualty in accordance with the terms of the Mortgage, provided no Event of Default exists under the Loan Documents, as hereinafter defined.

     Notwithstanding anything herein to the contrary, the undersigned may prepay the amount of this Note allocated to one of the three Greentree office buildings commonly known as One Greentree Centre, Two Greentree Centre and Three Greentree Centre provided (A) the remaining two Greentree office buildings (i) provide for a loan to value ratio equal to or less than 55%, as reasonably determined by the holder of this Note, and (ii) provide for a debt service coverage (annual net operating income from all approved executed leases in effect on the Other Premises divided by the total annual installment payments due under the Other
Note including accrued or capitalized interest) of not less than 1.75, as reasonably determined by the holder of this Note, and (B) the undersigned pays a Make Whole Premium, based upon the unamortized loan balance of the applicable building. The initial loan balances allocated to each Greentree office building are as follows:

          One Greentree Centre          $1,900,000.00
          Two Greentree Centre          $1,900,000.00
          Three Greentree Centre        $2,450,000.00

    The undersigned agrees that if the holder of this Note accelerates the whole or any part of the principal sum evidenced hereby, or applies any proceeds as if such application had been made as a result of such acceleration, pursuant to the provisions of the Mortgage, the undersigned waives any right to prepay said principal sum in whole or in part without premium and agrees to pay, as liquidated damages and not as a penalty, a "Make Whole Premium." The Make Whole Premium shall mean an amount equal to the greater of one percent (1%) of the principal amount to be prepaid or a premium calculated as follows:

    (a) Determine the "Reinvestment Yield." The Reinvestment Yield will be equal to the yield on the applicable* U.S. Treasury Bond, Note or Bill ("primary issue")** published two weeks prior to the date of prepayment and converted to an equivalent monthly compounded nominal yield.

        *As set forth above, the U.S. Treasury Bond, Note or Bill applicable for each prepayment period is as follows:

          Prepayment Period             U.S. Treasury Issue
          -----------------             --------------------
          To May 15, 1998                    May 1998, 9%
          May 15, 1998 to April 15, 2001          ***

        **In the event there is no market activity involving the primary issue at the time of prepayment, the holder of this Note shall choose a comparable Treasury Bond, Note or Bill ("secondary issue") which the holder of this Note deems to be similar to the primary issue's characteristics (i.e., rate, remaining time to maturity, yield).

        ***At this time there is not a U.S. Treasury Issue for this prepayment period. At the time of prepayment, holder shall select in its sole and absolute discretion a U.S. Treasury Issue with similar remaining time to maturity as this Note.

    (b) Calculate the "Present Value of the Mortgage." The Present Value of the Mortgage is the present value of the payments to be made in accordance with this Note (all installment payments and any remaining payment due on the Paragraph 21Call Date, or if the Call Date has already passed, on the Maturity Date) discounted at the Reinvestment Yield for the number of months remaining from the date of prepayment to the Paragraph 22Call Date, or if the Call Date has already passed, to the Maturity Date. In the event of a partial prepayment hereunder, the Present Value of the Mortgage shall be calculated in accordance with the preceding sentence multiplied by the fraction which results from dividing the amount of the prepaid proceeds by the principal balance of the loan immediately prior to prepayment.

    (c) Subtract the amount of the prepaid proceeds from the Present Value of the Mortgage as of the date of prepayment. Any resulting positive differential shall be the premium.

     If any payment of principal, interest or premium is not made when due, damages will be incurred by the holder of this Note, including additional expense in handling overdue payments, the amount of which is difficult and impractical to ascertain. The undersigned therefore agrees to pay, upon demand, the sum of four cents ($.04) for each one dollar ($1.00) of each said payment which becomes overdue as a reasonable estimate of the amount of said damages, subject, however, to the limitations contained in the fourth immediately succeeding paragraph.

     If any payment of principal, interest or premium is not made for a period exceeding ten (10) days after due under this Note or the Other Note, or if any Event of Default has occurred and is continuing under any instrument by which this Note or the Other Note is, or may hereafter be, secured, the entire principal balance, interest then accrued, and premium, whether or not otherwise then due, shall at the option of the holder of this Note or the Other Note, become immediately due and payable without demand or notice, and whether or not the holder of this Note or the Other Note has exercised said option, interest shall accrue on the entire principal balance, interest then accrued, and any premium then due, at a rate equal to the lesser of (i) four percent (4.0%) per annum above the then applicable rate of interest payable under this Note and the

Other Note or (ii) the maximum rate allowed by applicable law until fully paid or if the holder of this Note or the Other Note has not exercised said option, for the duration of such Event of Default.

     The term the "Other Note" as used herein shall mean that certain Secured Promissory Note of even date herewith in the original principal amount of $2,750,000.00 given by the undersigned to Principal Mutual Life Insurance Company. Any Event of Default by the undersigned under the Other Note shall constitute an Event of Default under this note.

     Notwithstanding anything herein or in any instrument by which this Note may be secured to the contrary, no provision contained herein or therein which purports to obligate the undersigned to pay any amount of interest or any fees, costs or expenses which are in excess of the maximum permitted by applicable law, shall be effective to the extent it calls for the payment of any interest or other amount in excess of such maximum. Any such excess shall, at the option of the holder of this Note, either be paid to the undersigned or be credited to principal. All agreements between the undersigned and the holder hereof, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand for payment or acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged or received by the holder hereof exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the holder hereof in excess of the maximum lawful amount, the interest payable to the holder hereof shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the holder hereof shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall, at the option of the holder hereof, be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof such excess shall be refunded to the undersigned. This paragraph shall control all agreements between the undersigned and the holder hereof.

     The undersigned and any endorsers or guarantors waive presentment, protest and demand, notice of protest, demand and dishonor and nonpayment, and except as expressly provided in the Mortgage or any other document evidencing, governing or securing this Note, notice of default, notice of intent to accelerate maturity and notice of acceleration of maturity and agree the due date of this Note or any installment may be extended without affecting any liability hereunder, and further promise to pay all reasonable costs and expenses, including attorney's fees, incurred by the holder hereof in connection with any default or in any proceeding to interpret and/or enforce any provision of this Note or any instrument by which it is secured. No release of the undersigned from liability hereunder shall release any other maker, endorser or guarantor hereof.

     This Note is secured by instruments and agreements of even date herewith executed and delivered by the undersigned to Principal Mutual Life Insurance Company creating among other things legal and valid encumbrances on and an assignment of all of the undersigned's interest in any leases of certain Mortgaged Premises located in the County of Burlington, State of New Jersey. Terms used herein which are defined in such instruments or agreements and not otherwise defined herein have the same definition as in such instruments and agreements. In no event shall such documents be construed inconsistently with the terms of this Note, and in the event of any discrepancy between any such documents and this Note, the terms hereof shall govern. The proceeds of this Note are to be used for business, commercial, investment or other similar purposes, and no portion thereof will be used for any personal, family or household use. This Note shall be governed by and construed in accordance with the laws of the State where the Mortgaged Premises is located.

     Notwithstanding any provision to the contrary in this Note, the Mortgage, or any other instrument or agreement by which this Note is secured (collectively referred to herein as the "Loan Documents"), and except as otherwise provided in this paragraph, the liability of the undersigned and any general partner of the undersigned under the Loan Documents shall be limited to the interest of the undersigned and any general partner of the undersigned in the Mortgaged Premises and the rents, issues, proceeds and profits thereof. In the event of foreclosure of the liens evidenced by the Loan Documents, no judgment for any deficiency upon the indebtedness evidenced by the Loan Documents shall be sought or obtained by the holder of this Note against the undersigned or any general partner of the undersigned. Nothing contained in this paragraph shall:

    (a) prevent the failure of the undersigned to make any payment or to perform any obligation under any of the Loan Documents within the time periods provided therein from being an Event of Default thereunder;

    (b) be construed as limiting the obligations of the undersigned to any tenant under any lease of the Mortgaged Premises;

    (c) in any way limit or impair the lien or enforcement of the Loan Documents pursuant to the terms thereof; or

    (d) limit the obligations of any indemnitor or guarantor, if any, of obligations of the undersigned under the Loan Documents.

    Notwithstanding the foregoing paragraph, the undersigned and any general partner of the undersigned shall be personally liable to the holder of this Note for:

    (a)failure of the undersigned to comply with paragraphs 2 (taxes and assessments) and 3 (insurance) of the Mortgage, provided that the undersigned's personal liability shall be limited to the extent that the undersigned received rents, issues, proceeds and profits from the Mortgaged Premises (A) during the eighteen (18) month period prior to an Event of Default and/or (B) after an Event of Default under the Loan Documents has occurred and is continuing, and such rents, issues, proceeds and profits are not first applied to (y) expenses for the operation or maintenance of the Mortgaged Premises and the taxes, assessments, utility charges and insurance of the Mortgaged Premises, taking into account sufficient reserves for the same and for replacements and recurring items, and (z) payment of principal, interest and other charges when due under the Loan Documents, and further provided that any payments to parties related to the undersigned shall be considered as expenses of operation only if they are at market rates or fees consistent with market rates or fees for the same or similar services;

    (b) any event or circumstance for which the undersigned indemnifies the holder of this Note under paragraph 1(m) (environmental indemnity) of the Mortgage;

    (c) failure of the undersigned to pay utilities on or before the date such payments are due; provided that the undersigned's personal liability shall be limited to the extent that the undersigned received rents, issues, proceeds and profits from the Mortgaged Premises (A) during the eighteen (18) month period prior to an Event of Default and/or (B) after an Event of Default under the Loan Documents has occurred and is continuing, and such rents, issues, proceeds and profits are not first applied to (y) expenses for the operation or maintenance of the Mortgaged Premises and the taxes, assessments, utility charges and insurance of the Mortgaged Premises, taking into account sufficient reserves for the same and for replacements and recurring items, and (z) payment of principal, interest and other charges when due under the Loan Documents, and further provided that any payments to parties related to the undersigned shall be considered as expenses of operation only if they are at market rates or fees consistent with market rates or fees for the same or similar services;

    (d) operation and maintenance of the Mortgaged Premises, provided that the undersigned's personal liability shall be limited to the extent that the undersigned received rents, issues, proceeds and profits from the Mortgaged Premises (A) during the eighteen (18) month period prior to an Event of Default and/or (B) after an Event of Default under the Loan Documents has occurred and is continuing, and such rents, issues, proceeds and profits are not first applied to (y) expenses for the operation or maintenance of the Mortgaged Premises and the taxes, assessments, utility charges and insurance of the Mortgaged Premises, taking into account sufficient reserves for the same and for replacements and recurring items, and (z) payment of principal, interest and other charges when due under the Loan Documents, and further provided that any payments to parties related to the undersigned shall be considered as expenses of operation only if they are at market rates or fees consistent with market rates or fees for the same or similar services;

    (e) any sums expended by the holder of this Note in fulfilling the obligations of the undersigned as lessor under any lease of the Mortgaged Premises prior to a sale of the Mortgaged Premises pursuant to foreclosure or power of sale, a bona fide sale (permitted by the terms of paragraph 1(l) of the Mortgage or consented to in writing by the holder of this Note) to an unrelated third party or upon conveyance to the holder of this Note of the Mortgaged Premises by a deed acceptable to the holder of this Note in form and content (each of which shall be referred to as a "Sale" for purposes of this paragraph) or expended by the holder of this Note after a Sale of the Mortgaged Premises for obligations of the undersigned which arose prior to a Sale of the Mortgaged Premises; provided that the undersigned's personal liability shall be limited to the extent that the undersigned received rents, issues, proceeds and profits from the Mortgaged Premises (A) during the eighteen (18) month period prior to an Event of Default and/or (B) after an Event of Default under the Loan Documents has occurred and is continuing, and such rents, issues, proceeds and profits are not first applied to (y) expenses for the operation or maintenance of the Mortgaged Premises and the taxes, assessments, utility charges and insurance of the Mortgaged Premises, taking into account sufficient reserves for the same and for replacements and recurring items, and (z) payment of principal, interest and other charges when due under the Loan Documents, and further provided that any payments to parties related to the undersigned shall be considered as expenses of operation only if they are at market rates or fees consistent with market rates or fees for the same or similar services;

    (f) any rents or other income regardless of type or source of payment (including, but not limited to, CAM charges, lease termination payments, refunds of any type, prepayment of rents, settlements of litigation, or settlements of past due rents) from the Mortgaged Premises which the undersigned has received after an Event of Default under the Loan Documents has occurred and is continuing, and which are not applied to
        (A) expenses of operation and maintenance of the Mortgaged Premises and the taxes, assessments, utility charges and insurance of the Mortgaged Premises, taking into account sufficient reserves for the same and for replacements and recurring items, and (B) payment of principal, interest and other charges when due under the Loan Documents; provided that any payments to parties related to the undersigned shall be considered expenses of operation only if they are at market rates or fees consistent with market rates or fees for the same or similar services;

    (g) any unforfeited security deposits of tenants not turned over to the holder of this Note upon conveyance of the Mortgaged Premises to the holder of this Note pursuant to foreclosure or power of sale or by a deed acceptable to the holder of this Note in form and content;

    (h) misapplication or misappropriation of tax reserve accounts, tenant improvement reserve accounts, security deposits, prepaid rents or other similar sums paid to or held by the undersigned or any other entity or person in connection with the operation of the Mortgaged Premises;

    (i) any waste committed or allowed by the undersigned with respect to the Mortgaged Premises; and

    (j) any insurance or condemnation proceeds or other similar funds or payments applied by the undersigned in a manner other than as expressly provided in the Loan Documents.

    Notwithstanding anything to the contrary in the Loan Documents, the limitation on liability contained in the second immediately preceding paragraph SHALL BECOME NULL AND VOID and shall be of no further force and effect in the event:

    (a) of any breach or violation of paragraph 1(l) (due on sale or encumbrance) of the Mortgage, other than the filing of a nonmaterial mechanic's lien affecting the Mortgaged Premises, the granting of any utility or other nonmaterial easement or servitude burdening the Mortgaged Premises, or any other transfer or encumbrance not in the nature of a transfer, reduction or impairment of any material economic interest in the Mortgaged Premises; or

    (b) of any fraud or willful misrepresentation by the undersigned regarding the Mortgaged Premises, the making or delivery of any of the Loan Documents or in any materials or information provided by the undersigned or any general partner of the undersigned in connection with the loan.

     If more than one, all obligations and agreements of the undersigned are joint and several.

    This Note may not be changed or terminated orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. All of the rights privileges and obligations hereunder shall inure to the benefit of the heirs, successors and assigns of the holder hereof and shall bind the heirs, successors and assigns of the undersigned.

     The remedies of the holder hereof, as provided herein, shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of the holder hereof, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

     This Note shall be construed and enforced in accordance with the substantive law of the State of New Jersey; the Courts of New Jersey shall have exclusive jurisdiction over suits as to this Note and the other documents described above; and the undersigned hereby consents to the jurisdiction of the Courts of New Jersey.

    If any provision of this Note shall, for any reason, be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein.


                                   BRANDYWINE REALTY PARTNERS, a Pennsylvania general partnership


                                   By: BRANDYWINE REALTY TRUST, a
                                       Maryland real estate
                                       investment trust, general partner


                                       By ___/s/ Gerard H. Sweeney__________
                                          Gerard H. Sweeney
                                          President and CEO

BB/dt/s:750594/spn
2/13/95

                            SECURED PROMISSORY NOTE
                                    D-750595

$2,750,000.00                                     ___April 20________, 1995
                                                  __________, North Carolina


    FOR VALUE RECEIVED, the undersigned, BRANDYWINE REALTY PARTNERS, a Pennsylvania general partnership, hereby promises to pay to the order of PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa corporation, at the Home Office of Principal Mutual Life Insurance Company at 711 High Street, Des Moines, Iowa 50392, or at such other place as the holder of this Note may designate, the principal sum of Two Million Seven Hundred Fifty Thousand and 00/100 Dollars ($2,750,000.00) or so much thereof as shall from time to time have been advanced, together with interest on the unpaid balance of said sum from ___April 21__________, 1995 at the rate of eight and seventy-five one-hundredths percent (8.75%) per annum, computed on the basis of a 360 day year composed of twelve 30-day months, in installments as follows:

    Beginning on May 15, 1995, principal and interest shall be due and payable in installments of Twenty-two Thousand Six Hundred Eight and 95/100 Dollars ($22,608.95), with an installment in a like amount due and payable on the same day of each month thereafter continuing to and including April 15, 1996.

    On April 15, 1996, the per annum interest rate applicable from April 15, 1996 until October 15, 1996 shall be adjusted to nine percent (9.00%) per annum. Beginning on May 15, 1996, principal and interest payments shall be due and payable in installments of Twenty-three Thousand Sixty-seven and 18/100 Dollars ($23,067.18), with an installment in a like amount due and payable on the same day of each month thereafter continuing to and including October 15, 1996.

    On October 15, 1996, the per annum interest rate shall be adjusted to nine and thirty-one one-hundredths percent (9.31%) per annum. Beginning on November 15, 1996, principal and interest payments shall be due and payable in installments of Twenty-three Thousand Six Hundred Thirty-three and 55/100 Dollars ($23,633.55), with an installment in a like amount due and payable on the same day of each month thereafter continuing to and including April 15, 1998. On April 15, 1998 the per annum interest rate shall be adjusted to an interest rate established by the holder of this note ("Adjusted Interest Rate") based upon the holder of this Note's evaluation of: (i) the then current financial performance and projected risk of the Mortgaged Premises, as hereinafter defined, which shall encompass various factors, including but not limited to contract debt service coverage, loan-to-value ratio, economic debt service coverage, occupancy, frequency of tenant rollover, financial strength and stability of tenants; (ii) the then current financial status of the undersigned, which shall include but not be limited to creditworthiness, financial strength, percentage of liabilities to liquid assets, and annual net income; and (iii) the remaining term and current outstanding balance of the note. Commencing on May 15, 1998, monthly installments of principal and interest shall be due and payable in an amount determined by amortizing the then principal balance of this note over a twenty-two (22) year term at the

    Adjusted Interest Rate, and a like amount shall be due and payable on the same day of each month thereafter until said principal and interest shall be paid, except that all remaining principal and interest shall be due and payable on April 15, 2001 ("Maturity Date"). Each installment shall be credited first upon interest then accrued and the remainder upon principal, and interest shall cease to accrue upon principal so credited. If on the date of the first installment, interest is accrued for more or less than one installment period, the amount of said installment shall be increased or decreased by the amount that the interest accrued exceeds or is less than the interest for one installment period based on the actual number of days elapsed to the date of said installment. All principal and interest shall be paid Paragraph 8by automated clearing house transfer through such bank or financial institution as shall be approved in writing by the holder hereof, shall be made to an account designated by holder, and shall be initiated by holder or shall be made in such other manner as the holder hereof may direct from time to time.

     The holder of this Note shall notify the undersigned in writing on or before February 15, 1998 of holder's election to offer the undersigned the Adjusted Interest Rate, and the rate thereof, or of holder's intention to declare this Note to be due and payable in full. In the event holder notifies the undersigned of its intention to declare this Note to be due and payable in full in lieu of offering an Adjusted Interest Rate or in the event the undersigned fails to notify the holder in writing on or before March 1, 1998 that the undersigned accepts the Adjusted Interest Rate or in the event the undersigned fails to pay a One Thousand Dollar ($1,000.00) rate adjustment fee to holder on or before March 1, 1998 in connection with the undersigned's acceptance of the Adjusted Interest Rate, this Note shall on May 15, 1998 ("Call Date"), become due and payable in full, without premium, and all principal, interest accrued or to accrue to said date and all other amounts then unpaid on this Note or due or to become due under any instrument by which it is secured shall become immediately due and payable in full. Notwithstanding any other provision herein, holder shall not be obligated to offer an Adjusted Interest Rate if any default exists under this Note or the Deed of Trust, Security Agreement and Assignment of Rents of even date herewith ("Deed of Trust").

     No privilege is reserved by the undersigned to prepay any principal of this Note except the undersigned may prepay this Note in full, but not in part, anytime during the term of this Note with thirty (30) days written notice to the holder provided: (A) the remaining Greentree office buildings that holder has not released from the Mortgage and Security Agreement of even date herewith by and between undersigned and holder (the "Mortgage") commonly known as One Greentree Centre, Two Greentree Centre and Three Greentree Centre: (i) provide for a loan to value ratio under the Other Note (as hereinafter defined) equal to or less than 55%, as reasonably determined by an appraisal prepared by holder; and (ii) provide for a debt service coverage (annual net operating income from all approved executed leases in effect on the Other Premises divided by the total annual installment payments due under the Other Note including accrued or capitalized interest) of not less than 1.75, as reasonably determined by holder; and (B) undersigned pays to holder a Make Whole Premium (as hereinafter defined). Notwithstanding anything herein to the contrary, no premium or penalty, including, but not limited to, the Make Whole Premium, shall be applicable to any prepayment hereunder due to the application of the proceeds from any condemnation or casualty in accordance with the terms of the Deed of Trust, provided no Event of Default exists under the Loan Documents, as hereinafter defined.

    The undersigned agrees that if the holder of this Note accelerates the whole or any part of the principal sum evidenced hereby, or applies any proceeds as if such application had been made as a result of such acceleration, pursuant to the provisions of the Deed of Trust, the undersigned waives any right to prepay said principal sum in whole or in part without premium and agrees to pay, as liquidated damages and not as a penalty, a "Make Whole Premium." The Make Whole Premium shall mean an amount equal to the greater of one percent (1%) of the principal amount to be prepaid or a premium calculated as follows:

    (a) Determine the "Reinvestment Yield." The Reinvestment Yield will be equal to the yield on the applicable* U.S. Treasury Bond, Note or Bill ("primary issue")** published two weeks prior to the date of prepayment and converted to an equivalent monthly compounded nominal yield.

        *As set forth above, the U.S. Treasury Bond, Note or Bill applicable for each prepayment period is as follows:

               Prepayment Period             U.S. Treasury Issue
               -----------------             -------------------
               To May 15, 1998                    May 1998, 9%
               May 15, 1998 to April 15, 2001          ***

        **In the event there is no market activity involving the primary issue at the time of prepayment, the holder of this Note shall choose a comparable Treasury Bond, Note or Bill ("secondary issue") which the holder of this Note deems to be similar to the primary issue's characteristics (i.e., rate, remaining time to maturity, yield).

        ***At this time there is not a U.S. Treasury Issue for this prepayment period. At the time of prepayment, holder shall select in its sole and absolute discretion a U.S. Treasury Issue with similar remaining time to maturity as this Note.

    (b) Calculate the "Present Value of the Mortgage." The Present Value of the Mortgage is the present value of the payments to be made in accordance with this Note (all installment payments and any remaining payment due on the Paragraph 21Call Date, or if the Call Date has already passed, on the Maturity Date) discounted at the Reinvestment Yield for the number of months remaining from the date of prepayment to the Paragraph 22Call Date, or if the Call Date has already passed, to the Maturity Date. In the event of a partial prepayment hereunder, the Present Value of the Mortgage shall be calculated in accordance with the preceding sentence multiplied by the fraction which results from dividing the amount of the prepaid proceeds by the principal balance of the loan immediately prior to prepayment.

    (c) Subtract the amount of the prepaid proceeds from the Present Value of the Mortgage as of the date of prepayment. Any resulting positive differential shall be the premium.

     If any payment of principal, interest or premium is not made when due, damages will be incurred by the holder of this Note, including additional expense in handling overdue payments, the amount of which is difficult and impractical to ascertain. The undersigned therefore agrees to pay, upon demand, the sum of four cents ($.04) for each one dollar ($1.00) of each said payment which becomes overdue for a period exceeding fifteen (15) days or such shorter period of time as may be permitted by North Carolina law as a reasonable estimate of the amount of said damages, subject, however, to the limitations contained in the fourth immediately succeeding paragraph.

     If any payment of principal, interest or premium is not made for a period exceeding ten (10) days after due under this Note or the Other Note, or if any Event of Default has occurred and is continuing under any instrument by which this Note or the Other Note is, or may hereafter be, secured, the entire principal balance, interest then accrued, and premium, whether or not otherwise then due, shall at the option of the holder of this Note or the Other Note, become immediately due and payable without demand or notice, and whether or not the holder of this Note or the Other Note has exercised said option, interest shall accrue on the entire principal balance, interest then accrued, and any premium then due, at a rate equal to the lesser of (i) four percent (4.0%) per annum above the then applicable rate of interest payable under this Note and the Other Note or (ii) the maximum rate allowed by applicable law until fully paid or if the holder of this Note or the Other Note has not exercised said option, for the duration of such Event of Default.

     The term the "Other Note" as used herein shall mean that certain Secured Promissory Note of even date herewith in the original principal amount of $6,250,000.00 given by the undersigned to Principal Mutual Life Insurance Company. Any Event of Default by the undersigned under the Other Note shall constitute an Event of Default under this note.

     Notwithstanding anything herein or in any instrument by which this Note may be secured to the contrary, no provision contained herein or therein which purports to obligate the undersigned to pay any amount of interest or any fees, costs or expenses which are in excess of the maximum permitted by applicable law, shall be effective to the extent it calls for the payment of any interest or other amount in excess of such maximum. Any such excess shall, at the option of the holder of this Note, either be paid to the undersigned or be credited to principal. All agreements between the undersigned and the holder hereof, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand for payment or acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged or received by the holder hereof exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the holder hereof in excess of the maximum lawful amount, the interest payable to the holder hereof shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the holder hereof shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall, at the option of the holder hereof, be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof such excess shall be refunded to the undersigned. This paragraph shall control all agreements between the undersigned and the holder hereof.

     The undersigned and any endorsers or guarantors waive presentment, protest and demand, notice of protest, demand and dishonor and nonpayment, and except as expressly provided in the Deed of Trust or any other document evidencing, governing or securing this Note, notice of default, notice of intent to accelerate maturity and notice of acceleration of maturity and agree the due date of this Note or any installment may be extended without affecting any liability hereunder, and further promise to pay all reasonable costs and expenses, including attorney's fees, incurred by the holder hereof in connection with any default or in any proceeding to interpret and/or enforce any provision of this Note or any instrument by which it is secured. No release of the undersigned from liability hereunder shall release any other maker, endorser or guarantor hereof.

     This Note is secured by instruments and agreements of even date herewith executed and delivered by the undersigned to Principal Mutual Life Insurance Company creating among other things legal and valid encumbrances on and an assignment of all of the undersigned's interest in any leases of certain Mortgaged Premises located in the County of Wake, State of North Carolina. Terms used herein which are defined in such instruments or agreements and not otherwise defined herein have the same definition as in such instruments and agreements. In no event shall such documents be construed inconsistently with the terms of this Note, and in the event of any discrepancy between any such documents and this Note, the terms hereof shall govern. The proceeds of this Note are to be used for business, commercial, investment or other similar purposes, and no portion thereof will be used for any personal, family or household use. This Note shall be governed by and construed in accordance with the laws of the State where the Mortgaged Premises is located.


     Notwithstanding any provision to the contrary in this Note, the Deed of Trust, or any other instrument or agreement by which this Note is secured (collectively referred to herein as the "Loan Documents"), and except as otherwise provided in this paragraph, the liability of the undersigned and any general partner of the undersigned under the Loan Documents shall be limited to the interest of the undersigned and any general partner of the undersigned in the Mortgaged Premises and the rents, issues, proceeds and profits thereof. In the event of foreclosure of the liens evidenced by the Loan Documents, no judgment for any deficiency upon the indebtedness evidenced by the Loan Documents shall be sought or obtained by the holder of this Note against the undersigned or any general partner of the undersigned. Nothing contained in this paragraph shall:

    (a) prevent the failure of the undersigned to make any payment or to perform any obligation under any of the Loan Documents within the time periods provided therein from being an Event of Default thereunder;

    (b) be construed as limiting the obligations of the undersigned to any tenant under any lease of the Mortgaged Premises;

    (c) in any way limit or impair the lien or enforcement of the Loan Documents pursuant to the terms thereof; or

    (d) limit the obligations of any indemnitor or guarantor, if any, of obligations of the undersigned under the Loan Documents.

    Notwithstanding the foregoing paragraph, the undersigned and any general partner of the undersigned shall be personally liable to the holder of this Note for:

    (a)failure of the undersigned to comply with paragraphs 2 (taxes and assessments) and 3 (insurance) of the Deed of Trust, provided that the undersigned's personal liability shall be limited to the extent that the undersigned received rents, issues, proceeds and profits from the Mortgaged Premises (A) during the eighteen (18) month period prior to an Event of Default and/or (B) after an Event of Default under the Loan Documents has occurred and is continuing and such rents, issues, proceeds and profits are not first applied to (y) expenses for the operation or maintenance of the Mortgaged Premises and the taxes, assessments, utility charges and insurance of the Mortgaged Premises, taking into account sufficient reserves for the same and for replacements and recurring items, and (z) payment of principal, interest and other charges when due under the Loan Documents, and further provided that any payments to parties related to the undersigned shall be considered as expenses of operation only if they are at market rates or fees consistent with market rates or fees for the same or similar services;

     (b)any event or circumstance for which the undersigned indemnifies the holder of this Note under paragraph 1(m) (environmental indemnity) of the Deed of Trust;

    (c) failure of the undersigned to pay utilities on or before the date such payments are due; provided that the undersigned's personal liability shall be limited to the extent that the undersigned received rents, issues, proceeds and profits from the Mortgaged Premises (A) during the eighteen (18) month period prior to an Event of Default and/or (B) after an Event of Default under the Loan Documents has occurred and is continuing and such rents, issues, proceeds and profits are not first applied to (y) expenses for the operation or maintenance of the Mortgaged Premises and the taxes, assessments, utility charges and insurance of the Mortgaged Premises, taking into account sufficient reserves for the same and for replacements and recurring items, and (z) payment of principal, interest and other charges when due under the Loan Documents, and further provided that any payments to parties related to the undersigned shall be considered as expenses of operation only if they are at market rates or fees consistent with market rates or fees for the same or similar services;

    (d) operation and maintenance of the Mortgaged Premises, provided that the undersigned's personal liability shall be limited to the extent that the undersigned received rents, issues, proceeds and profits from the Mortgaged Premises (A) during the eighteen (18) month period prior to an Event of Default and/or (B) after an Event of Default under the Loan Documents has occurred and is continuing and such rents, issues, proceeds and profits are not first applied to (y) expenses for the operation or maintenance of the Mortgaged Premises and the taxes, assessments, utility charges and insurance of the Mortgaged Premises, taking into account sufficient reserves for the same and for replacements and recurring items, and (z) payment of principal, interest and other charges when due under the Loan Documents, and further provided that any payments to parties related to the undersigned shall be considered as expenses of operation only if they are at market rates or fees consistent with market rates or fees for the same or similar services;

    (e) any sums expended by the holder of this Note in fulfilling the obligations of the undersigned as lessor under any lease of the Mortgaged Premises prior to a sale of the Mortgaged Premises pursuant to foreclosure or power of sale, a bona fide sale (permitted by the terms of paragraph 1(l) of the Deed of Trust or consented to in writing by the holder of this Note) to an unrelated third party or upon conveyance to the holder of this Note of the Mortgaged Premises by a deed acceptable to the holder of this Note in form and content (each of which shall be referred to as a "Sale" for purposes of this paragraph) or expended by the holder of this Note after a Sale of the Mortgaged Premises for obligations of the undersigned which arose prior to a Sale of the Mortgaged Premises, provided that the undersigned's personal liability shall be limited to the extent that the undersigned received rents, issues, proceeds and profits from the Mortgaged Premises (A) during the eighteen (18) month period prior to an Event of Default and/or (B) after an Event of Default under the Loan Documents has occurred and is continuing and such rents, issues, proceeds and profits are not first applied to (y) expenses for the operation or maintenance of the Mortgaged Premises and the taxes, assessments, utility charges and insurance of the Mortgaged Premises, taking into account sufficient reserves for the same and for replacements and recurring items, and (z) payment of principal, interest and other charges when due under the Loan Documents, and further provided that any payments to parties related to the undersigned shall be considered as expenses of operation only if they are at market rates or fees consistent with market rates or fees for the same or similar services;

    (f) any rents or other income regardless of type or source of payment (including, but not limited to, CAM charges, lease termination payments, refunds of any type, prepayment of rents, settlements of litigation, or settlements of past due rents) from the Mortgaged Premises which the undersigned has received after an Event of Default under the Loan Documents has occurred and is continuing, and which are not applied to
        (A) expenses of operation and maintenance of the Mortgaged Premises and the taxes, assessments, utility charges and insurance of the Mortgaged

        Premises, taking into account sufficient reserves for the same and for replacements and recurring items, and (B) payment of principal, interest and other charges when due under the Loan Documents; provided that any payments to parties related to the undersigned shall be considered expenses of operation only if they are at market rates or fees consistent with market rates or fees for the same or similar services;

    (g) any unforfeited security deposits of tenants not turned over to the holder of this Note upon conveyance of the Mortgaged Premises to the holder of this Note pursuant to foreclosure or power of sale or by a deed acceptable to the holder of this Note in form and content;

    (h) misapplication or misappropriation of tax reserve accounts, tenant improvement reserve accounts, security deposits, prepaid rents or other similar sums paid to or held by the undersigned or any other entity or person in connection with the operation of the Mortgaged Premises;

    (i) any waste committed or allowed by the undersigned with respect to the Mortgaged Premises; and

    (j) any insurance or condemnation proceeds or other similar funds or payments applied by the undersigned in a manner other than as expressly provided in the Loan Documents.

    Notwithstanding anything to the contrary in the Loan Documents, the limitation on liability contained in the second immediately preceding paragraph SHALL BECOME NULL AND VOID and shall be of no further force and effect in the event:

    (a) of any breach or violation of paragraph 1(l) (due on sale or encumbrance) of the Deed of Trust, other than the filing of a nonmaterial mechanic's lien affecting the Mortgaged Premises, the granting of any utility or other nonmaterial easement or servitude burdening the Mortgaged Premises, or any other transfer or encumbrance not in the nature of a transfer, reduction or impairment of any material economic interest in the Mortgaged Premises; or

    (b) of any fraud or willful misrepresentation by the undersigned regarding the Mortgaged Premises, the making or delivery of any of the Loan Documents or in any materials or information provided by the undersigned or any general partner of the undersigned in connection with the loan.

     If more than one, all obligations and agreements of the undersigned are joint and several.

    This Note may not be changed or terminated orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. All of the rights privileges and obligations hereunder shall inure to the benefit of the heirs, successors and assigns of the holder hereof and shall bind the heirs, successors and assigns of the undersigned.

    This Note shall be construed and enforced in accordance with the substantive law of the State of North Carolina; the Courts of North Carolina shall have exclusive jurisdiction over suits as to this Note and the other documents described above; and the undersigned hereby consents to the jurisdiction of the Courts of North Carolina.

    If any provision of this Note shall, for any reason, be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein.


                                   BRANDYWINE REALTY PARTNERS, a Pennsylvania general partnership


  ATTEST:                          By:  BRANDYWINE REALTY TRUST, a
                                        Maryland real estate investment trust,
                                        general partner


   /s/ Francine M. Haulenbeek                By /s/ Gerard H.  Sweeney
- --------------------------------          -------------------------------
    Francine M. Haulenbeek                      Gerard H. Sweeney
    Secretary                                   President and CEO

BB/dt/s:750594/spn
2/13/95

Record and return to:

Principal Mutual Life Insurance Company
711 High Street
Des Moines, IA  50392-1360
ATTN:  Commercial Real Estate Closing
        Bob Bailey


                        MORTGAGE AND SECURITY AGREEMENT
                                    D-750594


    THIS MORTGAGE AND SECURITY AGREEMENT (the "Mortgage") made as of __April 20_____, 1995, by and between BRANDYWINE REALTY PARTNERS, a Pennsylvania general partnership, having a principal place of business at 200 Berwyn Park, Suite 100, Berwyn, Pennsylvania 19312, herein called Mortgagor, and PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa corporation, having its principal place of business and post office address at 711 High Street, Des Moines, Iowa 50392, herein called Mortgagee,

    WITNESSETH:

    THAT Mortgagor is justly indebted to Mortgagee for money borrowed in the principal sum of Six Million Two Hundred Fifty Thousand and 00/100 Dollars ($6,250,000.00) evidenced by Mortgagor's promissory note (herein called the Note) of even date herewith, made payable and delivered to Mortgagee, in which Note Mortgagor promises to pay to Mortgagee the said principal sum or so much thereof as may be advanced from time to time by Mortgagee, together with interest at the rate, at the times, and in installments as in the Note provided, until the entire principal and accrued interest have been paid, but in any event, the unpaid balance (if any) remaining due on the Note shall be due and payable on the fifteenth day of April, 2001 ("Maturity Date").

     The term the "Other Note" as used herein shall mean the Secured Promissory Note dated the date hereof in the principal amount of $2,750,000.00 payable to Mortgagee, and the term the "Other Mortgage" shall mean the Deed of Trust, Security Agreement and Assignment of Rents dated the date hereof in the principal amount of $2,750,000.00 from the Mortgagor creating a lien on the Other Premises (as hereinafter defined).

     NOW, THEREFORE, to secure the payment of the said indebtedness in accordance with the terms and conditions hereof and of the Note, and all extensions, modifications and renewals thereof and the performance of the covenants and agreements contained herein, and also to secure the payment of any and all other indebtedness, direct or contingent, that may now or hereafter become owing from Mortgagor to Mortgagee under the Note, the Other Note (as defined herein), this Mortgage and the Other Mortgage (as defined herein), and in consideration of Ten Dollars in hand paid, receipt of which is hereby acknowledged, Mortgagor does by these presents Paragraph 3give, grant, bargain, sell, alien, enfeoff, convey and confirm unto Mortgagee, its successors and assigns forever, that certain real estate and all of Mortgagor's estate, right, title and interest therein, located in the County of Burlington, State of New Jersey, more particularly described in Exhibit A attached hereto and made a part hereof, and that certain real estate and all of Mortgagor's estate, right, title and interest therein, located in the County of Wake, State of North Carolina, more particularly described in Exhibit A-1 attached hereto and made a part hereof ("Other Premises"), which real estate, together with the following described property, rights and interests, is collectively referred to herein as the "Premises."

     Together with Mortgagor's interest as lessor in and to all leases of the said Premises, or any part thereof, heretofore or hereafter made and entered into by Mortgagor during the life of this Mortgage or any extension or renewal hereof and all rents, issues, proceeds and profits accruing and to accrue from the Premises (which are pledged primarily and on a parity with the real estate and not secondarily).

    Together with all and singular the tenements, hereditaments, easements, appurtenances, passages, waters, water courses, riparian rights, rights in trade names (other than the name "Brandywine" or any derivation thereof), other rights, liberties and privileges thereof or in any way now or hereafter appertaining, including homestead and any other claim at law or in equity as well as any after-acquired title, franchise or license and the reversion and reversions and remainder and remainders thereof.

    Together with, the right in case of foreclosure hereunder of the encumbered property for Mortgagee to take and use the name by which the buildings and all other improvements situated on the Premises are commonly known and the right to manage and operate the said buildings under any such name and variants thereof (other than the name "Brandywine" or any derivation thereof).

    Together with all right, title and interest of Mortgagor in any and all buildings and improvements of every kind and description now or hereafter erected or placed on the said real estate and all materials intended for construction, reconstruction, alteration and repairs of such buildings and improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the Premises immediately upon the delivery thereof to the Premises, and all fixtures now or hereafter owned by Mortgagor and attached to or contained in and used in connection with the Premises including, but not limited to, all machinery, motors, elevators, fittings, radiators, awnings, shades, screens, and all plumbing, heating, lighting, ventilating, refrigerating, incinerating, air-conditioning and sprinkler equipment and fixtures and appurtenances thereto; and all items of furniture, furnishings, equipment and personal property owned by Mortgagor used or useful in the operation of the Premises; and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to said buildings or improvements in any manner; it being mutually agreed, intended and declared that all the aforesaid property owned by Mortgagor and placed by it on the real estate or used in connection with the operation or maintenance of the Premises shall, so far as permitted by law, be deemed to form a part and parcel of the real estate and for the purpose of this Mortgage to be real estate and covered by this Mortgage, and as to any of the property aforesaid which does not so form a part and parcel of the real estate or does not constitute a "fixture" (as such term is defined in the Uniform Commercial Code) this Mortgage is hereby deemed to be, as well, a Security Agreement under the Uniform Commercial Code for the purpose of creating hereby a security interest in such property which Mortgagor hereby grants to Mortgagee as Secured Party. Mortgagor agrees to execute any and all documents, including financing statements which may be required to perfect the security interest granted hereby.

    Together with all right, title and interest of Mortgagor, now or hereafter acquired, in and to any and all strips and gores of land adjacent to and used in connection with the Premises and all right, title and interest of Mortgagor, now owned or hereafter acquired, in, to, over and under the ways, streets, sidewalks and alleys adjoining the Premises.

    Together with all funds now or hereafter held by Mortgagee under any escrow security agreement, except that certain Escrow Agreement dated the date hereof, or under any of the terms hereof, including but not limited to funds held under the provisions of paragraph 4 hereof.

     Mortgagor has concurrently executed a Deed of Trust, Security Agreement and Assignment of Rents in favor of Mortgagee dated the date hereof covering certain real property in the County of Wake, State of North Carolina as additional security for the payment of the indebtedness secured hereby.

     TO HAVE AND TO HOLD the same unto the Mortgagee, its successors and assigns forever, for the purposes and uses herein set forth.

     Mortgagor represents that it is the absolute owner in fee simple of the Premises described in Exhibit A, which Premises are free and clear of any liens or encumbrances except as set out in Exhibit B attached hereto, and except for taxes which are not yet due or delinquent. Mortgagor shall forever warrant and defend the title to the Premises against all claims and demands of all persons whomsoever and will on demand execute any additional instrument which may be required to give Mortgagee a valid first lien on all of the Premises, except as stated in Exhibit B.

    Mortgagor further represents that: (i) the Premises is not subject to any unrepaired casualty damage; (ii) to the best of its knowledge after due and diligent inquiry and investigation, except as disclosed in that Asbestos Inspection Report conducted by ATEC Associates, Inc., dated December 2, 1994 and those Phase I Environmental Reports (3) conducted by McLaren Hart Environmental Engineering Corporation, each dated March 13, 1995 (the "Report"), and except for supplies for cleaning and maintenance and standard office supplies in commercially reasonable amounts, there is no Hazardous Material (as hereinafter defined) on the Premises, nor has any Hazardous Material been discharged from the Premises or penetrated any surface or subsurface rivers or streams crossing or adjoining the Premises or the aquifer underlying the Premises; (iii) Mortgagor has complied and caused the Premises to comply with all statutes, laws, ordinances, rules and regulations of all local, state or federal authorities having jurisdiction over the Premises or its use relative to any Hazardous Material; and (iv) there is no other property presently owned or used by Mortgagor from which the existence or discharge of Hazardous Material would result in any charge or lien upon the Premises. Hazardous Material as used in this Mortgage means any hazardous or toxic material, substance or waste which is defined by those or similar terms or is regulated as such under any statute, law, ordinance, rule or regulation of any local, state or federal authority having jurisdiction over the Premises or its use, including but not limited to (a) the Federal Water Pollution Control Act (33 U.S.C. ss.1251) as amended; (b) the Resource Conservation and Recovery Act (42 U.S.C. ss.6901 et. seq.) as amended; (c) the Comprehensive Environmental Response, Compensation and Liability Act, (42 U.S.C. ss.9601 et. seq.) as amended; (d) the Federal Clean Air Act (42 U.S.C. ss.7401 et. seq.) as amended Paragraph 4(e) the New Jersey Industrial Site Recovery Act, P.L. 1993 c. 139 ("ISRA"), formerly the New Jersey Environmental Cleanup Responsibility Act, N.J.S.A. 13:1K-6 eq seq. ("ECRA"); (f) the

New Jersey Spill Compensation and Control Act, as amended,
N.J.S.A. 58:10-23.11 et seq. (the "Spill Act"); and (g) the New Jersey Underground Storage of Hazardous Substances Act, as amended, N.J.S.A. 58:10A-21 et seq. ("USTA") (hereinafter referred to collectively as "Environmental Laws").

MORTGAGOR COVENANTS AND AGREES AS FOLLOWS:

    1.  Mortgagor shall

        (a) pay each item of indebtedness secured by this Mortgage when due according to the terms hereof and of the Note;

        (b) pay a late charge equal to four percent (4.0%) of any payment of principal, interest or premium which is not paid on or before the due date thereof to cover the expense involved in handling such late payment;

        (c) pay on or before the due date thereof any indebtedness which may be secured by a lien or charge on the Premises, and upon request of Mortgagee exhibit satisfactory evidence of the discharge thereof, provided, however, Mortgagor may contest any mechanics liens in accordance with Section 2(b) herein, provided same is less than $50,000.00 in aggregate;

        (d) complete within a reasonable time the construction of any building now or at any time in process of construction upon the real estate;

        (e) make no material alteration to the Premises without the prior written consent of Mortgagee, except such as are required by law or ordinance or by the terms of any lease of the Premises which have been approved by Mortgagee;

        (f) remove or demolish no building or other improvement at any time a part of the Premises other than as required by law or ordinance, and shall keep the Premises, including the buildings and improvements, in good condition and repair, normal wear and tear excepted, without waste, and free from mechanics' liens or other liens or claims for liens and encumbrances not expressly subordinated to the lien hereof, provided, however, Mortgagor may contest any mechanics liens in accordance with Section 2(b) herein, provided same is less than $50,000.00 in aggregate;

        (g) comply, and use diligent efforts to cause each lessee or other user of the Premises to comply, with all requirements of law and ordinance, and all rules and regulations, now or hereafter enacted, by authorities having jurisdiction of the Premises and the use thereof, all orders and directions of the National Fire Protection Association or similar body, and all covenants, conditions and restrictions of record pertaining to the Premises, including the buildings and improvements, and the use thereof;

        (h) cause or permit no change to be made in the general use of the Premises without Mortgagee's prior written consent;

        (i) initiate or acquiesce in no zoning reclassification or material change in zoning without Mortgagee's prior written consent;

        (j) make or permit no use of the Premises that could with the passage of time result in the creation of any right of use, or any claim of adverse possession or easement on, to or against any part of the Premises in favor of any person or the public;

        (k) subject to the provisions of paragraph 5(c) hereof, promptly repair, restore or rebuild any buildings or improvements now or hereafter a part of the Premises which may become damaged or be destroyed by any cause whatsoever, so that upon completion of the repair, restoration and rebuilding of the buildings and improvements there will be no liens of any nature arising out of the construction and the Premises will be of substantially the same character and will have a commercial value at least as great as the commercial value thereof prior to the damage or destruction;

        (l) not, directly or indirectly, due to assignment of beneficial interest under a trust, partnership interest in a partnership, or otherwise, cause or permit any sale, transfer or conveyance of the Premises or create, suffer or permit any encumbrance or lien on the Premises other than the lien hereof (subject, however, to the provisions of paragraph 1(f) above), the leases of the Premises assigned to Mortgagee and other exceptions expressly referred to herein, it being understood and agreed that the indebtedness evidenced by the Note and its terms are personal to Mortgagor and in accepting the same Mortgagee has relied upon what it perceived as the willingness and ability of Mortgagor to perform its obligations hereunder, under the Note, and as lessor under leases of the Premises; Mortgagee may consent to a sale, transfer, conveyance or encumbrance and expressly waive this provision in writing to Mortgagor however any such consent and waiver shall not constitute any consent or waiver of this provision as to any sale, transfer, conveyance or encumbrance other than that for which the consent and waiver was expressly granted; Mortgagee's ability to consent to any sale, transfer, conveyance or encumbrance and waive this provision implies no standard of reasonableness in determining whether or not such consent shall be granted and the same may be based upon what Mortgagee solely deems to be in its best interest; without limiting Mortgagee's right to withhold its consent and waiver entirely, such consent and waiver may be conditioned upon an increase in the rate of interest under the Note and the imposition of other terms and conditions thereunder or hereunder; any sale, transfer, conveyance or encumbrance made, created or permitted in violation of this provision shall be null and void and in addition to the other rights and remedies available to Mortgagee hereunder, Mortgagee shall have the option of declaring the unpaid principal balance of the Note, together with all accrued and unpaid interest, premium, if any and all other sums and charges evidenced thereby or owing hereunder, immediately due and payable;

            Notwithstanding anything hereinabove to the contrary, Mortgagee does hereby consent to the sale, transfer or conveyance of (i) the stock of Brandywine Realty Trust, and (ii) the limited partnership interests in Brandywine Specified Property Investors Limited Partnership.

        (m) not cause or permit any Hazardous Material to exist on or discharge from the Premises, and comply with all Environmental Laws and promptly: (i) pay any claim against Mortgagor or the Premises,
            (ii) remove any charge or lien upon the Premises, and (iii) indemnify and hold Mortgagee harmless from any and all loss or damage, resulting from any Hazardous Material that exists on or is discharged from the Premises; provided, however, that this indemnity does not apply to Hazardous Material that exists on or is discharged from the Premises due to acts or omissions occurring after Mortgagor or any person or entity in any way related to Mortgagor no longer holds title to or has any interest in the Premises;

        (n) not cause or permit any Hazardous Material to exist on or discharge from any property owned or used by Mortgagor which would result in any charge or lien upon the Premises; provided, however that notwithstanding the provisions of subparagraphs (m) and (n), Mortgagor and/or any tenant under any lease on the Premises which has been approved in writing by Mortgagee shall be entitled to use and store supplies for cleaning and maintenance and standard office supplies in commercially reasonable amounts, provided, however, that such items are incidental to the use of the Premises and are stored and used in compliance with all Environmental Laws;

        (o) notify Mortgagee of any Hazardous Material that exists on or is discharged from the Premises within ten (10) days after Mortgagor first has knowledge of such existence or discharge;

        (p) deliver to Mortgagee within thirty (30) days after Mortgagor receives written notice that such coverage becomes available at commercially reasonable rates from an ALTA member title insurance company doing business in the state where the Premises is located, a new title policy, endorsement or amendment in form and substance acceptable to Mortgagee which provides Mortgagee with affirmative coverage against loss of priority of the lien of this Mortgage resulting from the existence of any Hazardous Material on the Premises;

        (q) if other than a natural person, do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges under the laws of the state of its formation and, if other than its state of formation, the state where the Premises is located;

        (r) do all things necessary to preserve and keep in full force and effect Mortgagee's title insurance coverage insuring the lien of this Mortgage as a first and prior lien, subject only to the exceptions stated in Exhibit B, including without limitation, delivering to Mortgagee not less than 30 days prior to the effective date of anymodification or extension of the Note any new policy or endorsement which may be required to assure Mortgagee of such continuing coverage;

        (s) not directly or indirectly, commit waste;

        (t) not change the property management company from the present property management company of Brandywine Realty Trust without the prior written consent of Mortgagee; and

        (u) not acquire, invest in, or obtain any form of ownership in any real estate properties except those owned as of the date hereof as described in Exhibits A and A-1 attached hereto.

     2. (a) Mortgagor shall pay when due and before any penalty attaches or interest accrues all general taxes, special taxes, assessments (including assessments for benefits from public works or improvements whenever begun or completed), water charges, sewer service charges, CAM charges, if any, vault or space charges and all other like charges against or affecting the Premises or against any property or equipment owned by Mortgagor located on the Premises, or which might become a lien on the Premises, and shall, within 30 days following the last day on which any such tax, assessment or charge may be paid without incurring any penalty or interest for nonpayment thereof, furnish to Mortgagee a duplicate receipt of such payment. If any such tax, assessment or charge may legally be paid in installments, Mortgagor may, at its option, pay such tax, assessment or charge in installments.

        (b) To prevent default hereunder Mortgagor shall pay in full, under protest in the manner provided by law, any tax, assessment or charge which Mortgagor may desire to contest; provided, however, that

            (i) if contest of any tax, assessment or charge may be made without the payment thereof, and

            (ii) such contest shall have the effect of preventing the collection of the tax, assessment or charge so contested and the sale or forfeiture of the Premises or any part thereof or any interest therein to satisfy the same,

            then Mortgagor may at its option and in its discretion and upon the giving of written notice to Mortgagee of its intended action and upon the furnishing to Mortgagee of such security or bond as Mortgagee may require, contest any such tax, assessment or charge in good faith and in the manner provided by law. All costs and expenses incidental to such contest shall be paid by Mortgagor. In the event of a ruling or adjudication adverse to Mortgagor, Mortgagor shall promptly pay such tax, assessment or charge, provided, however that said security or bond remains in full force and effect until said ruling is final and all appeals have been exhausted. Mortgagor shall indemnify and save harmless the Mortgagee and the Premises from any loss or damage arising from such contest and shall, if necessary to prevent sale, forfeiture or any other loss or damage to the Premises or to the Mortgagee, pay such tax, assessment or charge or take whatever action is necessary to prevent any sale, forfeiture or loss.

    3. (a) Mortgagor shall at all times keep in force property insurance insuring all buildings and improvements which now are or hereafter become a part of the Premises for perils covered by a causes of loss-special form insurance policy with an ordinance or law coverage endorsement containing both replacement cost and agreed amount endorsements or options. Mortgagor shall also keep in force commercial general liability insurance naming Mortgagee as additional insured protecting Mortgagor and Mortgagee against liability for bodily injury or property damage occurring in, on or adjacent to the Premises in commercially reasonable amounts. In addition, Mortgagor shall at all times keep in force boiler and machinery insurance if the property has a boiler or is an office building and rental value insurance for the perils specified herein for one hundred percent (100%) of the rents (including operating expenses, real estate taxes, assessments and insurance costs which are lessee's liability) for a period of twelve (12) months. Mortgagor shall also obtain insurance against all other hazards as may be reasonably required by Mortgagee, including, without limitation, insurance against loss or damage by flood, earthquake and war risk, but only to the extent available at commercially reasonable rates and owners of similar or competing projects are carrying such insurance.

        (b) All insurance shall be in form, content and amounts approved by Mortgagee and written by an insurance company or companies rated A, class size X or better in the most current issue of Best's Insurance Reports and which is licensed to do business in the state in which the Premises are located and domiciled in the United States or a governmental agency or instrumentality approved by Mortgagee. The policies for such insurance shall have attached thereto standard mortgagee clauses in favor of and permitting Mortgagee to collect any and all proceeds payable thereunder and shall include a 30 day (except for nonpayment of premium, in which case, a 10 day) notice of cancellation clause in favor of Mortgagee. All policies or certificates of insurance shall be delivered to and held by Mortgagee as further security for the payment of the Note and any other obligations arising under the Loan Documents, with evidence of renewal coverage delivered to Mortgagee at least 30 days before the expiration date of any policy. Not more frequently than once every three years, if Mortgagee has a reasonable belief that the replacement cost value is not correct, it shall notify Mortgagor and Mortgagor, at its expense, will furnish Mortgagee with an appraisal of the full insurable replacement cost value of the Premises, made by fire insurance appraisers satisfactory to Mortgagee and fire insurance companies generally. Mortgagor shall not carry separate insurance, concurrent in kind or form and contributing in the event of loss, with any insurance required herein.

     4. (a) Mortgagor shall deposit with and pay to Mortgagee, on each payment date specified in the Note secured by this Mortgage, a sum equivalent to: (1) the taxes and assessments assessed or levied against and next due on the Premises divided by the number of payments that will become due and payable under the Note before the date when such taxes and assessments will become due and payable, plus (2) upon the request of Mortgagee, the premiums that will next become due and payable for insurance required by this Mortgage to be furnished by Mortgagor divided by the number of payments that will become due and payable under the Note before the date when such premiums will become due and payable. Notwithstanding the provisions of paragraph 2(a) hereof to the contrary, Mortgagee shall use such deposits to pay the taxes, assessments and premiums when the same become due. Mortgagee shall not be liable for interest on such deposits. Mortgagor shall procure and deliver to Mortgagee, in advance, statements for such charges. If the total payments made by Mortgagor under this paragraph plus interest, if any, accrued thereon exceed the amount of payments actually made by Mortgagee for taxes, assessments and insurance premiums, such excess shall be credited by Mortgagee on subsequent deposits to be made by Mortgagor. If, however, the deposits are insufficient to pay the taxes, assessments and insurance premiums when the same shall be due and payable, Mortgagor will pay to Mortgagee any amount necessary to make up the deficiency, on or before the date when payment of such taxes, assessments and insurance premiums shall be due. If at any time Mortgagor shall tender to Mortgagee, in accordance with the provisions of the Note secured by this Mortgage, full payment of the entire indebtedness represented thereby, Mortgagee shall, in computing the amount of such indebtedness, credit to the account of Mortgagor any balance remaining in the funds accumulated and held by Mortgagee under the provisions of this paragraph. If there is a default under any of the provisions of this Mortgage resulting in a public sale of the Premises, or if Mortgagee otherwise acquires the Premises after default, Mortgagee shall apply, at the time of commencement of such proceedings, or at the time the Premises is otherwise acquired, the balance then remaining in the funds accumulated under this paragraph as a credit on the interest accrued and unpaid and the balance to the principal then remaining unpaid under the Note. The provisions of this paragraph shall not affect the enforceability of the covenants relating to taxes, assessments and insurance premiums provided for in this Mortgage except to the extent that obligations for the same have been actually met by compliance with this paragraph.

        (b) Any funds held under this paragraph shall not constitute any deposit or account of the Mortgagor or moneys to which the Mortgagor is entitled upon demand, or upon the mere passage of time, or sums to which Mortgagor is entitled to any interest or crediting of interest by virtue of Mortgagee's mere possession of such deposits. Mortgagee shall not be required to segregate such deposits or hold such deposits in any separate account for the benefit of Mortgagor. Mortgagee may hold such deposits in its general account or any other account and may commingle such deposits with any other moneys of Mortgagee or any other person or entity. Mortgagor hereby consents to the investment of such deposits by Mortgagee as outlined herein. Mortgagee shall not be liable for any claims, suits, actions, costs, damages, liabilities and expenses (collectively, the "Liabilities") in connection with the subject matter hereof or obligations hereunder, including, without limitation, any Liabilities arising out of the investment of such deposits in such investment vehicles as the Mortgagee chooses, or the failure of the investment vehicle to produce a reasonable return on such deposits, or the loss of such deposits as a result of the insolvency of the financial entity in which such deposits are deposited. The foregoing limitation on liability with respect to the Mortgagee shall not apply to any of the Liabilities directly caused solely by the gross negligence or intentional misconduct of Mortgagee.

     5. In the event of any damage to or destruction of the buildings or improvements which are a part of the Premises:

        (a) Mortgagor will immediately notify Mortgagee thereof in the manner provided in this Mortgage for the giving of notices. Mortgagee may in its discretion (and it is hereby authorized to) either settle and adjust any claim under such insurance policies, or allow Mortgagor to agree with the insurance company or companies on the amount to be paid upon the loss. In either case, the proceeds shall be paid to Mortgagee and Mortgagee is authorized to collect and to give receipts therefor. In the event Mortgagee elects to either settle or adjust any claim under such insurance policies, and provided there is no Event of Default or event which with the passage of time or notice or both would constitute an Event of Default which has occurred and is continuing, Mortgagor shall have the right to participate in said settlement or adjustment; provided, however, that any settlement or adjustment shall be subject to the written approval of Mortgagee, provided, however, that if such claim is less than $50,000.00, Mortgagee's written approval shall not be required.

        (b) Such proceeds, after deducting therefrom any expenses incurred in the collection thereof, including reasonable attorneys' fees and costs, shall be applied at the option of Mortgagee either to the cost of rebuilding and restoring the buildings and improvements or in reduction of the indebtedness secured hereby whether or not then due and payable, provided however, that if no Event of Default has occurred and Mortgagee has not otherwise accelerated the whole or any part of the indebtedness secured hereby, such reduction shall be without a Make Whole Premium (as defined in the Note). Any excess proceeds remaining after said indebtedness is fully paid shall be promptly remitted to Mortgagor.

        (c) Regardless of the cause of the damage or destruction or the availability or sufficiency of insurance proceeds until all indebtedness secured hereby shall be fully paid, Mortgagor shall be obligated to repair, restore and rebuild any buildings or improvements so damaged or destroyed, provided however, that if any insurance proceeds have been paid to Mortgagee under any insurance policies maintained by Mortgagor under the provisions of Paragraph 3 hereof, Mortgagor shall be so obligated only if Mortgagee elects to apply such proceeds to the cost of rebuilding and restoration. Repair and restoration of the buildings and improvements shall be commenced promptly after the occurrence of the loss and shall be prosecuted to completion diligently, and the buildings and improvements shall be so restored and rebuilt as to be of at least equal value and substantially the same character as prior to such damage and destruction. In the event the estimated costs of rebuilding and restoration exceed 25% of the indebtedness then remaining unpaid as secured hereby, the drawings and specifications pertaining to such rebuilding and restoration shall be subject to the prior written approval of Mortgagee.

        (d) In the event that Mortgagor is to be reimbursed out of the insurance proceeds, such proceeds shall be made available from time to time upon the furnishing to Mortgagee of satisfactory evidences of the estimated cost of completion thereof and such architect's certificates, waivers of lien, contractor's sworn statements, and other evidence of cost and of payment and of the continued priority of the lien hereof over any potential liens of mechanics and materialmen as Mortgagee may require and approve. No payment made by Mortgagee prior to the final completion of the work shall, together with all payments theretofore made, exceed 90% of the value of the work performed to the time of payment, and at all times the undisbursed balance of said proceeds shall be at least sufficient to pay for the cost of completion of the work free and clear of liens. Any proceeds remaining after payment of the cost of rebuilding and restoration shall, at the option of Mortgagee, either be applied in reduction of the indebtedness secured hereby or paid to Mortgagor.

        (e) Should such damage or destruction occur after foreclosure or sale proceedings have been instituted, the proceeds of any such insurance policy or policies, if not applied in rebuilding or restoration of the buildings or improvements, shall be used to pay the indebtedness, then due and owing in the event of a non-judicial sale or the amount due in accordance with any decree of foreclosure or deficiency judgment that may be entered in connection with such proceedings, and the balance, if any, shall be paid to the owner of the equity of redemption if he shall then be entitled to the same, or otherwise as any court having jurisdiction may direct. Following any foreclosure sale, or other sale of the Premises by Mortgagee pursuant to the terms hereof, Mortgagee is authorized without the consent of Mortgagor to assign any and all insurance policies to the purchaser at the sale and to take such other steps as Mortgagee may deem advisable to cause the interests of such purchaser to be protected by any of such insurance policies.

    6. Mortgagor hereby assigns, transfers and sets over to Mortgagee the entire proceeds of any award or claim for damage to any of the Premises taken or damaged under the power of eminent domain or by condemnation. In the event of the commencement of any eminent domain or condemnation proceeding affecting the Premises:

        (a) Mortgagor shall notify Mortgagee thereof in the manner provided in this Mortgage for the giving of notices. Mortgagee may participate in such proceeding, and Mortgagor shall deliver to Mortgagee all documents requested by it to permit such participation.

        (b) Mortgagee may elect to (i) apply the proceeds of the award upon or in reduction of the indebtedness secured hereby whether or not then due and payable, provided however, that if no Event of Default has occurred and Mortgagee has not otherwise accelerated the whole or any part of the indebtedness secured hereby, such reduction shall be without Make Whole Premium, or (ii) require Mortgagor to restore or rebuild, in which event the proceeds shall be held by Mortgagee and used to reimburse Mortgagor for the cost of restoring and rebuilding all buildings and improvements in accordance with plans and specifications to be submitted to and approved by Mortgagee.

        (c) In the event Mortgagee elects to reimburse Mortgagor for the costs of restoring and rebuilding the Premises, then the proceeds of the award shall be paid out in the same manner as provided in this Mortgage for the payment of insurance proceeds in reimbursement of the costs of rebuilding and restoration. If the amount of such award is insufficient to cover the cost of restoring and rebuilding, Mortgagor shall pay such cost in excess of the award before being entitled to reimbursement out of the award. Any proceeds remaining after payment of cost of restoring and rebuilding shall, at the option of Mortgagee, either be applied on account of the indebtedness secured hereby or be paid to Mortgagor.

     7. If by the laws of the United States of America or of any state or governmental subdivision having jurisdiction of Mortgagor or of the Premises or of the transaction evidenced by the Note and this Mortgage, any tax or fee is due or becomes due in respect of the issuance of the Note hereby secured or the making, recording and registration of this Mortgage, except for Mortgagee's income or franchise taxes, Mortgagor covenants and agrees to pay such tax or fee in the manner required by such law, and to hold harmless and indemnify Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any such tax or fee.

    8. In the event of the enactment after the date hereof of any applicable law deducting from the value of land for the purpose of taxation any lien thereon, or imposing upon Mortgagee the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or Mortgagee's interest in the Premises, or the manner of collection of taxes, so as to affect this Mortgage or the debt secured hereby or the holder thereof, except for Mortgagee's income or franchise taxes, then and in any such event Mortgagor shall, upon demand by Mortgagee, pay such taxes or assessments or reimburse Mortgagee therefor; provided, however, that, if in the opinion of counsel for Mortgagee (a) it might be unlawful to require Mortgagor to make such payment or (b) the making of such payment might be construed as imposing a rate of interest beyond the maximum permitted by law, then and in such event Mortgagee may elect to declare all of the indebtedness secured hereby to be and become due and payable 120 days from the giving of written notice of such election to Mortgagor, without premium or penalty provided no Event of Default exists under this Mortgage or any other document securing this Mortgage.

    9. (a) Upon the occurrence of any Event of Default, Mortgagee may, but need not, make any payment or perform any act herein required of Mortgagor, in any form and manner deemed expedient and may, but need not, make full or partial payments of principal or interest on prior encumbrances, if any, and purchase, discharge, compromise or settle any tax lien or other prior lien or title or claim thereof, or redeem from any tax sale or forfeiture affecting said Premises, or contest any tax or assessment. All moneys paid for any of the purposes herein authorized and all reasonable expenses paid or incurred in connection therewith, including reasonable attorneys' fees and costs and attorneys' fees and costs on appeal, and any other money advanced by Mortgagee to protect the Premises and the lien hereof, shall be so much additional indebtedness secured hereby and shall become immediately due and payable without notice and with interest thereon at the Default Rate (as hereinafter defined) from the date of expenditure or advance until paid.

        (b) In making any payment hereby authorized relating to taxes or assessments or for the purchase, discharge, compromise or settlement of any prior lien, Mortgagee may make such payment according to any bill, statement or estimate secured from the appropriate public office without inquiry into the accuracy thereof or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof or without inquiry as to the validity or amount of any claim for lien which may be asserted.

     10. If one or more of the following events (herein called "Events of Default") shall have occurred:

        (a) default shall be made in the payment of any principal, interest or premium payable with respect to the Note, or taxes or assessments referred to in this Mortgage or insurance premiums for the insurance required pursuant to this Mortgage when due under the Note or this Mortgage, and such default shall have continued for 10 days; or

        (b) Mortgagor or any general partner of Mortgagor shall be dissolved, or a decree or order for relief shall be entered by a court having jurisdiction in respect of Mortgagor or any general partner of Mortgagor in a voluntary or involuntary case under the Federal Bankruptcy Code as now or hereafter constituted, or Mortgagor or any general partner of Mortgagor shall file a voluntary petition in bankruptcy or for reorganization or an arrangement or any composition, readjustment, liquidation, dissolution or similar relief pursuant to any similar present or future state or federal bankruptcy law, or shall be adjudicated a bankrupt or become insolvent, or shall commit any act of bankruptcy as defined in such law, or shall take any action in furtherance of any of the foregoing; or

        (c) a petition or answer shall be filed proposing the adjudication of Mortgagor or any general partner of Mortgagor as a bankrupt or its reorganization or arrangement, or any composition, readjustment, liquidation, dissolution or similar relief with respect to it pursuant to any present or future federal or state bankruptcy or similar law, and Mortgagor or any general partner of Mortgagor shall consent to the filing thereof, or such petition or answer shall not be discharged within 60 days after the filing thereof; or

        (d) by the order of a court of competent jurisdiction, a receiver, trustee or liquidator of the Premises or any part thereof or of Mortgagor or any general partner of Mortgagor or of substantially all of its assets shall be appointed and shall not be discharged or dismissed within 60 days after such appointment, or if Mortgagor or any general partner of Mortgagor shall consent to or acquiesce in such appointment; or

        (e) with respect to the matters not described in the other subparagraphs of this paragraph 10, default shall be made in the due observance or performance of any covenant, condition or agreement of the Mortgagor contained in this Mortgage, the Note, the Assignment of Lease and Rents or in any other instrument or agreement by which the Note is secured (the "Loan Documents"), and such default shall have continued for 30 days after notice specifying such default is given by Mortgagee to Mortgagor; or

        (f) any representation or warranty made by Mortgagor in the Loan Documents shall prove to be untrue or inaccurate in any material respect; or

        (g) an Event of Default shall occur and be continuing under the Other Mortgage or Other Note;

        then, in each and every such case, the whole of said principal sum hereby secured shall, at the option of the Mortgagee and without further notice to Mortgagor, become immediately due and payable together with accrued interest thereon and a Make Whole Premium calculated in accordance with the provisions hereof, and whether or not Mortgagee has exercised said option, interest shall accrue on the entire principal balance and any interest or premium then due, at the Default Rate until fully paid or if Mortgagee has not exercised said option, for the duration of any Event of Default.

        If any Event of Default under "(e)" above shall be of such nature that it cannot be cured or remedied within 30 days, Mortgagor shall be entitled to a reasonable period of time to cure or remedy such Event of Default, provided Mortgagor commences the cure or remedy thereof within the 30 day period following the giving of notice and thereafter proceeds with diligence to complete such cure or remedy.

    11. Mortgagor agrees that if Mortgagee accelerates the whole or any part of the principal sum hereby secured, or applies any proceeds as if such application had been made as a result of such acceleration, pursuant to the provisions hereof, Mortgagor waives any right to prepay the principal sum hereby secured in whole or in part without premium and agrees to pay, as yield maintenance protection and not as a penalty, a "Make Whole Premium." The Make Whole Premium shall mean an amount equal to the greater of one percent (1%) of the principal amount to be prepaid or a premium calculated as follows:

        (a) Determine the "Reinvestment Yield." The Reinvestment Yield will be equal to the yield on the applicable* U.S. Treasury Bond, Note or Bill ("primary issue")** published two weeks prior to the date of prepayment and converted to an equivalent monthly compounded nominal yield.

            *As set forth above, the U.S. Treasury Bond, Note or
             Bill applicable for each prepayment period is as follows:

               Prepayment Period             U.S. Treasury Issue
               -----------------             -------------------
               To May 15, 1998                    May 1998, 9%
               May 15, 1998 to April 15, 2001          ***

            **In the event there is no market activity involving the primary issue at the time of prepayment, Mortgagee shall choose a comparable Treasury Bond, Note or Bill ("secondary issue") which Mortgagee deems to be similar to the primary issue's characteristics (i.e., rate, remaining time to maturity, yield).

            ***At this time there is not a U.S. Treasury Bond, Note or Bill for this prepayment period. At the time of prepayment, Mortgagee shall select in its sole and absolute discretion a U.S. Treasury Issue with similar remaining time to maturity as the Note.

        (b) Calculate the "Present Value of the Mortgage." The Present Value of the Mortgage is the present value of the payments to be made in accordance with the Note (all installment payments and any remaining payment due on the Maturity Date) discounted at the Reinvestment Yield for the number of months remaining from the date of prepayment to the Maturity Date. In the event of a partial prepayment hereunder, the Present Value of the Mortgage shall be calculated in accordance with the preceding sentence multiplied by the fraction which results from dividing the amount of the prepaid proceeds by the principal balance immediately prior to prepayment.

        (c) Subtract the amount of the prepaid proceeds from the Present Value of the Mortgage as of the date of prepayment. Any resulting positive differential shall be the premium.

    12. Upon the occurrence of any Event of Default, Mortgagee shall have the right to foreclose the lien hereof, and to the extent permitted herein and by applicable law to sell the Premises by sale independent of the foreclosure proceedings. In any suit to foreclose the lien hereof, and in any sale of the Premises, there shall be allowed and included as additional indebtedness payable by Mortgagor to Mortgagee and secured hereby all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for attorneys' fees and costs, including attorneys' fees and costs on appeal, appraisers' fees, expenditures for documentary and expert evidence, stenographer's charges, publication and advertising costs, survey costs, environmental audits and costs (which may be estimated as to items to be expended after the entry of any decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, Torrens certificates and similar data and assurances with respect to title as Mortgagee deems reasonably necessary either to prosecute such suit or to consummate such sale or to evidence to bidders at any sale the true condition of the title to or the value of the Premises.

    13. The proceeds of any foreclosure sale, or other sale of the Premises in accordance with the terms hereof or as permitted by law, shall be distributed and applied in the following order of priority:
        First, to the payment of all costs and expenses incident to the foreclosure and/or sale proceedings, including all items as are mentioned in any preceding or succeeding paragraph hereof; second, to the payment of all other items which under the terms hereof constitute secured indebtedness in addition to that evidenced by the Note, with interest thereon as herein provided; third, to the payment of all principal and accrued interest remaining unpaid on the Note; fourth, any surplus to the Mortgagor, its successors or assigns, as their rights may appear.

    14. During the continuance of any Event of Default, Mortgagor shall forthwith upon demand of Mortgagee surrender to Mortgagee possession of the Premises, and Mortgagee shall be entitled to take actual possession of the Premises or any part thereof personally or by its agents or attorneys, and Mortgagee in its discretion may, with or without force and with or without process of law, enter upon and take and maintain possession of all or any part of the Premises together with all documents, books, records, papers and accounts of the Mortgagor or the then owner of the Premises relating thereto, and may exclude Mortgagor, its agents or assigns wholly therefrom, and may as attorney-in-fact or agent of the Mortgagor, or in its own name as Mortgagee and under the powers herein granted:

        (a) hold, operate, manage or control the Premises and conduct the business, if any, thereof, either personally or by its agents, and with full power to use such measures, legal or equitable, as in its discretion it deems proper or necessary to enforce the payment or security of the income, rents, issues and profits of the Premises, including actions for the recovery of rent, actions in forcible detainer and actions in distress for rents, hereby granting full power and authority to exercise each and every of the rights, privileges and powers herein granted at any and all times hereafter, without notice to Mortgagor;

        (b) cancel or terminate any lease or sublease for any cause or on any ground which would entitle Mortgagor to cancel the same;

        (c) elect to cancel any lease or sublease made subsequent to this Mortgage or subordinated to the lien hereof unless this Mortgage has specifically been made subordinate to such lease or sublease;

        (d) extend or modify any then existing leases and make new leases, which extensions, modifications or new leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the Maturity Date of the Note and the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Mortgagor and all persons whose interests in the Premises are subject to the lien hereof and shall be binding also upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the indebtedness secured hereby, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any purchaser;

        (e) make all necessary or proper repairs, decorating, renewals, replacements, alterations, additions, betterments and improvements to the Premises as it may deem judicious, insure and reinsure the same and all risks incidental to Mortgagee's possession, operation and management thereof, and receive all income, rents, issues and profits.

        Mortgagee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any lease, and the Mortgagor shall and does hereby agree to indemnify and to hold Mortgagee harmless of and from all liability, loss or damage which it might incur under said leases or under or by reason of the assignment thereof, and of and from any and all claims or demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in said leases. Should Mortgagee incur any such liability, loss or damage under any of said leases, or under or by reason of the assignment thereof, or in the defense of any claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees and costs, including attorneys' fees and costs on appeal, shall be secured hereby and Mortgagor shall reimburse Mortgagee therefor immediately upon demand, together with interest at the Default Rate from the date of payment by Mortgagee to the date of reimbursement.

    15. Mortgagee in the exercise of the rights and powers hereinabove conferred upon it shall have the full power to use and apply the avails, rents, issues and profits of the Premises to the payment of or on account of the following, in such order as Mortgagee may determine:

        (a) to the payment of the expenses of operating the Premises, including cost of management and leasing thereof (which shall include reasonable compensation to Mortgagee and its agent or agents if management is delegated to an agent or agents, and shall also include lease commissions and other compensation and expenses of seeking and procuring tenants and entering into leases), established claims for damages, if any, and premiums on insurance as hereinabove authorized;

        (b) to the payment of taxes and special assessments now due or which may hereafter become due on the Premises;

        (c) to the payment of all repairs, decorating, renewals, replacements, alterations, additions, betterments and improvements of the Premises and of placing the Premises in such condition as will in the judgment of Mortgagee make it readily rentable; and/or

        (d) to the payment of any indebtedness secured hereby or any deficiency which may result from any foreclosure sale.

    16. During the continuance of any Event of Default under this Mortgage, Mortgagee may apply to any court having jurisdiction for the appointment of a receiver of the Premises. Such appointment may be made either before or after sale, without notice, without regard to the solvency or insolvency of Mortgagor at the time of application for such receiver and without regard to the then value of the Premises or the adequacy of Mortgagee's security. Mortgagee or any holder of the Note may be appointed as such receiver. The receiver shall have power to collect the rents, issues and profits of the Premises during the pendency of any foreclosure proceedings and, in case of a sale, during the full redemption period, if any, as well as during any further times when Mortgagor, except for the intervention of such receiver, would be entitled to collect such rents, issues and profits. In addition, the receiver shall have all other powers which shall be necessary or are usual in such cases for the protection, possession, control, management and operation of the Premises during the whole of said period. The court from time to time may authorize the receiver to apply the net income in his hands in payment in full or in part of:

        (a) the indebtedness secured hereby or provided by any decree foreclosing this Mortgage, or any tax, special assessment or other lien which may be or become superior to the lien hereof or of such decree, provided such application is made prior to foreclosure sale; and

        (b) the deficiency in case of a sale and deficiency.

    17. (a) Mortgagor agrees that all reasonable costs, charges and expenses, including attorneys' fees, incurred or expended by Mortgagee arising out of or in connection with any action, proceeding or hearing, legal, equitable or quasi-legal, including the preparation therefor and any appeal therefrom, in any way affecting or pertaining to this Mortgage, the Note or the Premises, shall be promptly paid by Mortgagor. All such sums not promptly paid by Mortgagor shall be added to the indebtedness secured hereby and shall bear interest at the Default Rate from the date of such advance and shall be due and payable on demand.

        (b) Mortgagor hereby agrees that upon the occurrence of an Event of Default and the acceleration of the principal sum secured hereby pursuant to this Mortgage, to the full extent that such rights can be lawfully waived, Mortgagor hereby waives and agrees not to insist upon, plead, or in any manner take advantage of, any notice of acceleration, any stay, extension, exemption, homestead, marshaling or moratorium law or any law providing for the valuation or appraisement of all or any part of the Premises prior to any sale or sales thereof under any provision of this Mortgage or before or after any decree, judgement or order of any court or confirmation thereof, or claim or exercise any right to redeem all or any part of the Premises so sold and hereby expressly waives to the full extent permitted by applicable law on behalf of itself and each and every person or entity acquiring any right, title or interest in or to the all or any part of the Premises, all benefit and advantage of any such laws which would otherwise be available to Mortgagor or any such person or entity, and agrees that neither Mortgagor nor any such person or entity will invoke or utilize any such law to otherwise hinder, delay or impede the exercise of any remedy granted or delegated to Mortgagee herein but will permit the exercise of such remedy as though any such laws had not been enacted. Mortgagor hereby further expressly waives to the full extent permitted by applicable law on behalf of itself and each and every person or entity acquiring any right, title or interest in or to all or any part of the Premises any and all rights of redemption from any sale or any order or decree of foreclosure obtained pursuant to provisions of this Mortgage.

    18. Mortgagor hereby assigns to Mortgagee directly and absolutely, and not merely collaterally, the rents, issues, profits, royalties, and payments payable under any lease of the Premises, or portion thereof, including any oil, gas or mineral lease, or any installments of money payable pursuant to any agreement or any sale of the Premises or any part thereof. Mortgagee, without regard to the adequacy of any security for the indebtedness hereby secured, shall be entitled to (a) collect such rents, issues, profits, royalties, payments and installments of money and apply the same as more particularly set forth in this paragraph, all without taking possession of the Premises, or (b) enter and take possession of the Premises or any part thereof, in person, by agent, or by a receiver to be appointed by the court and to sue for or otherwise collect such rents, issues, profits, royalties, payments and installments of money. Mortgagee may apply any such rents, issues, profits, royalties, payments and installments of money so collected, less costs and expenses of operation and collection, including reasonable attorneys' fees and costs and attorneys' fees and costs on appeal, upon any indebtedness secured hereby, in such order as Mortgagee may determine, and, if such costs and expenses and attorneys' fees and costs shall exceed the amount collected, the excess shall be immediately due and payable. The collection of such rents, issues, profits, royalties, payments and installments of money and the application thereof as aforesaid shall not cure or waive any Event of Default or notice of default hereunder or invalidate any act done pursuant to such notice, except to the extent any such Event of Default is fully cured. Failure or discontinuance of Mortgagee at any time, or from time to time, to collect any such moneys shall not impair in any manner the subsequent enforcement by Mortgagee of the right, power and authority herein conferred on Mortgagee. Nothing contained herein, including the exercise of any right, power or authority herein granted to Mortgagee, shall be, or be construed to be, an affirmation by Mortgagee of any tenancy, lease or option, or an assumption of liability under, or the subordination of the lien or charge of this Mortgage to any such tenancy, lease or option. Mortgagor hereby agrees that, in the event Mortgagee exercises its rights as in this paragraph provided, Mortgagor waives any right to compensation for the use of Mortgagor's furniture, furnishings or equipment in the Premises for the period such assignment of rents or receivership is in effect, it being understood that the rents, issues, profits, royalties, payments and installments of money derived from the use of any such items shall be applied to Mortgagor's obligations hereunder as above provided.

    19. (a) Mortgagor has executed and delivered that certain Assignment of Leases and Rents of even date herewith assigning to Mortgagee directly and absolutely, and not merely collaterally, the interest of Mortgagor as lessor under the existing leases of the Premises, as well as all other leases which may hereafter be made in respect of the Premises, and the rents and other income arising thereunder and from the use of the Premises. Said Assignment of Leases and Rents grants to Mortgagee specific rights and remedies in respect of said leases and the collection of rents and other income thereunder and from the use of the Premises, and such rights and remedies so granted shall be cumulative of those granted herein. Notwithstanding anything hereinabove to the contrary, Mortgagor shall be entitled to a license to collect rents as set forth in the Assignment of Leases and Rents of even date herewith.

        (b) Mortgagor shall keep and perform all terms, conditions and covenants required to be performed by it as lessor under the aforesaid leases; shall promptly advise Mortgagee in writing of any claim of material default by Mortgagor made by a lessee under any such lease or of any material default thereunder by a lessee; and shall promptly provide Mortgagee with a copy of any notice of material default or other material notice served upon Mortgagor by any such lessee. Mortgagor will not cancel, modify or alter, or accept the surrender of, any existing or future lease of the Premises or any part thereof without first obtaining written consent of Mortgagee unless otherwise specifically permitted in the Assignment of Leases and Rents.

    20. (a) All rights and remedies granted to Mortgagee in the Loan
            Documents shall be in addition to and not in limitation of any rights and remedies to which it is entitled in equity, at law or by statute, and the invalidity of any right or remedy herein provided by reason of its conflict with applicable law or statute shall not affect any other valid right or remedy afforded to Mortgagee. No waiver of any Event of Default or of any default in the performance of any covenant contained in the Note or any other instrument securing the Note shall at any time thereafter be held to be a waiver of any rights of the Mortgagee hereunder, nor shall any waiver of a prior Event of Default or default operate to waive any subsequent Event of Default or default. All remedies provided for herein, in the Note and in any other instrument securing the Note are cumulative and may, at the election of Mortgagee, be exercised alternatively, successively, or concurrently. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision or to proceed against one portion of the Premises to the exclusion of any other portion.

        (b) This Mortgage is upon any existing statutory condition and upon the further condition that all covenants and agreements of Mortgagor herein shall be fully or timely performed, time being of the essence under this Mortgage, and that no breach of any such condition or agreement shall be permitted, for any breach of which Mortgagee shall have any statutory power of sale and this Mortgage shall be subject to foreclosure as provided by law.

    21. By accepting payment of any sum secured hereby after its due date, Mortgagee does not waive its right either to require prompt payment when due of all other sums or installments so secured or to declare a default for failure to pay such other sums or installments.

    22. Notwithstanding anything herein or in the Note to the contrary, no provision contained herein or in the Note which purports to obligate Mortgagor to pay any amount of interest or any fees, costs or expenses which are in excess of the maximum permitted by applicable law, shall be effective to the extent that it calls for the payment of any interest or other sums in excess of such maximum. All agreements between Mortgagor and Mortgagee, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand for payment of or acceleration of the maturity of any of the indebtedness secured hereby or otherwise, shall the interest contracted for, charged or received by Mortgagee exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Mortgagee in excess of the maximum lawful amount, the interest payable to Mortgagee shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance Mortgagee shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall at Mortgagee's option, be refunded to Mortgagor or be applied to the reduction of the principal balance of the indebtedness secured hereby and not to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal of the indebtedness secured hereby, such excess shall be refunded to Mortgagor. This paragraph shall control all agreements between Mortgagor and Mortgagee.

    23. In the event one or more provisions of the Loan Documents shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Mortgage shall be construed as if any such provision had never been contained herein.

    24. If the payment of the indebtedness secured hereby or of any part thereof shall be extended or varied, or if any part of the security be released, all persons now or at any time hereafter liable therefor, or interested in said Premises, shall be held to assent to such extension, variation or release, and their liability and the lien and all provisions hereof shall continue in full force, the right of recourse against all such persons being expressly reserved by Mortgagee notwithstanding such variation or release.

    25. Upon payment in full of the indebtedness secured hereby and the performance by Mortgagor of all of the obligations imposed on Mortgagor in the Loan Documents, these presents shall be null and void, and Mortgagee shall release this Mortgage and the lien hereof by proper instrument executed in recordable form.

    26. Mortgagor shall have the privilege of making prepayments on the principal of the Note (in addition to the required payments) if and only to the extent and upon the terms and conditions, if any, expressly set forth in the Note. If not expressly so set forth, the Note is not subject to such prepayment.

    27. Mortgagor hereby grants to Mortgagee and its respective agents, attorneys, employees, consultants, contractors and assigns, an irrevocable license and authorization to enter upon and inspect the Premises and all facilities located thereon including, but not limited to the right to conduct a Phase I environmental audit at reasonable times provided such grant is expressly subject to rights of tenants of the Premises. In the event Mortgagee has formed a reasonable belief, based on its inspection of the Premises or other factors known to it, that Hazardous Materials may be present on the Premises, then Mortgagor shall perform such tests at Mortgagee's request, including without limitation, subsurface testing, soil and ground water testing, and other tests which may physically invade the Premises or facilities from a consultant and pursuant to a scope of work approved by Mortgagee (the

        "Tests"), as Mortgagee, in its sole discretion, determines as necessary to (i) investigate the condition of the Premises, (ii) protect the security interests created under this Mortgage or (iii) determine compliance with all laws relating to Hazardous Materials, the provisions of this Mortgage and other matters relating thereto, and Mortgagor shall provide true and accurate written copies of the results of the Tests to Mortgagee upon receipt of the results. In the event that Mortgagor fails to conduct the Tests requested by Mortgagee and to provide Mortgagee with the results within sixty (60) days of such request or such additional time as Mortgagee shall agree in writing in its sole discretion, or if Mortgagee is not reasonably satisfied with the results of any of the Tests or of any Phase I environmental audit, then Mortgagor grants to Mortgagee and its respective agents, attorneys, employees, consultants, contractors and assigns, an irrevocable license and authorization to conduct the Tests necessary in Mortgagee's sole discretion to accomplish (i) through (iii) in this paragraph, provided such grant is expressly subject to rights of tenants of the Premises.

    28. Within 15 days after any written request by Mortgagee, Mortgagor shall certify, by a written statement duly acknowledged, the amount of principal and interest then owing on the Note and whether any offsets or defenses exist against the indebtedness secured hereby. Within 30 days after any written request by Mortgagor, Mortgagee shall certify, by a written statement duly acknowledged, the amount of principal and interest then owing on the Note.

    29. A foreclosure of this Mortgage or the Other Mortgage, whether by a judicial sale or pursuant to a power of sale, or an acceptance of a deed in lieu of foreclosure, shall not constitute a curing or satisfaction of any default under the remaining mortgage or note.

    30. (a) Mortgagor shall furnish to Mortgagee within 90 days after the end of each fiscal year of Mortgagor a detailed and analytical financial report in form and substance reasonably acceptable to Mortgagee covering the full and complete operation of the Premises, including without limitation: (i) income and expense statements , and, (ii) a report of the leasing status of the Premises as of the end of such year, identifying the lessee, square footage leased, rental amount, rental concessions and/or rental deferments, if any, and expiration date under each lease of the Premises. Such reports shall be prepared by an accountant who may be an employee of Mortgagor, or of an affiliate of Mortgagor, acceptable to Mortgagee. In addition to the reports referred to herein, Mortgagor shall promptly supply any additional information or records relating to the Premises or its operation as Mortgagee may from time to time reasonably request.

        (b) Mortgagor shall submit to Mortgagee during the life of this Mortgage within 90 days following the end of each fiscal year annual unaudited balance sheets and income statements for Mortgagor. Mortgagor shall submit to Mortgagee during the life of this Mortgage within 90 days following the end of each fiscal year annual audited balance sheets and income statements for Brandywine Realty Trust.

    31. Any notice which any party hereto may desire or be required to give to the other shall be deemed to be an adequate and sufficient notice if given in writing and service is made by either (i) registered or certified mail, postage prepaid, in which case notice shall be deemed to have been received three (3) business days following deposit to the mail; or (ii) nationally recognized overnight air courier, next day delivery, prepaid, in which case such notice shall be deemed to have been received one (1) business day following delivery to such courier. All notices shall be addressed to Mortgagor at its address given on the first page hereof or to Mortgagee at 711 High Street, Des Moines, Iowa 50392, Attn: Commercial Real Estate Loan Administration, Loan No. D-750594, or to such other place as either party may by written notice to the other hereafter designate as a place for service of notice.

    32. This Mortgage and all the provisions hereof shall extend to and be binding upon Mortgagor and all persons claiming by, under or through Mortgagor, and the word "Mortgagor" when used herein shall include all such persons and all persons liable for the payment of the indebtedness secured hereby or any part thereof, whether or not such persons have executed the Note or this Mortgage. The word "Mortgagee" as used herein shall include the successors and assigns of the Mortgagee named herein, and the holder or holders from time to time of the Note secured hereby.

    33. Mortgagor has had the opportunity to fully negotiate the terms hereof and modify the draftsmanship of this Mortgage. Therefore, the terms of this Mortgage shall be construed and interpreted without any presumption, inference, or rule requiring construction or interpretation of any provision of this Mortgage against the interest of the party causing this Mortgage or any portion of it to be drafted. Mortgagor is entering into this Mortgage freely and voluntarily without any duress, economic or otherwise.

    34. This Mortgage shall be governed by and construed in accordance with the laws of the State of New Jersey. Paragraph 7The Default Rate is not a penalty, but rather a rate of interest negotiated by the parties to compensate Mortgagee additionally in the Event of Default.

    35. As used herein, the term "Default Rate" means a rate equal to the lesser of (i) four percent (4.0%) per annum above the then applicable interest rate payable under the Note or (ii) the maximum rate allowed by applicable law.

    36. Notwithstanding any provision of this Mortgage, the Note or any other instruments evidencing or securing the loan evidenced by the Note which might be construed to the contrary, the assignment of rents and other amounts provided for herein is an absolute assignment and not merely a collateral assignment or a security interest, and is effective whether or not a default occurs hereunder, subject only to a license, if any, granted by Mortgagee to Mortgagor with respect thereto prior to the occurrence of an Event of Default hereunder. It is the intention of Mortgagor and Mortgagee that the assignment effectuated by this Mortgage with respect to such rents and other amounts payable under the leases shall be a direct and currently effective assignment and shall not constitute merely the granting of a lien, security interest or pledge for the purpose of securing the indebtedness secured hereby. In the event that a court of competent jurisdiction determines that, notwithstanding such expressed intent of the parties, Mortgagee's interest in the rents and other amounts payable under the leases constitutes a lien on or security interest in or pledge thereof, it is agreed and understood that the forwarding of a notice to Mortgagor after the occurrence of an Event of Default, advising Mortgagor of the revocation of any license then in favor of Mortgagor to collect such rents or other amounts payable under the leases, or of the existence of an Event of Default, shall be sufficient action by Mortgagee to (i) perfect such lien on or security interest in or pledge of the rents and other amounts payable under the leases, (ii) take possession thereof, and (iii) entitle Mortgagee to immediate and direct payment of the rents and other amounts payable under the leases, for application as provided in this Mortgage, all without the necessity of any further action by Mortgagee, including, without limitation, any action to obtain possession of the land, improvements or any other portion of the Premises. Notwithstanding the direct and absolute assignment of the rents and other amounts payable under the leases as herein described, there shall be no pro tanto reduction in any portion of the indebtedness secured by this Mortgage except with respect to rents and other amounts payable under the leases actually received by Mortgagee and applied by Mortgagee toward payment of the indebtedness. Mortgagee may, upon written notice to Mortgagor, elect to (i) exclude from the assignment provided in this Mortgage any of the leases as specified in such notice so that the interest under such indicated lease is not assigned to Mortgagee, and (ii) subordinate the lien and other terms and provisions of this Mortgage to any of the leases as indicated in said notice to Mortgagor.

    37. Mortgagor knowingly, voluntarily and intentionally waives, to the extent permitted by law, trial by jury in any actions brought by Mortgagor or Mortgagee in connection with this Mortgage, any of the Loan Documents, the indebtedness secured hereby, or any other statements or actions of Mortgagee.

    38. (a) Notwithstanding any provision to the contrary in the Note, this Mortgage or any other instrument or agreement by which the Note is secured and except as otherwise provided in this paragraph, the liability of Mortgagor and any general partner of Mortgagor under the Loan Documents shall be limited to the interest of Mortgagor and any general partner of Mortgagor in the Premises and the rents, issues, proceeds and profits thereof. In the event of foreclosure of the liens evidenced by the Loan Documents, no judgment for any deficiency upon the indebtedness evidenced by the Loan Documents shall be sought or obtained by Mortgagee against Mortgagor or any general partner of Mortgagor. Nothing contained in this paragraph shall:

               (i) prevent the failure of Mortgagor to make any payment or to perform any obligation under any of the Loan Documents within the time periods provided therein from being an Event of Default thereunder;

               (ii) be construed as limiting the obligations of Mortgagor to any tenant under any lease of the Premises;

              (iii) in any way limit or impair the lien or
                    enforcement of the Loan Documents pursuant to the terms thereof; or

               (iv) limit the obligations of any indemnitor or guarantor, if any, of Mortgagor's obligations under the Loan Documents.

        (b) Notwithstanding subparagraph (a) above, Mortgagor and any general partner of Mortgagor shall be personally liable to Mortgagee for:

               (i) Mortgagor's failure to comply with paragraphs 2 (taxes and assessments) and 3 (insurance) hereof, provided that Mortgagor's personal liability shall be limited to the extent that Mortgagor received rents, issues, proceeds and profits from the Premises (A) during the eighteen (18) month period prior to an Event of Default and/or (B) after an Event of Default under the Loan Documents has occurred and is continuing and such rents, issues, proceeds and profits are not first applied to (y) expenses for the operation or maintenance of the Premises and the taxes, assessments, utility charges and insurnace of the Premises, taking into account sufficient reserves for the same and for replacements and recurring items, and
                    (z) payment of principal, interest and other charges when due under the Loan Documents, and further provided that any payments to parties related to Mortgagor shall be considered as expenses of operation only if they are at market rates or fees consistent with market rates or fees for the same or similar services;

               (ii) any event or circumstance for which Mortgagor
                    indemnifies Mortgagee under paragraph 1(m)
                    (environmental indemnity) hereof;

               (iii)Mortgagor's failure to pay utilities on or before the date such payments are due, provided that Mortgagor's personal liability shall be limited to the extent that Mortgagor received rents, issues, proceeds and profits from the Premises (A) during the eighteen (18) month period prior to an Event of Default and/or (B) after an Event of Default under the Loan Documents has occurred and is continuing and such rents, issues, proceeds and profits are not first applied to (y) expenses for the operation or maintenance of the Premises and the taxes, assessments, utility charges and insurnace of the Premises, taking into account sufficient reserves for the same and for replacements and recurring items, and (z) payment of principal, interest and other charges when due under the Loan Documents, and further provided that any payments to parties related to Mortgagor shall be considered as expenses of operation only if they are at market rates or fees consistent with market rates or fees for the same or similar services;

               (iv) operation and maintenance of the Premises, provided that
                    Mortgagor's personal liability shall be limited to the extent that Mortgagor received rents, issues, proceeds and profits from the Premises (A) during the eighteen (18) month period prior to an Event of Default and/or (B) after an Event of Default under the Loan Documents has occurred and is continuing and such rents, issues, proceeds and profits are not first applied to (y) expenses for the operation or maintenance of the Premises and the taxes, assessments, utility charges and insurnace of the Premises, taking into account sufficient reserves for the same and for replacements and recurring items, and (z) payment of principal, interest and other charges when due under the Loan Documents, and further provided that any payments to parties related to Mortgagor shall be considered as expenses of operation only if they are at market rates or fees consistent with market rates or fees for the same or similar services;

               (v) any sums expended by Mortgagee in fulfilling the obligations of Mortgagor as lessor under any lease of the Premises prior to a sale of the Premises pursuant to foreclosure or power of sale, a bona fide sale (permitted by the terms of paragraph 1(l) hereof or consented to in writing by Mortgagee) to an unrelated third party or upon conveyance to Mortgagee of the Premises by a deed acceptable to Mortgagee in form and content (each of which shall be referred to as a "Sale" for purposes of this paragraph) or expended by Mortgagee after a Sale of the Premises for obligations of Mortgagor which arose prior to a Sale of the Premises, provided that Mortgagor's personal liability shall be limited to the extent that Mortgagor received rents, issues, proceeds and profits from the Premises
                    (A) during the eighteen (18) month period prior to an Event of Default and/or (B) after an Event of Default under the Loan Documents has occurred and is continuing and such rents, issues, proceeds and profits are not first applied to (y) expenses for the operation or maintenance of the Premises and the taxes, assessments, utility charges and insurnace of the Premises, taking into account sufficient reserves for the same and for replacements and recurring items, and (z) payment of principal, interest and other charges when due under the Loan Documents, and further provided that any payments to parties related to Mortgagor shall be considered as expenses of operation only if they are at market rates or fees consistent with market rates or fees for the same or similar services;

               (vi) any rents or other income regardless of type or source of payment (including, but not limited to, CAM charges, lease termination payments, refunds of any type, prepayment of rents, settlements of litigation, or settlements of past due rents) from the Premises which Mortgagor has received after an Event of Default under the Loan Documents has occurred and is continuing, and which are not applied to (A) expenses of operation and maintenance of the Premises and the taxes, assessments, utility charges and insurance of the Premises, taking into account sufficient reserves for the same and for replacements and recurring items, and (B) payment of principal, interest and other charges when due under the Loan Documents; provided that any payments to parties related to Mortgagor shall be considered expenses of operation only if they are at market rates or fees consistent with market rates or fees for the same or similar services;

               (vii) any unforfeited security deposits of tenants not turned over to Mortgagee upon conveyance of the Premises to Mortgagee pursuant to foreclosure or power of sale or by a deed acceptable to Mortgagee in form and content;

               (viii) misapplication or misappropriation of tax reserve
                      accounts, tenant improvement reserve accounts, security deposits, prepaid rents or other similar sums paid to or held by Mortgagor or any other entity or person in connection with the operation of the Premises;

               (ix) any waste committed or allowed by Mortgagor with respect to the Premises; and

               (x) any insurance or condemnation proceeds or other similar funds or payments applied by Mortgagor in a manner other than as expressly provided in the Loan Documents.

        (c) Notwithstanding anything to the contrary in the Loan Documents, the limitation on liability contained in subparagraph (a) above SHALL BECOME NULL AND VOID and shall be of no further force and effect in the event:

               (i) of any breach or violation of paragraph 1(l) (due on sale or encumbrance) hereof, other than the filing of a nonmaterial mechanic's lien affecting the Premises, the granting of any utility or other nonmaterial easement or servitude burdening the Premises, or any other transfer or encumbrance not in the nature of a transfer, reduction or impairment of any material economic interest in the Premises; or

               (ii) of any fraud or willful misrepresentation by Mortgagor or any general partner of Mortgagor regarding the Premises, the making or delivery of any of the Loan Documents or in any materials or information provided by Mortgagor or any general partner of Mortgagor in connection with the loan.

    39. This Mortgage and the indebtedness secured hereby is for the sole purpose of conducting or acquiring a lawful business, professional or commercial activity or for the acquisition or management of real or personal property as a commercial investment, and all proceeds of such indebtedness shall be used for said business or commercial investment purpose. Such proceeds will not be used for the purchase of any security within the meaning of the Securities Exchange Act of 1934, as amended, or any regulation issued pursuant thereto, including without limitation, Regulations G, T and X of the Board of Governors of the Federal Reserve System. This is not a purchase money mortgage where a seller is providing financing to a buyer for the payment of all or any portion of the purchase price, and the Premises secured hereby is not a residence or homestead or used for mining, grazing, agriculture, timber or farming purposes.

    40. Unless Mortgagee shall otherwise direct in writing, Mortgagor shall appear in and defend all actions or proceedings purporting to affect the security hereunder, or any right or power of the Mortgagee. The Mortgagee shall have the right to appear in such actions or proceedings. Mortgagor shall save Mortgagee harmless from all costs and expenses, including reasonable attorneys' fees and costs of a title search, continuation of abstract and preparation of survey, incurred by reason of any action, suit, proceeding, hearing, motion or application before any court or administrative body in and to which Mortgagee may be or become a party by reason hereof. Such proceedings shall include but not be limited to condemnation, bankruptcy, probate and administration proceedings, as well as any other action, suit, proceeding, right, motion or application wherein proof of claim is by law required to be filed or in which it becomes necessary to defend or uphold the terms of this Mortgage or otherwise purporting to affect the security hereof or the rights or powers of Mortgagee. All money paid or expended by Mortgagee in that regard, together with interest thereon from date of such payment at the Default Rate shall be additional indebtedness secured hereby and shall be immediately due and payable by Mortgagor without notice.

    41. In an Event of Default, all rents, issues and profits collected or received by Mortgagor shall be accepted and held for Mortgagee in trust and shall not be commingled with the funds and property of Mortgagor, but shall be promptly paid over to Mortgagee.

    42. MODIFICATION This Mortgage and the Note which it secures are subject to modification at the consent of the Mortgagee as allowed by P.L. 1985, C. 353 (N.J.S.A. 46:9-8.1 et seq.).

    43. Mortgagor and Mortgagee may agree to change the interest rate, maturity date, or other term or terms of this Mortgage, of any of the documents referred to herein or of the Indebtedness. Any such agreement shall be in writing, duly executed by both Mortgagor and Mortgagee. In the event that any such agreement shall occur, it shall, to the extent permitted by law, be deemed a "modification" as defined in N.J.S.A. 46:9-8.1 et seq., and this Mortgage shall be subject to, and the Mortgagee shall be the beneficiary of, the mortgage lien priority provisions of such statute.

    THE MORTGAGOR HAS RECEIVED A TRUE COPY OF THIS MORTGAGE.

    IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the date first above written.


                                   BRANDYWINE REALTY PARTNERS, a Pennsylvania general partnership


                                   By: BRANDYWINE REALTY TRUST, a Maryland
                                       real estate investment trust,
                                       general partner


                                       By _/s/ Gerard H. Sweeney___________
                                          Gerard H. Sweeney
                                          President and CEO

                                   EXHIBIT A

All the real property located in the Township of Evesham, County of Burlington, State of New Jersey and more particularly described as follows:

OFFICE I:

Known and designated as Lot No.(s) 1 in Block No. 2.03 on a certain Map entitled "Greentree Village, Block 2.03, Lots 1 and 2, Mid-Rise Office Building" prepared by Taylor, Wiseman and Taylor and dated April 1, 1981, filed December 4, 1981 in Burlington County Clerk's Office as Map No.
3562, and being further described as follows:

BEGINNING at a point in the centerline of Greentree Road (86.00 feet wide) where the same is intersected by the centerline of Lincoln Drive East (66 feet wide) as illustrated on Map. No. 3562 filed December 4, 1981 in Burlington County Clerk's Office and from said beginning point; thence along said centerline of Greentree Road,

1. South 73 degrees 49 minutes 46 seconds West, 402.73 feet to a point where the same is intersected by the truncated intersection between said Greentree Road and New Jersey State Highway Route 73 (normal width 126.00 feet); thence along said truncation,

2. North 56 degrees 45 minutes 20 seconds West, 190.51 feet to a point in the Northeasterly curve line of said Route 73; thence along the same on a curve to the right having a radius of 5643.65 feet,

3. Northwestwardly, an arc distance of 200.64 feet to a point corner to Block 2.03, Lot 2, thence along the Southeasterly line of said lot 2,

4. North 73 degrees 49 minutes 46 seconds East, 560.14 feet to a point in the aforementioned centerline of Lincoln Drive East; thence along said centerline,

5. South 16 degrees 10 minutes 14 seconds East, 342.50 feet to the point and place of beginning.

NOTE: FOR INFORMATION ONLY: Being Lot(s) 1, Block 2.03, Tax Map of the Township of Evesham.

OFFICE II

Known and designated as Lot No.(s) 2 in Block No. 2.03 on a certain Map entitled "Greentree Village, Block 2.03, Lots 1 and 2, Mid-Rise Office Building" prepared by Taylor, Wiseman and Taylor and dated April 1, 1981, filed December 4, 1981 in Burlington County Clerk's Office as Map No.
3562, and being further described as follows:

BEGINNING at a point in the centerline of Lincoln Drive East (66.00 feet wide) where the same is intersected by the division line between Block 2.03, Lots 1 and 2, as illustrated on Map No. 3562 filed December 4, 1981 and from said beginning point; thence along said division line:

1. South 73 degrees 49 minutes 46 seconds West, 560.14 feet to a point in the curved Northeasterly right of way line of New Jersey State Highway Route 73, thence:

2. Along the same, on a curve to the right having a radius of 5643.65 feet Northwestwardly, an arc distance of 49.16 feet to a point of tangency in the same; thence still along the same:

3. North 24 degrees 15 minutes 20 seconds west, 167.59 feet to a point where the same is intersected by the centerline of "Ramp C" (variable width); thence along said centerline the following three courses:

4. North 19 degrees 04 minutes 35 seconds East, 44.35 feet to a point of curvature; thence:

5.  Northeastwardly on an arc, curving to the right having a radius of
    103.00 feet, an arc distance of 83.89 feet to a point of tangency;
    thence

6. North 65 degrees 44 minutes 40 seconds East 494.23 feet to a point in the aforementioned centerline of Lincoln Drive East; thence:

7. Southwardly, on an arc, curving to the right having a radius of 1,000.00 feet, an arc distance of 112.27 feet to a point of tangency; thence still along the same:

8. South 16 degrees 10 minutes 14 seconds East, 250.80 feet to the point and place of beginning.

NOTE: FOR INFORMATION ONLY: Being Lot(s) 2, Block 2.03, Tax Map of the Township of Evesham.
OFFICE III:

BEGINNING at a point in the centerline of Greentree Road (86.00 feet wide), where the same is intersected by the centerline of Lincoln Drive West (66.00 feet wide), and from said beginning point; thence:

1. Along said centerline of Greentree Road, North 74 degrees 44 minutes 35 seconds East, 418.41 feet to a point where the same is intersected by the truncated intersection of said Greentree Road and New Jersey State Highway Route 73 (126.00 feet wide); thence along said truncation,

2. South 67 degrees 04 minutes 33 seconds East, 170.39 feet to a point in the curved Southwesterly right of way line of Route 73; thence:

3. Southeastwardly, on an arc, curving to the left having a radius of 5769.65 feet, an arc distance of 217.06 feet to a point where the same is intersected by the curved centerline of a ramp connecting said Route 73 and the aforementioned Lincoln Drive West; thence along said centerline, the following five courses:

4. Southwardly, on an arc, curving to the right having a radius of 163.00 feet, an arc distance of 56.62 feet to a point of compound curvature; thence:

5.  Southwestwardly, on an arc, curving to the right having a radius of
    103.00 feet, an arc distance of 111.24 feet to a point of tangency;
    thence

6. South 75 degrees 44 minutes 35 seconds West, 297.99 feet to a point of curvature; thence:

7. Westwardly, on an arc, curving to the left having a radius of 213.00 feet, an arc distance of 83.34 feet to a point of tangency; thence

8. South 52 degrees 19 minutes 35 seconds West, 65.18 feet to a point in the aforementioned centerline of Lincoln Drive West; thence:

9.  Northwestwardly, on an arc, curving to the right having a radius of
    800.00 feet, an arc distance of 313.00 feet to a point of tangency; thence still along the same,

10. North 15 degrees 15 minutes 25 seconds West, 158.88 feet to the point and place of beginning.

NOTE: FOR INFORMATION ONLY: Being Lot(s) 1, Block 3-33, Tax Map of the Township of Evesham.

                                   EXHIBIT B



1. Servitude to the public in and to so much of the subject lands as lie withing the documented right of way of the public roads know as Lincoln Drive, Greentree Road.

2. Slope and Drainage rights per document recorded in Deed Book 746, Page 105 and Deed Book 921, Page 352.

3. Easements contained in Deed Book 2219, Page 254; Deed Book 2559, Page 291; Deed Book 2562, Page 137 and Deed Book 2562, Page 157.

4.   Easements contained in Deed Book 2562, Page 147 and Deed Book 2562,
     Page 169.

5.   Clear Site and No Access Permitted easements as shown per filed Map
     No. 02954.

BB/dt/s:750594/mtg
2/13/95

Record and return to:

Principal Mutual Life Insurance Company
711 High Street
Des Moines, IA  50392-1360
ATTN:  Commercial Real Estate Closing
       Bob Bailey


                  DEED OF TRUST, SECURITY AGREEMENT

                       AND ASSIGNMENT OF RENTS

                               D-750595


    THIS DEED OF TRUST, made as of _____April 20_____________, 1995, between BRANDYWINE REALTY PARTNERS, a Pennsylvania general partnership, having a post office address at 200 Berwyn Park, Suite 100, Berwyn, Pennsylvania 19312, as Trustor, RONALD B. FRANKLIN of 711 High Street, Des Moines, Iowa 50392, as Trustee, and PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa corporation, having its principal place of business and post office address at 711 High Street, Des Moines, Iowa 50392, as Beneficiary,

    WITNESSETH:

    THAT Trustor is justly indebted to Beneficiary for money borrowed in the principal sum of Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000.00), evidenced by Trustor's promissory note (herein called the Note) of even date herewith, made payable and delivered to Beneficiary, in which Note Trustor promises to pay to Beneficiary the said principal sum or so much thereof as may be advanced from time to time by Beneficiary, together with interest at the rate, at the times, and in installments as in the Note provided, until the entire principal and accrued interest have been paid, but in any event, the principal balance (if any) remaining due on the Note shall be due and payable on the fifteenth day of April 2001 ("Maturity Date").

    The term the "Other Note" as used herein shall mean the Secured Promissory Note dated the date hereof in the principal amount of $6,250,000.00 payable to Beneficiary and the term the "Other Mortgage" shall mean the Mortgage and Security Agreement dated the date hereof in the principal amount of $6,250,000.00 from the Beneficiary creating a lien on the Other Premises (as hereinafter defined).

    NOW, THEREFORE, to secure the payment of the said indebtedness in accordance with the terms and conditions hereof and of the Note, and all extensions, modifications, and renewals thereof and the performance of the covenants and agreements contained herein, and also to secure the payment of any and all other indebtedness, direct or contingent, that may now or hereafter become owing from Trustor to Beneficiary, under the Note, the Other Note (as defined herein), this Deed of Trust and the Other Mortgage (as defined herein), and in consideration of Ten Dollars in hand paid, receipt of which is hereby acknowledged, Trustor does by these presents grant, bargain, sell and convey, in Trust, with power of sale and right of entry and possession unto Trustee, his successors and assigns forever, that certain real estate and all of Trustor's estate, right, title and interest therein, located in the County of Wake, State of North Carolina, more particularly described in Exhibit A attached hereto and made a part hereof, and that certain real estate and all of Beneficiary's estate, right, title and interest therein, located in the County of Burlington, State of New Jersey, more particularly described in Exhibit A-1 attached hereto and made a part hereof ("Other Premises"), which real estate, together with the following described property, rights and interests, is collectively referred to herein as the "Premises."

     Together with Trustor's interest as lessor in and to all leases of the said Premises, or any part thereof, heretofore or hereafter made and entered into by Trustor during the life of this Deed of Trust or any extension or renewal hereof and all rents, issues, proceeds and profits accruing or to accrue from the Premises (which are pledged primarily and on a parity with the real estate and not secondarily).

    Together with all and singular the tenements, hereditaments, easements, appurtenances, passages, waters, water courses, riparian rights, rights in trade names (other than the name "Brandywine" or any derivation thereof), other rights, liberties and privileges thereof or in any way now or hereafter appertaining, including homestead and any other claim at law or in equity as well as any after-acquired title, franchise or license and the reversion and reversions and remainder and remainders thereof.

    Together with, the right in case of foreclosure hereunder of the encumbered property for Beneficiary to take and use the name by which the buildings and all other improvements situated on the Premises are commonly known and the right to manage and operate the said buildings under any such name and variants thereof (other than the name "Brandywine" or any derivation thereof).

    Together with all right, title and interest of Trustor in any and all buildings and improvements of every kind and description now or hereafter erected or placed on the said real estate and all materials intended for construction, reconstruction, alteration and repairs of such buildings and improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the Premises immediately upon the delivery thereof to the Premises, and all fixtures now or hereafter owned by Trustor and attached to or contained in and used in connection with the Premises including, but not limited to, all machinery, motors, elevators, fittings, radiators, awnings, shades, screens, and all plumbing, heating, lighting, ventilating, refrigerating, incinerating, air conditioning and sprinkler equipment and fixtures and appurtenances thereto; and all items of furniture, furnishings, equipment and personal property owned by Trustor used or useful in the operation of the Premises; and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to said buildings or improvements in any manner; it being mutually agreed, intended and declared that all the aforesaid property owned by Trustor and placed by it on the real estate or used in connection with the operation or maintenance of the

Premises shall, so far as permitted by law, be deemed to form a part and parcel of the real estate and for the purpose of this Deed of Trust to be real estate and covered by this Deed of Trust, and as to any of the property aforesaid which does not form a part and parcel of the real estate and does not constitute a "fixture" (as such term is defined in the Uniform Commercial Code) this Deed of Trust is hereby deemed to be, as well, a Security Agreement under the Uniform Commercial Code for the purpose of creating hereby a security interest in such property which Trustor hereby grants to Beneficiary as Secured Party. Trustor agrees to execute any and all documents, including financing statements which may be required by Beneficiary to perfect the security interest granted hereby.

    Together with all right, title and interest of Trustor, now or hereafter acquired, in and to any and all strips and gores of land adjacent to and used in connection with the Premises and all right, title and interest of Trustor, now owned or hereafter acquired, in, to, over and under the ways, streets, sidewalks and alleys adjoining the Premises.

    Together with all funds now or hereafter held by Beneficiary under any escrow security agreement, except that certain Escrow Agreement dated the date hereof, or under any of the terms hereof, including but not limited to funds held under the provisions of paragraph 4 hereof.

    Beneficiary has concurrently executed a Mortgage and Security Agreement in favor of Beneficiary dated the date hereof covering certain real property in the County of Burlington, State of New Jersey as additional security for the payment of the indebtedness secured hereby.

    TO HAVE AND TO HOLD the same unto Trustee, Trustee's successors and assigns, upon the trusts, covenants and agreements herein expressed.

    Trustor represents that it is the absolute owner in fee simple of the Premises described in Exhibit A, which Premises are free and clear of any liens or encumbrances except as set out in Exhibit B attached hereto, and except for taxes which are not yet due or delinquent. Trustor shall forever warrant and defend the title to the Premises against all claims and demands of all persons whomsoever and will on demand execute any additional instrument which may be required to give Trustee a valid first lien on all of the Premises, except as stated in Exhibit B.

    Trustor further represents that: (i) the Premises is not subject to any unrepaired casualty damage; (ii) to the best of its knowledge after due and diligent inquiry and investigation, except as disclosed in that Asbestos Survey conducted by McLaren Hart Environmental Engineering Corporation and that Phase I Environmental Report conducted by McLaren Hart Environmental Engineering Corporation dated March 13, 1995 (the "Report"), and except for supplies for cleaning and maintenance and standard office supplies in commercially reasonable amounts, there is no Hazardous Material (as hereinafter defined) on the Premises, nor has any Hazardous Material been discharged from the Premises or penetrated any surface or subsurface rivers or streams crossing or adjoining the Premises or the aquifer underlying the Premises; (iii) Trustor has complied and caused the Premises to comply with all statutes, laws, ordinances, rules and regulations of all local, state or federal authorities having jurisdiction over the Premises or its use relative to any Hazardous Material; and (iv) there is no other property presently owned or used by Trustor from which the existence or discharge of Hazardous

Material would result in any charge or lien upon the Premises. Hazardous Material as used in this Deed of Trust means any hazardous or toxic material, substance, pollutant, contaminant, or waste which is defined by those or similar terms or is regulated as such under any statute, law, ordinance, rule or regulation of any local, state or federal authority having jurisdiction over the Premises or its use, including but not limited to (a) the Federal Water Pollution Control Act, as amended (33 U.S.C. ss.1251 et. seq.) (b) the Resource Conservation and Recovery Act, as amended (42 U.S.C. ss.6901 et. seq.);
(c) the Comprehensive Environmental Response, Compensation and Liability Act, as amended (42 U.S.C. ss.9601 et. seq.); or (d) the Federal Clean Air Act, as amended (42 U.S.C. ss.7401 et. seq.) (hereinafter collectively referred to as "Environmental Laws").

    TRUSTOR COVENANTS AND AGREES AS FOLLOWS:

    1.  Trustor shall

        (a) pay each item of indebtedness secured by this Deed of Trust when due according to the terms hereof and of the Note;

        (b) pay a late charge equal to four percent (4.0%) of any payment of principal, interest or premium which is not paid within fifteen (15) days following the due date thereof, or such shorter period of time as may be permitted by North Carolina law to cover the expense involved in handling such late payment;

        (c) pay on or before the due date thereof any indebtedness which may be secured by a lien or charge on the Premises, and upon request of Beneficiary exhibit satisfactory evidence of the discharge thereof, provided, however, Trustor may contest any mechanics liens in accordance with Section 2(b) herein, provided same is less than $50,000.00 in aggregate;

        (d) complete within a reasonable time the construction of any building now or at any time in process of construction upon the real estate;

        (e) make no material alteration to the Premises without the prior written consent of Beneficiary, except such as are required by law or ordinance or by the terms of any lease of the Premises which have been approved by Beneficiary;

        (f) remove or demolish no building or other improvement at any time a part of the Premises other than as required by law or ordinance, and shall keep the Premises, including the buildings and improvements, in good condition and repair, normal wear and tear excepted, without waste, and free from mechanics' liens or other liens or claims for liens and encumbrances not expressly subordinated to the lien hereof, provided, however, Trustor may contest any mechanics liens in accordance with Section 2(b) herein, provided same is less than $50,000.00 in aggregate;

        (g) comply, and use diligent efforts to cause each lessee or other user of the Premises to comply, with all requirements of law and ordinance, and with all rules and regulations, now or hereafter enacted, by authorities having jurisdiction of the Premises and the use thereof, all orders and directions of the National Fire Protection Association or similar body, and all covenants, conditions and restrictions of record pertaining to the Premises, including the building and improvements, and the use thereof;

        (h) cause or permit no change to be made in the general use of the Premises without Beneficiary's prior written consent;

        (i) initiate or acquiesce in no zoning reclassification or material change in zoning without Beneficiary's prior written consent;

        (j) make or permit no use of the Premises that could with the passage of time result in the creation of any right of use, or any claim of adverse possession or easement on, to or against any part of the Premises in favor of any person or the public;

        (k) subject to the provisions of paragraph 5(c) hereof, promptly repair, restore or rebuild any buildings or improvements now or hereafter a part of the Premises which may become damaged or be destroyed by any cause whatsoever, so that upon completion of the repair, restoration and rebuilding of the building and improvements, there will be no liens of any nature arising out of the construction and the Premises will be of substantially the same character and will have a commercial value at least as great as the commercial value thereof prior to the damage or destruction;

        (l) not, directly or indirectly, due to assignment of beneficial interest under a trust, partnership interest in a partnership, or otherwise, cause or permit any sale, transfer or conveyance of the Premises or create, suffer or permit any encumbrance or lien on the Premises other than the lien hereof (subject, however, to the provisions of paragraph 1(f) above), the leases of the Premises assigned to Beneficiary and other exceptions expressly referred to herein, it being understood and agreed that the indebtedness evidenced by the Note and its terms are personal to Trustor and in accepting the same Beneficiary has relied upon what it perceived as the willingness and ability of Trustor to perform its obligations hereunder, under the Note, and as lessor under leases of the Premises; Beneficiary may consent to a sale, transfer, conveyance or encumbrance and expressly waive this provision in writing to Trustor however any such consent and waiver shall not constitute any consent or waiver of this provision as to any sale, transfer, conveyance or encumbrance other than that for which the consent and waiver was expressly granted; Beneficiary's ability to consent to any sale, transfer, conveyance or encumbrance and waive this provision implies no standard of reasonableness in determining whether or not such consent shall be granted and the same may be based upon what Beneficiary solely deems to be in its best interest; without limiting Beneficiary's right to withhold its consent and waiver entirely, such consent and waiver may be conditioned upon an increase in the rate of interest under the Note and the imposition of other terms and conditions thereunder or hereunder; any sale, transfer, conveyance or encumbrance made, created or permitted in violation of this provision shall be null and void and in addition to the other rights and remedies available to Beneficiary hereunder, Beneficiary shall have the option of declaring the unpaid principal balance of the Note, together with all accrued and unpaid interest, premium, if any and all other sums and charges evidenced thereby or owing hereunder, immediately due and payable;

            Notwithstanding anything hereinabove to the contrary, Beneficiary does hereby consent to the sale, transfer or conveyance of (i) the stock of Brandywine Realty Trust, and (ii) the limited partnership interests in Brandywine Specified Property Investors Limited Partnership.

        (m) not cause or permit any Hazardous Material to exist on or discharge from the Premises, and comply with all Environmental Laws, and promptly: (i) pay any claim against Trustor or the Premises,
            (ii) remove any charge or lien upon the Premises, and (iii) indemnify and hold Beneficiary harmless from any and all loss or damage, resulting from any Hazardous Material that exists on or is discharged from the Premises; provided, however, that this indemnity does not apply to Hazardous Material that exists on or is discharged from the Premises due to acts or omissions occurring after Trustor or any person or entity in any way related to Trustor no longer holds title to or has any interest in the Premises;

        (n) not cause or permit any Hazardous Material to exist on or discharge from any property owned or used by Trustor which would result in any charge or lien upon the Premises; provided, however, that notwithstanding the provisions of subparagraphs (m) and (n), Trustor and/or any tenant under any lease on the Premises which has been approved in writing by Beneficiary shall be entitled to use and store supplies for cleaning and maintenance and standard office supplies in commercially reasonable amounts, provided, however, that such items are incidental to the use of the Premises and are stored and used in compliance with all laws and regulations governing Hazardous Materials;

        (o) notify Beneficiary of any Hazardous Material that exists on or is discharged from the Premises within ten (10) days after Trustor first has knowledge of such existence or discharge;

        (p) deliver to Beneficiary within thirty (30) days after Trustor receives written notice that such coverage becomes available at commercially reasonable rates from an ALTA member title insurance company doing business in the state where the Premises is located, a new title policy, endorsement or amendment in form and substance acceptable to Beneficiary which provides Beneficiary with affirmative coverage against loss of priority of the lien of this Deed of Trust resulting from the existence of any Hazardous Material on the Premises;

        (q) if other than a natural person, to preserve and keep in full force and effect its existence, franchises, rights and privileges under the laws of the state of its formation and, if other than its state of formation, the state where the Premises is located;

        (r) do all things necessary to preserve and keep in full force and effect Beneficiary's title insurance coverage insuring the lien of this Deed of Trust as a first and prior lien, subject only to the exceptions stated in Exhibit B, including without limitation, delivering to Beneficiary not less than 30 days prior to the effective date of modification or extension of the Note, any new policy or endorsement which may be required to assure Beneficiary of such continuing coverage;

        (s) not, directly or indirectly, commit waste;

        (t) not change the property management company from the present property management company of Lamm Realty Services without the prior written consent of Beneficiary, however, Trustor may change the property manangement company to Brandywine Realty Trust without the prior written consent of Beneficiary ; and

        (u) not acquire, invest in, or obtain any form of ownership in any real estate properties except those owned as of the date hereof as described in Exhibits A and A-1 attached hereto.

     2. (a) Trustor shall pay when due and before any penalty attaches or interest accrues all general taxes, special taxes, assessments (including assessments for benefits from public works or improvements whenever begun or completed), water charges, sewer service charges, CAM charges, if any, vault or space charges and all other like charges against or affecting the Premises or against any property or equipment owned by Trustor located on the Premises, or which might become a lien on the Premises, and shall, within 30 days following the last day on which any such tax, assessment or charge may be paid without incurring any penalty or interest for nonpayment thereof, furnish to Beneficiary a duplicate receipt of such payment. If any such tax, assessment or charge may legally be paid in installments, Trustor may, at its option, pay such tax, assessment or charge in installments.

        (b) To prevent default hereunder Trustor shall pay in full, under protest in the manner provided by law, any tax, assessment or charge which Trustor may desire to contest; provided, however, that

           (i) if contest of any tax, assessment or charge may be made without the payment thereof, and

          (ii) such contest shall have the effect of preventing the collection of the tax, assessment or charge so contested and the sale or forfeiture of the Premises or any part thereof or any interest therein to satisfy the same, then Trustor may at its option and in its discretion and upon the giving of written notice to Beneficiary of its intended action and upon the furnishing to Beneficiary of such security or bond as

            Beneficiary may require, contest any such tax, assessment or charge in good faith and in the manner provided by law. All costs and expenses incidental to such contest shall be paid by Trustor. In the event of a ruling or adjudication adverse to Trustor, Trustor shall promptly pay such tax, assessment or charge. Trustor shall indemnify and save harmless the Beneficiary and the Premises from any loss or damage arising from any such contest and shall, if necessary to prevent sale, forfeiture or any other loss or damage to the Premises or the Beneficiary, pay such tax, assessment or charge or take whatever action is necessary to prevent any sale, forfeiture or loss.

    3. (a) Trustor shall at all times keep in force property insurance insuring all buildings and improvements which now are or hereafter become a part of the Premises for perils covered by a causes of loss-special form insurance policy with an ordinance or law coverage endorsement containing both replacement cost and agreed amount endorsements or options. Trustor shall also keep in force commercial general liability insurance naming Trustee and Beneficiary as additional insureds protecting Trustor, Beneficiary and Trustee against liability for bodily injury or property damage occurring in, on or adjacent to the Premises in commercially reasonable amounts. In addition, Trustor shall at all times keep in force boiler and machinery insurance if the property has a boiler or is an office building and rental value insurance for the perils specified herein for one hundred percent (100%) of the rents (including operating expenses, real estate taxes, assessments and insurance costs which are lessee's liability) for a period of twelve (12) months. Trustor shall also obtain insurance against all other hazards as may be reasonably required by Beneficiary, including, without limitation, insurance against loss or damage by flood, earthquake and war risk, but only to the extent available at commercially reasonable rates and owners of similar or competing projects are carrying such insurance.

        (b) All insurance shall be in form, content and amounts approved by Beneficiary and written by an insurance company or companies rated A, class size X or better in the most current issue of Best's Insurance Reports and which is licensed to do business in the state in which the Premises are located and domiciled in the United States or a governmental agency or instrumentality approved by Beneficiary. The policies for such insurance shall have attached thereto standard mortgagee clauses in favor of and permitting Beneficiary to collect any and all proceeds payable thereunder and shall include a 30 day (except for nonpayment of premium, in which case, a 10 day) notice of cancellation clause in favor of Beneficiary. All policies or certificates of insurance shall be delivered to and held by Beneficiary as further security for the payment of the Note and any other obligations arising under the Loan Documents, with evidence of renewal coverage delivered to Beneficiary at least 30 days before the expiration date of any policy. Not more frequently than once every three years, if Beneficiary has a reasonable belief that the replacement cost value is not correct, it shall notify Trustor and Trustor, at its expense, will furnish Beneficiary with an appraisal of the full insurable replacement cost value of the Premises, made by fire insurance appraisers satisfactory to Beneficiary and fire insurance companies generally. Trustor shall not carry separate insurance, concurrent in kind or form and contributing in the event of loss, with any insurance required herein.

     4. (a) Trustor shall deposit with and pay to Beneficiary, on each payment date specified in the Note secured by this Deed of Trust, a sum equivalent to: (1) the taxes and assessments assessed or levied against and next due on the Premises divided by the number of payments that will become due and payable under the Note before the date when such taxes and assessments will become due and payable, plus (2) upon request of Beneficiary, the premiums that will next become due and payable for insurance required by this Deed of Trust to be furnished by Trustor divided by the number of payments that will become due and payable under the Note before the date when such premiums will become due and payable. Notwithstanding the provisions of paragraoh 2(a) hereof to the contrary, Beneficiary shall use such deposits to pay the taxes, assessments and premiums when the same become due. Beneficiary shall not be liable for interest on such deposits. Trustor shall procure and deliver to Beneficiary, in advance, statements for such charges. If the total payments made by Trustor under this paragraph exceed the amount of payments actually made by Beneficiary for taxes, assessments and insurance premiums, such excess shall be credited by Beneficiary on subsequent deposits to be made by Trustor. If, however, the deposits are insufficient to pay the taxes, assessments and insurance premiums when the same shall be due and payable, Trustor will pay to Beneficiary any amount necessary to make up the deficiency, on or before the date when payment of such taxes, assessments and insurance premiums shall be due. If at any time Trustor shall tender to Beneficiary, in accordance with the provisions of the Note secured by this Deed of Trust, full payment of the entire indebtedness represented thereby, Beneficiary shall, in computing the amount of such indebtedness, credit to the account of Trustor any balance remaining in the funds accumulated and held by Beneficiary under the provisions of this paragraph. If there is a default under any of the provisions of this Deed of Trust resulting in a public sale of the Premises, or if Beneficiary otherwise acquires the Premises after default, Beneficiary shall apply, at the time of commencement of such proceedings, or at the time the Premises is otherwise acquired, the balance then remaining in the funds accumulated under this paragraph as a credit on the interest accrued and unpaid and the balance to the principal then remaining unpaid under the Note. The provisions of this paragraph shall not affect the enforceability of the covenants relating to taxes, assessments and insurance premiums provided for in this Deed of Trust, except to the extent that obligations for the same have been actually met by compliance with this paragraph.

        (b) Any funds held under this paragraph shall not constitute any deposit or account of the Trustor or moneys to which the Trustor is entitled upon demand, or upon the mere passage of time, or sums to which Trustor is entitled to any interest or crediting of interest by virtue of Beneficiary's mere possession of such deposits. Beneficiary shall not be required to segregate such deposits or hold such deposits in any separate account for the benefit of Trustor.

            Beneficiary may hold such deposits in its general account or any other account and may commingle such deposits with any other moneys of Beneficiary or any other person or entity. Trustor hereby consents to the investment of such deposits by Beneficiary as outlined herein. Beneficiary shall not be liable for any claims, suits, actions, costs, damages, liabilities and expenses (collectively, the "Liabilities") in connection with the subject matter hereof or obligations hereunder, including, without limitation, any Liabilities arising out of the investment of such deposits in such investment vehicles as the Beneficiary chooses, or the failure of the investment vehicle to produce a reasonable return on such deposits, or the loss of such deposits as a result of the insolvency of the financial entity in which such deposits are deposited. The foregoing limitation on liability with respect to the Beneficiary shall not apply to any of the Liabilities directly caused solely by the gross negligence or intentional misconduct of Beneficiary.

   5. In the event of any damage to or destruction of the buildings or improvements which are a part of the Premises:

        (a) Trustor will immediately notify Beneficiary thereof in the manner provided in this Deed of Trust for the giving of notices. Beneficiary may in its discretion (and it is hereby authorized to) either settle and adjust any claim under such insurance policies, or allow Trustor to agree with the insurance company or companies on the amount to be paid upon the loss. In either case, the proceeds shall be paid to Beneficiary and Beneficiary is authorized to collect and to give receipts therefor. In the event Beneficiary elects to either settle or adjust any claim under such insurance policies, and provided there is no Event of Default or event which with the passage of time or notice or both would constitute an Event of Default which has occurred and is continuing, Trustor shall have the right to participate in said settlement or adjustment; provided, however, that any settlement or adjustment shall be subject to the written approval of Beneficiary, provided, however, that if such claim is less than $50,000.00, Trustee's written approval shall not be required.

        (b) Such proceeds, after deducting therefrom any expenses incurred in the collection thereof, including reasonable attorneys' fees and costs, shall be applied at the option of Beneficiary either to the cost of rebuilding and restoring the buildings and improvements or in reduction of the indebtedness secured hereby whether or not then due and payable, provided however, that if no Event of Default has occurred and Beneficiary has not otherwise accelerated the whole or any part of the indebtedness secured hereby, such reduction shall be without Make Whole Premium (as defined in the Note). Any excess proceeds remaining after said indebtedness is fully paid shall be promptly remitted to Trustor.

        (c) Regardless of the cause of the damage or destruction or the availability or sufficiency of insurance proceeds until all indebtedness secured hereby shall be fully paid, Trustor shall be obligated to repair, restore and rebuild any buildings or improvements so damaged or destroyed, provided however, that if any insurance proceeds have been paid to Beneficiary under any insurance policies maintained by Trustor under the provisions of Paragraph 3,

            Trustor shall be so obligated only if Beneficiary elects to apply such proceeds to the cost of rebuilding and restoration. Repair and restoration of the buildings and improvements shall be commenced promptly after the occurrence of the loss and shall be prosecuted to completion diligently, and the buildings and improvements shall be so restored and rebuilt as to be of at least equal value and substantially the same character as prior to such damage and destruction. In the event the estimated costs of rebuilding and restoration exceed 25% of the indebtedness then remaining unpaid as secured hereby, the drawings and specifications pertaining to such rebuilding and restoration shall be subject to the prior written approval of Beneficiary.

        (d) In the event that Trustor is to be reimbursed out of the insurance proceeds, such proceeds shall be made available from time to time upon the furnishing to Beneficiary of satisfactory evidences of the estimated cost of completion thereof and such architect's certificates, waivers of lien, contractor's sworn statements, and other evidence of cost and of payment and of the continued priority of the lien hereof over any potential liens of mechanics and materialmen as Beneficiary may require and approve. No payment made by Beneficiary prior to the final completion of the work shall, together with all payments theretofore made, exceed 90% of the value of the work performed to the time of payment, and at all times the undisbursed balance of said proceeds shall be at least sufficient to pay for the cost of completion of the work free and clear of liens. Any proceeds remaining after payment of the cost of rebuilding and restoration shall, at the option of Beneficiary, either be applied in reduction of the indebtedness secured hereby or paid to Trustor.

        (e) Should such damage or destruction occur after foreclosure or sale proceedings have been instituted, the proceeds of any such insurance policy or policies, if not applied in rebuilding or restoration of the buildings or improvements, shall be used to pay the amount due in accordance with any decree of foreclosure or deficiency judgment that may be entered in connection with such proceedings, and the balance, if any, shall be paid to the owner of the equity of redemption if he shall then be entitled to the same, or otherwise as any court having jurisdiction may direct. Following any foreclosure sale, or other sale of the Premises by Beneficiary pursuant to the terms hereof, Beneficiary is authorized without the consent of Trustor to assign any and all insurance policies to the purchaser at the sale and to take such other steps as Beneficiary may deem advisable to cause the interests of such purchaser to be protected by any of such insurance policies.

     6. Trustor hereby assigns, transfers and sets over to Beneficiary the entire proceeds of any award or claim for damage to any of the Premises taken or damaged under the power of eminent domain or by condemnation. In the event of the commencement of any eminent domain or condemnation proceeding affecting the Premises:

        (a) Trustor shall notify Beneficiary thereof in the manner provided in this Deed of Trust for the giving of notices. Beneficiary may participate in such proceeding, and Trustor shall deliver to Beneficiary all documents requested by it to permit such participation.

        (b) Beneficiary may elect to (i) apply the proceeds of the award upon or in reduction of the indebtedness secured hereby, whether or not then due and payable, provided however, that if no Event of Default has occurred and Beneficiary has not otherwise accelerated the whole or any part of the indebtedness secured hereby, such reduction shall be without Make Whole Premium, or (ii) require Trustor to restore or rebuild, in which event the proceeds shall be held by Beneficiary and used to reimburse Trustor for the cost of restoring and rebuilding all buildings and improvements in accordance with plans and specifications to be submitted to and approved by Beneficiary.

        (c) In the event Beneficiary elects to reimburse Trustor for the costs of restoring and rebuilding the Premises, then the proceeds of the award shall be paid out in the same manner as provided in this Deed of Trust for the payment of insurance proceeds in reimbursement of the costs of rebuilding and restoration. If the amount of such award is insufficient to cover the cost of restoring and rebuilding, Trustor shall pay such cost in excess of the award before being entitled to reimbursement out of the award. Any proceeds remaining after payment of cost of restoring and rebuilding shall, at the option of Beneficiary, either be applied on account of the indebtedness secured hereby or be paid to Trustor.

     7. If by the laws of the United States of America or of any state or governmental subdivision having jurisdiction of Trustor or of the Premises or of the transaction evidenced by the Note and this Deed of Trust, any tax or fee is due or becomes due in respect of the issuance of the Note hereby secured or the making, recording and registration of this Deed of Trust, except for Beneficiary's income or franchise tax, Trustor covenants and agrees to pay such tax or fee in the manner required by such law, and to hold harmless and indemnify Trustee and Beneficiary, their successors and assigns, against any liability incurred by reason of the imposition of any such tax or fee.

    8. In the event of the enactment after the date hereof of any applicable law deducting from the value of land for the purpose of taxation any lien thereon, or imposing upon Trustee or Beneficiary the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Trustor, or changing in any way the laws relating to the taxation of deeds of trust or debts secured by deeds of trust or the interest of Trustee or Beneficiary in the Premises, or the manner of collection of taxes, so as to affect this Deed of Trust or the debt secured hereby or the holder thereof, except for Beneficiary's income or franchise tax, then and in any such event Trustor shall, upon demand by Beneficiary, pay such taxes or assessments or reimburse Beneficiary therefor; provided, however, that, if in the opinion of counsel for Beneficiary (a) it might be unlawful to require Trustor to make such payment, or (b) the making of such payment might be construed as imposing a rate of interest beyond the maximum permitted by law, then and in such event Beneficiary may elect to declare all of the indebtedness secured hereby to be and become due and payable 120 days from the giving of written notice of such election to Trustor, without premium or penalty provided no Event of Default exists under this Deed of Trust or any other document securing this Deed of Trust.

    9. Upon the occurrence of any Event of Default, Beneficiary may, but need not, make any payment or perform any act herein required of Trustor, in any form and manner deemed expedient and may, but need not, make full or partial payments of principal or interest on prior encumbrances, if any, and purchase, discharge, compromise or settle any tax lien or other prior lien or title or claim thereof, or redeem from any tax sale or forfeiture affecting said Premises, or contest any tax or assessment. All moneys paid for any of the purposes herein authorized and all reasonable expenses paid or incurred in connection therewith, including reasonable attorneys' fees and costs and attorneys' fees and costs on appeal, and any other money advanced by Beneficiary to protect the Premises and the lien hereof, shall be so much additional indebtedness secured hereby and shall become immediately due and payable without notice and with interest thereon at the Default Rate (as hereinafter defined) from the date of expenditure or advance until paid.

        In making any payment hereby authorized relating to taxes or assessments or for the purchase, discharge, compromise or settlement of any prior lien, Beneficiary may make such payment according to any bill, statement or estimate secured from the appropriate public office without inquiry into the accuracy thereof or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof or without inquiry as to the validity or amount of any claim for lien which may be asserted.

    10. If one or more of the following events (herein called "Events of Default") shall have occurred:

        (a) default shall be made in the payment of any principal, interest or premium payable with respect to the Note, or taxes or assessments referred to in this Deed of Trust or insurance premiums for the insurance required pursuant to this Deed of Trust when due under the Note or this Deed of Trust, and such default shall have continued for 10 days; or

        (b) Trustor or any general partner of Trustor shall be dissolved, or a decree or order for relief shall be entered by a court having jurisdiction in respect of Trustor or any general partner of Trustor in a voluntary or involuntary case under the Federal Bankruptcy Code as now or hereafter constituted, or Trustor or any general partner of Trustor shall file a voluntary petition in bankruptcy or for reorganization or an arrangement or any composition, readjustment, liquidation, dissolution or similar relief pursuant to any similar present or future state or federal bankruptcy law, or shall be adjudicated a bankrupt or become insolvent, or shall commit any act of bankruptcy as defined in such law, or shall take any action in furtherance of the foregoing; or

        (c) a petition or answer shall be filed proposing the adjudication of Trustor or any general partner of Trustor as a bankrupt or its reorganization or arrangement, or any composition, readjustment, liquidation, dissolution or similar relief with respect to it pursuant to any present or future federal or state bankruptcy or similar law, and Trustor or any general partner of Trustor shall consent to the filing thereof, or such petition or answer shall not be discharged within 60 days after the filing thereof; or

        (d) by the order of a court of competent jurisdiction, a receiver, trustee, custodian or liquidator of the Premises or any part thereof or of Trustor or any general partner of Trustor or of substantially all of its assets shall be appointed and shall not be discharged or dismissed within 60 days after such appointment, or if Trustor or any general partner of Trustor shall consent to or acquiesce in such appointment; or

        (e) with respect to the matters not described in the other subparagraphs of this paragraph 10, default shall be made in the due observance or performance of any covenant, condition or agreement of the Trustor contained in this Deed of Trust, the Note, the Assignment of Lease and Rents or in any other instrument or agreement by which the Note is secured (the "Loan Documents"), and such default shall have continued for 30 days after notice specifying such default is given by Beneficiary to Trustor; or

        (f) any representation or warranty made by Trustor herein or in the Loan Documents shall prove to be untrue or inaccurate in any material respect; or

        (g) An Event of Default shall occur and be continuing under the Other Mortgage or Other Note;

        then, in each and every such case, the whole of said principal sum hereby secured shall, at the option of the Beneficiary and without further notice to Trustor, become immediately due and payable together with accrued interest thereon and a Make Whole Premium calculated in accordance with the provisions hereof, and whether or not Beneficiary has exercised said option, interest shall accrue on the entire principal balance and any interest or premium then due, at the Default Rate until fully paid or if Beneficiary has not exercised said option, for the duration of any Event of Default.

        If any Event of Default under "(e)" above shall be of such nature that it cannot be cured or remedied within 30 days, Trustor shall be entitled to a reasonable period of time to cure or remedy such Event of Default, provided Trustor commences the cure or remedy thereof within the 30 day period following the giving of notice and thereafter proceeds with diligence to complete such cure or remedy.

        THIS CONVEYANCE IS MADE UPON THIS SPECIAL TRUST that if Trustor shall pay the note secured hereby in accordance with its terms, together with interest thereon, and all renewals and extensions thereof, and shall faithfully comply with all of the covenants, stipulations and conditions of this Deed of Trust and of the other documents evidencing the obligations secured hereby, then this Deed of Trust shall become null and void and may be canceled of record at the request and at the cost of Trustor; however, if an Event of Default (as hereinafter shall occur), Beneficiary may, at its option, declare the entire principal sum secured hereby, immediately due and payable; and upon application of Beneficiary, it shall be the duty of Trustee or his successor or substitute trustee to sell the Premises at public auction to the highest bidder for cash either on the Premises or at such place as is customary to hold public sale in Wake County, North Carolina after first giving notice of sale to Trustor and to the then record owner of the Premises and to any other person entitled by law to such notice and after all hearings required by law are held and after first advertising the Premises for sale for a period as is required by law immediately prior to the sale by posting a notice of sale at such place as is customary in Wake County, North Carolina and also by publishing notice of sale containing the information required by law at least once a week for two
        (2) consecutive weeks or as is required by law in a newspaper qualified for legal advertising in Wake County, North Carolina or in a newspaper of general circulation published in Wake County, North Carolina. Upon any such sale, Trustee shall execute and deliver to the purchaser a deed for the Premises; and after deducting a maximum of one percent (1%) of the proceeds of such sale as compensation to the Trustee and after paying all expenses incurred by him, including reasonable attorneys' fees for legal services actually performed, Trustee shall apply the remaining proceeds of the sale first to the payment of all indebtedness secured hereby, and the balance, if any, shall be paid to Trustor or to such other person or persons as may be lawfully entitled thereto. Trustor agrees that Beneficiary shall have the right to bid at any sale conducted by Trustee hereunder and shall have the right to purchase the Premises at such sale.

    11. Trustor agrees that if Beneficiary accelerates the whole or any part of the principal sum hereby secured, or applies any proceeds as if such application had been made as a result of such acceleration, pursuant to the provisions hereof, Trustor waives any right to prepay the principal sum hereby secured in whole or in part without premium and agrees to pay, as yield maintenance protection and not as a penalty, a "Make Whole Premium." The Make Whole Premium shall mean an amount equal to the greater of one percent (1%) of the principal amount to be prepaid or a premium calculated as follows:

        (a) Determine the "Reinvestment Yield." The Reinvestment Yield will be equal to the yield on the applicable* U.S. Treasury Bond or Note ("primary issue")** published two weeks prior to the date of prepayment and converted to an equivalent monthly compounded nominal yield.

            As set forth above, the U.S. Treasury Bond, Note or Bill applicable for each prepayment period is as follows:

               Prepayment Period                U.S. Treasury Issue
               -----------------                -------------------
               To May 15, 1998                  May 1998, 9%
               May 15, 1998 to April 15, 2001          ***

            **In the event there is no market activity involving the primary issue at the time of prepayment, Beneficiary shall choose a comparable Treasury Bond, Note or Bill ("secondary issue") which Beneficiary deems to be similar to the primary issue's characteristics (i.e., rate, remaining time to maturity, yield).

            ***At this time there is not a U.S. Treasury Bond, Note or Bill for this prepayment period. At the time of prepayment, Beneficiary shall select in its sole and absolute discretion a U.S. Treasury Issue with similar remaining time to maturity as the Note.

        (b) Calculate the "Present Value of the Mortgage." The Present Value of the Mortgage is the present value of the payments to be made in accordance with the Note (all installment payments and any remaining payment due on the Maturity Date) discounted at the Reinvestment Yield for the number of months remaining from the date of prepayment to the Maturity Date. In the event of a partial prepayment hereunder, the Present Value of the Mortgage shall be calculated in accordance with the preceding sentence multiplied by the fraction which results from dividing the amount of the prepaid proceeds by the principal balance immediately prior to prepayment.

        (c) Subtract the amount of the prepaid proceeds from the Present Value of the Mortgage as of the date of prepayment. Any resulting positive differential shall be the premium.

    12. In the event of a sale of the Premises or any part thereof and the execution of a deed or deeds therefor under these trusts, any recital therein of the occurrence of an Event of Default or of the giving or recording of any notice or demand by Trustee or Beneficiary regarding such sale shall be conclusive proof thereof, and the receipt of the purchase money recited therein shall fully discharge the purchaser from any obligation for the proper application of the proceeds of sale in accordance with these trusts.

    13. During the continuance of any Event of Default, Trustor shall forthwith upon demand of Trustee or Beneficiary surrender to Beneficiary possession of the Premises, and Beneficiary shall be entitled to take actual possession of the Premises or any part thereof personally or by its agents or attorneys, and Beneficiary in its discretion may, with or without force and with or without process of law, enter upon and take and maintain possession of all or any part of the Premises together with all documents, books, records, papers and accounts of the Trustor or the then owner of the Premises relating thereto, and may exclude Trustor, its agents or assigns wholly therefrom, and may as attorney-in-fact or agent of the Trustor, or in its own name as Beneficiary and under the powers herein granted:

        (a) hold, operate, manage or control the Premises and conduct the business, if any, thereof, either personally or by its agents, and with full power to use such measures, legal or equitable, as in its discretion it deems proper or necessary to enforce the payment or security of the income, rents, issues and profits of the Premises, including actions for the recovery of rent, actions in forcible detainer and actions in distress for rents, hereby granting full power and authority to exercise each and every of the rights, privileges and powers herein granted at any and all times hereafter, without notice to Trustor;

        (b) cancel or terminate any lease or sublease for any cause or on any ground which would entitle Trustor to cancel the same;

        (c) elect to cancel any lease or sublease made subsequent to this Deed of Trust or subordinated to the lien hereof unless this Deed of Trust has specifically been made subordinate to such lease or sublease;

        (d) extend or modify any then existing leases and make new leases, which extensions, modifications or new leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the maturity date of the Note and the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Trustor and all persons whose interests in the Premises are subject to the lien hereof and shall be binding also upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the indebtedness secured hereby, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any purchaser; and/or

        (e) make all necessary or proper repairs, decorating, renewals, replacements, alterations, additions, betterments and improvements to the Premises as it may deem judicious, insure and reinsure the same and all risks incidental to Beneficiary's possession, operation and management thereof, and receive all income, rents, issues and profits.

        Neither Trustee nor Beneficiary shall be obligated to perform or discharge, nor does either hereby undertake to perform or discharge, any obligation, duty or liability under any lease, and the Trustor shall and does hereby agree to indemnify and to hold Trustee and Beneficiary harmless of and from all liability, loss or damage which either might incur under said leases or under or by reason of the assignment thereof, and of and from any and all claims or demands whatsoever which may be asserted against either of them by reason of any alleged obligations or undertakings on the part of either of them to perform or discharge any of the terms, covenants or agreements contained in said leases. Should Trustee or Beneficiary incur any such liability, loss or damage under any of said leases, or under or by reason of the assignment thereof, or in the defense of any claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees and costs, including attorneys' fees and costs on appeal, shall be secured hereby and Trustor shall reimburse Trustee or Beneficiary therefor immediately upon demand, together with interest at the Default Rate from the date of payment by Trustee or Beneficiary to the date of reimbursement.

    14. Trustee and Beneficiary in the exercise of the rights and powers hereinabove conferred upon them shall have the full power to use and apply the avails, rents, issues and profits of the Premises to the payment of or on account of the following, in such order as Beneficiary may determine:

        (a) to the payment of the expenses of operating the Premises, including cost of management and leasing thereof (which shall include reasonable compensation to Trustee, Beneficiary and their respective agent or agents if management is delegated to an agent or agents, and shall also include lease commissions and other compensation and expenses of seeking and procuring tenants and entering into leases), established claims for damages, if any, and premiums on insurance as hereinabove authorized;

        (b) to the payment of taxes and special assessments now due or which may hereafter become due on the Premises;

        (c) to the payment of all repairs, decorating, renewals, replacements, alterations, additions, betterments and improvements of the Premises and of placing the Premises in such condition as will in the judgment of Beneficiary make it readily rentable; and/or

        (d) to the payment of any indebtedness secured hereby or any deficiency which may result from any foreclosure sale.

    15. During the continuance of any Event of Default under this Deed of Trust, Beneficiary may apply to any court having jurisdiction for the appointment of a receiver of the Premises. Such appointment may be made either before or after sale, without notice, without regard to the solvency or insolvency of Trustor at the time of application for such receiver and without regard to the then value of the Premises or the adequacy of Beneficiary's security. Beneficiary or any holder of the Note may be appointed as such receiver. The receiver shall have power to collect the rents, issues and profits of the Premises during the pendency of any foreclosure proceedings and, in case of a sale, during the full statutory period of any redemption period as well as during any further times when Trustor, except for the intervention of such receiver, would be entitled to collect such rents, issues and profits. In addition, the receiver shall have all other powers which shall be necessary or are usual in such cases for the protection, possession, control, management and operation of the Premises during the whole of said period. The court from time to time may authorize the receiver to apply the net income in his hands in payment in full or in part of:

        (a) the indebtedness secured hereby or provided by any decree foreclosing this Deed of Trust, or any tax, special assessment or other lien which may be or become superior to the lien hereof or of such decree, provided such application is made prior to foreclosure sale; and

        (b) the deficiency in case of a sale and deficiency.

    16. (a) Trustor agrees that all reasonable costs, charges and expenses, including attorneys' fees and costs, incurred or expended by Trustee or Beneficiary arising out of or in connection with any action, proceeding or hearing, legal, equitable or quasi-legal, including the preparation therefor and any appeal therefrom, in any way affecting or pertaining to this Deed of Trust, the Note or the Premises, shall be promptly paid by Trustor. All such sums not promptly paid by Trustor shall be added to the indebtedness secured hereby and shall bear interest at the Default Rate from the date of such advance and shall be due and payable on demand.

        (b) Trustor hereby agrees that upon the occurrence of an Event of Default and the acceleration of the principal sum secured hereby pursuant to this Deed of Trust, to the full extent that such rights can be lawfully waived, Trustor hereby waives and agrees not to insist upon, plead, or in any manner take advantage of, any notice of acceleration, any stay, extension, exemption, homestead, marshaling or moratorium law or any law providing for the valuation or appraisement of all or any part of the Premises prior to any sale or sales thereof under any provision of this Deed of Trust or before or after any decree, judgment or order of any court or confirmation thereof, or claim or exercise any right to redeem all or any part of the Premises so sold and hereby expressly waives to the full extent permitted by applicable law on behalf of itself and each and every person or entity acquiring any right, title or interest in or to all or any part of the Premises, all benefit and advantage of any such laws which would otherwise be available to Trustor or any such person or entity, and agrees that neither Trustor nor any such person or entity will invoke or utilize any such law to otherwise hinder, delay or impede the exercise of any remedy granted or delegated to Beneficiary herein but will permit the exercise of such remedy as though any such laws had not been enacted. Trustor hereby further expressly waives to the full extent permitted by applicable law on behalf of itself and each and every person or entity acquiring any right, title or interest in or to all or any part of the Premises any and all rights of redemption from any sale or any order or decree of foreclosure obtained pursuant to provisions of this Deed of Trust.

    17. Trustor hereby assigns to Beneficiary directly and absolutely, and not merely collaterally, the rents, issues, profits, royalties, and payments payable under any lease of the Premises, or portion thereof, including any oil, gas or mineral lease, or any installments of money payable pursuant to any agreement for any sale of the Premises or any part thereof. Beneficiary, without regard to the adequacy of any security for the indebtedness hereby secured, shall be entitled to (a) collect such rents, issues, profits, royalties, payments and installments of money and apply the same as more particularly set forth in this paragraph, all without taking possession of the Premises, or (b) enter and take possession of the Premises or any part thereof, in person, by agent, or by a receiver to be appointed by the court and to sue for or otherwise collect such rents, issues, profits, royalties, payment and installments of money. Beneficiary may apply any such rents, issues, profits, royalties, payments and installments of money so collected, less costs and expenses of operation and collection, including reasonable attorneys' fees and costs and attorneys' fees and costs on appeal, upon any indebtedness secured hereby, in such order as Beneficiary may determine, and, if such costs and expenses and attorneys' fees and costs shall exceed the amount collected, the excess shall be immediately due and payable. The collection of such rents, issues, profits, royalties, payments and installments of money and the application thereof as aforesaid shall not cure or waive any Event of Default or notice of default hereunder or invalidate any act done pursuant to such notice, except to the extent any such Event of Default fully is cured. Failure or discontinuance of Beneficiary at any time, or from time to time, to collect any such moneys shall not impair in any manner the subsequent enforcement by Beneficiary of the right, power and authority herein conferred on Beneficiary. Nothing contained herein, including the exercise of any right, power or authority herein granted to Beneficiary, shall be, or be construed to be, an affirmation by Beneficiary of any tenancy, lease or option, or an assumption of liability under, or the subordination of the lien or charge of this Deed of Trust to any such tenancy, lease or option. Trustor hereby agrees that, in the event Beneficiary exercises its rights as in this paragraph provided, Trustor waives any right to compensation for the use of Trustor's furniture, furnishings or equipment in the Premises for the period such assignment of rents or receivership is in effect, it being understood that the rents, issues, profits, royalties, payments and installments of money derived from the use of any such items shall be applied to Trustor's obligations hereunder as above provided.

    18. (a) Trustor has executed and delivered that certain
            Assignment of Leases and Rents of even date herewith assigning to Beneficiary, directly and absolutely, and not merely collaterally, the interest of Trustor as lessor under the existing leases of the Premises, as well as all other leases which may hereafter be made in respect of the Premises, and the rents and other income arising thereunder and from the use of the Premises. Said Assignment of Leases and Rents grants to Beneficiary specific rights and remedies in respect of said leases and the collection of rents and other income thereunder and from the use of the Premises, and such rights and remedies so granted shall be cumulative of those granted herein. Notwithstanding anything hereinabove to the contrary, Trustor shall be entitled to a license to collect rents as set forth in the Assignment of Leases and Rents of even date herewith.

        (b) Trustor shall keep and perform all terms, conditions and covenants required to be performed by it as lessor under the aforesaid leases; shall promptly advise Beneficiary in writing of any claim of material default by Trustor made by a lessee under any such lease or of any material default thereunder by a lessee; and shall promptly provide Beneficiary with a copy of any notice of material default or other material notice served upon Trustor by any such lessee. Trustor will not cancel, modify or alter, or accept the surrender of, any existing or future lease of the Premises or any part thereof without first obtaining written consent of Beneficiary unless otherwise specifically permitted in the Assignment of Leases and Rents.

    19. (a) All rights and remedies granted to Trustee or Beneficiary in the Loan Documents shall be in addition to and not in limitation of any rights and remedies to which it is entitled in equity, at law or by statute, and the invalidity of any right or remedy herein provided by reason of its conflict with applicable law or statute shall not affect any other valid right or remedy afforded to Trustee or Beneficiary. No waiver of any Event of Default or of any default in the performance of any covenant contained in the Loan Documents shall at any time thereafter be held to be a waiver of any rights of the Trustee or Beneficiary hereunder, nor shall any waiver of a prior Event of Default or default operate to waive any subsequent Event of Default or default. All remedies provided for in the Loan Documents are cumulative and may, at the election of Beneficiary, be exercised alternatively, successively, or concurrently. No act of Trustee or Beneficiary shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision or to proceed against one portion of the Premises to the exclusion of any other portion.

        (b) This Deed of Trust is upon any existing statutory condition and upon the further condition that all covenants and agreements of Trustor herein shall be fully or timely performed, time being of the essence under this Deed of Trust and that no breach of any such condition or agreement shall be permitted, for any breach of which Beneficiary shall have any statutory power of sale and this Deed of Trust shall be subject to foreclosure as provided by law.

    20. By accepting payment of any sum secured hereby after its due date, Beneficiary does not waive its right either to require prompt payment when due of all other sums or installments so secured or to declare a default for failure to pay such other sums or installments.

    21. Notwithstanding anything herein or in the Note to the contrary, no provision contained herein or in the Note which purports to obligate Trustor to pay any amount of interest or any fees, costs or expenses which are in excess of the maximum permitted by applicable law, shall be effective to the extent that it calls for the payment of any interest or other sums in excess of such maximum. All agreements between Trustor and Beneficiary, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand for payment of or acceleration of the maturity of any of the indebtedness secured hereby or otherwise, shall the interest contracted for, charged or received by Beneficiary exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Beneficiary in excess of the maximum lawful amount, the interest payable to Beneficiary shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance Beneficiary shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall at Beneficiary's option, be refunded to Trustor or be applied to the reduction of the principal balance of the indebtedness secured hereby and not to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal of the indebtedness secured hereby, such excess shall be refunded to Trustor. This paragraph shall control all agreements between Trustor and Beneficiary.

    22. In the event one or more provisions of the Loan Documents shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Deed of Trust shall be construed as if any such provision had never been contained herein.

    23. If the payment of the indebtedness secured hereby or of any part thereof shall be extended or varied, or if any part of the security be released, all persons now or at any time hereafter liable therefor, or interested in said Premises, shall be held to assent to such extension, variation or release, and their liability and the lien and all provisions hereof shall continue in full force, the right of recourse against all such persons being expressly reserved by Beneficiary notwithstanding such variation or release.

    24. Upon payment in full of the indebtedness secured hereby and the performance by Trustor of all of the obligations imposed on Trustor in the Loan Documents, these presents shall be null and void, and Trustee shall release this Deed of Trust and the lien hereof by proper instrument executed in recordable form.

    25. Trustor shall have the privilege of making prepayments on the principal of the Note (in addition to the required payments) if and only to the extent and upon the terms and conditions, if any, expressly set forth in the Note. If not expressly set forth, the Note is not subject to such prepayment.

    26. Trustor hereby grants to Beneficiary and its respective agents, attorneys, employees, consultants, contractors and assigns, an irrevocable license and authorization to enter upon and inspect the Premises and all facilities located thereon including, but not limited to the right to conduct a Phase I environmental audit at reasonable times provided such grant is expressly subject to rights of tenants of the Premises. In the event Beneficiary has formed a reasonable belief, based on its inspection of the Premises or other factors known to it, that Hazardous Materials may be present on the Premises, then Trustor shall perform such tests at Beneficiary's request, including without limitation, subsurface testing, soil and ground water testing, and other tests which may physically invade the Premises or facilities from a consultant and pursuant to a scope of work approved by Beneficiary (the "Tests"), as Beneficiary, in its sole discretion, determines as necessary to (i) investigate the condition of the Premises, (ii) protect the security interest created under this Deed of Trust or (iii) determine compliance with all laws relating to Hazardous Materials, the provisions of this Deed of Trust and other matters relating thereto, and Trustor shall provide true and accurate written copies of the results of the Tests to Beneficiary upon receipt of the results. In the event that Trustor fails to conduct the Tests requested by Beneficiary and to provide Beneficiary with the results within sixty (60) days of such request or such additional time as Beneficiary shall agree in writing in its sole discretion, or if Beneficiary is not reasonably satisfied with the results of any of the Tests or of any Phase I environmental audit, then Trustor grants to Beneficiary and its respective agents, attorneys, employees, consultants, contractors and assigns, an irrevocable license and authorization to conduct the Tests necessary in Beneficiary's sole discretion to accomplish (i) through (iii) in this paragraph, provided such grant is expressly subject to rights of tenants of the Premises.

    27. Within 15 days after any written request by Beneficiary, Trustor shall certify, by a written statement duly acknowledged, the amount of principal and interest then owing on the Note and whether any offsets or defenses exist against the indebtedness secured hereby. Within 30 days ofter any written request by Trustor, Beneficiary shall certify, by a written statement duly acknowledged, the amount of principal and interest then owing on the Note.

    28. A foreclosure of this Deed of Trust or the Other Mortgage, whether by a judicial sale or pursuant to a power of sale, or an acceptance of a deed in lieu of foreclosure, shall not constitute a curing or satisfaction of any default under the remaining mortgage or note.

    29. (a) Trustor shall furnish to Beneficiary within 90 days after the end of each fiscal year of Trustor a detailed and analytical financial report in form and substance reasonably acceptable to Beneficiary covering the full and complete operation of the Premises, including without limitation: (i) income and expense statements, and, (ii) a report of the leasing status of the Premises as of the end of such year, identifying the lessee, square footage leased, rental amount, rental concessions and/or rental deferments, if any, and expiration date under each lease of the Premises. Such reports shall be prepared by an accountant who may be an employee of Trustor, or of an affiliate of Trustor, acceptable to Beneficiary. In addition to the reports referred to herein, Trustor shall promptly supply any additional information or records relating to the Premises or its operation as Beneficiary may from time to time reasonably request.

        (b) Trustor shall submit to Beneficiary, during the life of this Deed of Trust, within 90 days following the end of each fiscal year annual unaudited balance sheets and income statements for Trustor and Brandywine Realty Trust. Trustor shall submit to Beneficiary during the life of this Deed of Trust within 90 days following the end of each fiscal year annual audited balance sheets and income statements for Brandywine Realty Trust.

    30. Any notice which any party hereto may desire or be required to give to the other shall be deemed to be an adequate and sufficient notice if given in writing and service is made by either (i) registered or certified mail, postage prepaid, in which case notice shall be deemed to have been received three (3) business days following deposit to the mail; or (ii) nationally recognized overnight air courier, next day delivery, prepaid, in which case such notice shall be deemed to have been received one (1) business day following delivery to such courier. All notices shall be addressed to Trustor at its address given on the first page hereof, or to Beneficiary at 711 High Street, Des Moines, Iowa 50392-1450, Attn: Commercial Real Estate Loan Administration, Loan No. 750595, or to such other place as any party may by notice in writing to the other parties designate as a place for service of notice.

    31. Beneficiary, from time to time, may substitute another Trustee in place of the Trustee named herein, to execute the trusts hereby created; and upon such appointment, and without conveyance to the successor trustee, the successor trustee shall be vested with all the title, interest, powers, duties and trusts in the Premises hereby vested in or conferred upon Trustee herein named. Each such appointment and substitution shall be made by written instrument executed by the Beneficiary containing reference to this Deed of Trust sufficient to identify it, which instrument, when recorded in the office of the County Recorder of the county or counties in which the Premises is situated, shall be conclusive proof of proper appointment of the successor trustee. The recital or statement, in any instrument executed by Trustee in pursuance of any of said trusts, of the due authorization of any agent of the Trustee executing the same shall for all purposes be conclusive proof of such authorization.

    32. Trustee at any time, at Trustee's option, may commence and maintain suit in any court of competent jurisdiction and obtain the aid and direction of said court in the execution by him of the trusts or any of them, herein expressed or contained, and, in such suit, may obtain the orders or decrees, interlocutory or final of said court directing the execution of said trusts, and confirming and approving Trustee's acts, or any of them, or any sales or conveyances made by Trustee, and adjudging the validity thereof, and directing that the purchasers of the property sold and conveyed be let into immediate possession thereof, and providing for orders of court or other process requiring the Sheriff of the county in which said property is situated to place and maintain said purchasers in quiet and peaceable possession of the property so purchased by them, and the whole thereof.

    33. Trustor has had the opportunity to fully negotiate the terms hereof and modify the draftsmanship of this Deed of Trust. Therefore, the terms of this Deed of Trust shall be construed and interpreted without any presumption, inference, or rule requiring construction or interpretation of any provision of this Deed of Trust against the interest of the party causing this Deed of Trust or any portion of it to be drafted. Trustor is entering into this Deed of Trust freely and voluntarily without any duress, economic or otherwise.

    34. Trustor, forthwith upon request, at any and all times hereafter, at the expense of Trustor, will cause to be made, executed, acknowledged and delivered to Trustee, any and every deed or assurance in law which Trustee or counsel of Trustee shall reasonably advise or require for the more sure, effectual and satisfactory granting and confirming of said Premises unto Trustee.

    35. Trustee shall not be liable or responsible with respect to its acts or omissions hereunder, except for Trustee's own gross negligence or willful misconduct, or be liable or responsible for any acts or omissions of any agent, attorneys or employee by him employed hereunder, if selected with reasonable care.

    36. Trustee accepts this trust when this Deed of Trust executed and acknowledged is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or of any action or proceeding in which Trustor, Beneficiary, or Trustee shall be a party unless brought by Trustee.

    37. This is not a purchase money deed of trust, where a seller is providing financing to a buyer for the payment of all or any portion of the purchase price.

    38. This Deed of Trust and all provisions hereof shall extend to and be binding upon Trustor and all persons claiming by, under and through Trustor, and the word "Trustor" when used herein shall include all such persons and all persons liable for the payment of the indebtedness secured hereby or any part thereof, whether or not such parties shall have executed the Note or this Deed of Trust. The word "Beneficiary" when used herein shall include the successors and assigns of the Beneficiary named herein, and the holder or holders from time to time of the Note secured hereby.

    39. This Deed of Trust shall be governed by, and construed in accordance with, the laws of the State of North Carolina.

    40. As used herein, the term "Default Rate" means a rate equal to the lesser of (i) four (4.0%) per annum above the then applicable interest rate payable under the Note or (ii) the maximum rate allowed by applicable law.

    41. Notwithstanding any provision of this Deed of Trust, the Note or any other instruments evidencing or securing the loan evidenced by the Note which might be construed to the contrary, the assignment of rents and other amounts provided for herein is an absolute assignment and not merely a collateral assignment or a security interest, and is effective whether or not a default occurs hereunder, subject only to a license, if any, granted by Beneficiary to Trustor with respect thereto prior to the occurrence of an Event of Default hereunder. It is the intention of Beneficiary and Trustor that the assignment effectuated by this Deed of Trust with respect to such rents and other amounts payable under the leases shall be a direct and currently effective assignment and shall not constitute merely the granting of a lien, security interest or pledge for the purpose of securing the indebtedness secured hereby. In the event that a court of competent jurisdiction determines that, notwithstanding such expressed intent of the parties, Beneficiary's interest in the rents and other amounts payable under the leases constitutes a lien on or security interest in or pledge thereof, it is agreed and understood that the forwarding of a notice to Trustor after the occurrence of an Event of Default, advising Trustor of the revocation of any license then in favor of Trustor to collect such rents or other amounts payable under the leases, or of the existence of an Event of Default, shall be sufficient action by Beneficiary to (i) perfect such lien on or security interest in or pledge of the rents and other amounts payable under the leases, (ii) take possession thereof, and (iii) entitle Beneficiary to immediate and direct payment of the rents and other amounts payable under the leases, for application as provided in this Deed of Trust, all without the necessity of any further action by Beneficiary, including, without limitation, any action to obtain possession of the land, improvements or any other portion of the Premises. Notwithstanding the direct and absolute assignment of the rents and other amounts payable under the leases as herein described, there shall be no pro tanto reduction in any portion of the indebtedness secured by this Deed of Trust except with respect to rents and other amounts payable under the leases actually received by Beneficiary and applied by Beneficiary toward payment of the indebtedness. Beneficiary may, upon written notice to Trustor, elect to (i) exclude from the assignment provided in this Deed of Trust any of the leases as specified in such notice so that the interest under such indicated lease is not assigned to Beneficiary, and (ii) subordinate the lien and other terms and provisions of this Deed of Trust to any of the leases as indicated in said notice to Trustor.

    42. Trustor knowingly, voluntarily and intentionally waives, to the extent permitted by law, trial by jury in any actions brought by Trustor, Trustee or Beneficiary in connection with this Deed of Trust, any of the Loan Documents, the indebtedness secured hereby, or any other statements or actions of Beneficiary.

    43. (a) Notwithstanding any provision to the contrary in the Note, this Deed of Trust or any other instrument or agreement by which the Note is secured and except as otherwise provided in this paragraph, the liability of Trustor and any general partner of Trustor under the Loan Documents shall be limited to the interest of Trustor and any general partner of Trustor in the Premises and the rents, issues, proceeds and profits thereof. In the event of foreclosure of the liens evidenced by the Loan Documents, no judgment for any deficiency upon the indebtedness evidenced by the Loan Documents shall be sought or obtained by Beneficiary against Trustor or any general partner of Trustor. Nothing contained in this paragraph shall:

          (i) prevent the failure of Trustor to make any payment or to perform any obligation under any of the Loan Documents within the time periods provided therein from being an Event of Default thereunder;

         (ii) be construed as limiting the obligations of Trustor to any tenant under any lease of the Premises;

        (iii) in any way limit or impair the lien or enforcement of the Loan Documents pursuant to the terms thereof; or

         (iv) limit the obligations of any indemnitor or guarantor, if any, of Trustor's obligations under the Loan Documents.

        (b) Notwithstanding subparagraph (a) above, Trustor and any general partner of Trustor shall be personally liable to Beneficiary for:

          (i)  Trustor's failure to comply with paragraphs 2
               (taxes and assessments) and 3 (insurance) hereof; provided that Trustor's personal liability shall be limited to the extent that Trustor received rents, issues, proceeds and profits from the Premises (A) during the eighteen (18) month period prior to an Event of Default and/or (B) after an Event of Default under the Loan Documents has occurred and is continuing and such rents, issues, proceeds and profits are not first applied to (y) expenses for the operation or maintenance of the Premises and the taxes, assessments, utility charges and insurance of the Premises, taking into account sufficient reserves for the same and for replacements and recurring items, and (z) payment of principal, interest and other charges when due under the Loan Documents, and further provided that any payments to parties related to Trustor shall be considered as expenses of operation only if they are at market rates or fees consistent with market rates or fees for the same or similar services;

          (ii) any event or circumstance for which Trustor indemnifies Beneficiary under paragraph 1(m)
               (environmental indemnity) hereof;

          (iii)Trustor's failure to pay utilities on or before the date such payments are due; provided that Trustor's personal liability shall be limited to the extent that Trustor received rents, issues, proceeds and profits from the Premises (A) during the eighteen (18) month period prior to an Event of Default and/or
               (B) after an Event of Default under the Loan Documents has occurred and is continuing and such rents, issues, proceeds and profits are not first applied to (y) expenses for the operation or maintenance of the Premises and the taxes, assessments, utility charges and insurance of the Premises, taking into account sufficient reserves for the same and for replacements and recurring items, and (z) payment of principal, interest and other charges when due under the Loan Documents, and further provided that any payments to parties related to Trustor shall be considered as expenses of operation only if they are at market rates or fees consistent with market rates or fees for the same or similar services;

          (iv) operation and maintenance of the Premises; provided that Trustor's personal liability shall be limited to the extent that Trustor received rents, issues, proceeds and profits from the Premises (A) during the eighteen (18) month period prior to an Event of Default and/or (B) after an Event of Default under the Loan Documents has occurred and is continuing and such rents, issues, proceeds and profits are not first applied to (y) expenses for the operation or maintenance of the Premises and the taxes, assessments, utility charges and insurance of the Premises, taking into account sufficient reserves for the same and for replacements and recurring items, and (z) payment of principal, interest and other charges when due under the Loan Documents, and further provided that any payments to parties related to Trustor shall be considered as expenses of operation only if they are at market rates or fees consistent with market rates or fees for the same or similar services;

          (v) any sums expended by Beneficiary in fulfilling the obligations of Trustor as lessor under any lease of the Premises prior to a sale of the Premises pursuant to foreclosure or power of sale, a bona fide sale (permitted by the terms of paragraph 1(l) hereof or consented to in writing by Beneficiary) to an unrelated third party or upon conveyance to Beneficiary of the Premises by a deed acceptable to Beneficiary in form and content (each of which shall be referred to as a "Sale" for purposes of this paragraph) or expended by Beneficiary after a Sale of the Premises for obligations of Trustor which arose prior to a Sale of the Premises, provided that

               Trustor's personal liability shall be limited to the extent that Trustor received rents, issues, proceeds and profits from the Premises (A) during the eighteen
               (18) month period prior to an Event of Default and/or
               (B) after an Event of Default under the Loan Documents has occurred and is continuing and such rents, issues, proceeds and profits are not first applied to (y) expenses for the operation or maintenance of the Premises and the taxes, assessments, utility charges and insurance of the Premises, taking into account sufficient reserves for the same and for replacements and recurring items, and (z) payment of principal, interest and other charges when due under the Loan Documents, and further provided that any payments to parties related to Trustor shall be considered as expenses of operation only if they are at market rates or fees consistent with market rates or fees for the same or similar services;

          (vi) any rents or other income regardless of type or source of payment (including, but not limited to, CAM charges, lease termination payments, refunds of any type, prepayment of rents, settlements of litigation, or settlements of past due rents) from the Premises which Trustor has received after an Event of Default under the Loan Documents has occurred and is continuing, and which are not applied to (A) expenses of operation and maintenance of the Premises and the taxes, assessments, utility charges and insurance of the Premises, taking into account sufficient reserves for the same and for replacements and recurring items, and (B) payment of principal, interest and other charges when due under the Loan Documents; provided that any payments to parties related to Trustor shall be considered expenses of operation only if they are at market rates or fees consistent with market rates or fees for the same or similar services;

          (vii)any unforfeited security deposits of tenants not turned over to Beneficiary upon conveyance of the Premises to Beneficiary pursuant to foreclosure or power of sale or by a deed acceptable to Beneficiary in form and content;

          (viii) misapplication or misappropriation of tax reserve accounts, tenant improvement reserve accounts, security deposits, prepaid rents or other similar sums paid to or held by Trustor or any other entity or person in connection with the operation of the Premises;

          (ix) any waste committed or allowed by Trustor with respect to the Premises; and

          (x) any insurance or condemnation proceeds or other similar funds or payments applied by Trustor in a manner other than as expressly provided in the Loan Documents.

        (c) Notwithstanding anything to the contrary in the Loan Documents, the limitation on liability contained in subparagraph (a) above SHALL BECOME NULL AND VOID and shall be of no further force and effect in the event:

          (i) of any breach or violation of paragraph 1(l) (due on sale or encumbrance) hereof, other than the filing of a nonmaterial mechanic's lien affecting the Premises, the granting of any utility or other nonmaterial easement or servitude burdening the Premises, or any other transfer or encumbrance not in the nature of a transfer, reduction or impairment of any material economic interest in the Premises; or

         (ii) of any fraud or willful misrepresentation by Trustor or any general partner of Trustor regarding the Premises, the making or delivery of any of the Loan Documents or in any materials or information provided by Trustor or any general partner of Trustor in connection with the loan.

    44. This Deed of Trust and the indebtedness secured hereby is for the sole purpose of conducting or acquiring a lawful business, professional or commercial activity or for the acquisition or management of real or personal property as a commercial investment, and all proceeds of such indebtedness shall be used for said business or commercial investment purpose. Such proceeds will not be used for the purchase of any security within the meaning of the Securities Exchange Act of 1934, as amended, or any regulation issued pursuant thereto, including without limitation, Regulations G, T and X of the Board of Governors of the Federal Reserve System. This is not a purchase money deed of trustand the Premises secured hereby is not a residence or homestead or used for mining, grazing, agriculture, timber or farming purposes.

    45. Unless Beneficiary shall otherwise direct in writing, Trustor shall appear in and defend all actions or proceedings purporting to affect the security hereunder, or any right or power of the Beneficiary. The Beneficiary shall have the right to appear in such actions or proceedings. Trustor shall save Beneficiary harmless from all costs and expenses, including reasonable attorneys' fees and costs of a title search, continuation of abstract and preparation of survey, incurred by reason of any action, suit, proceeding, hearing, motion or application before any court or administrative body in and to which Beneficiary may be or become a party by reason hereof. Such proceedings shall include but not be limited to condemnation, bankruptcy, probate and administration proceedings, as well as any other action, suit, proceeding, right, motion or application wherein proof of claim is by law required to be filed or in which it becomes necessary to defend or uphold the terms of this Deed of Trust or otherwise purporting to affect the security hereof or the rights or powers of Beneficiary. All money paid or expended by Beneficiary in that regard, together with interest thereon from date of such payment at the Default Rate shall be additional indebtedness secured hereby and shall be immediately due and payable by Trustor without notice.

    46. In an Event of Default, all rents, issues and profits collected or received by Trustor shall be accepted and held for Beneficiary in trust and shall not be commingled with the funds and property of Trustor, but shall be promptly paid over to Beneficiary.

IN WITNESS WHEREOF, Trustor has caused this Deed of Trust to be duly executed and delivered as of the date first hereinabove written.

                                   BRANDYWINE REALTY PARTNERS, a
                                   Pennsylvania general partnership


ATTEST:                                By:   BRANDYWINE REALTY TRUST,
                                       a Maryland real estate
                                       investment trust, general
                                       partner


 /s/ Francine M. Haulenbeek             By  /s/ Gerard H. Sweeney
- ---------------------------------          -------------------------------
Francine M. Haulenbeek                     Gerard H. Sweeney    (Seal)
Secretary                                  President and CEO

                              EXHIBIT A


A certain tract or parcel of realty, lying and being in the City of Raleigh, Wake County North Carolina, being more fully describe as follows, viz:

BEGINNING at an iron pipe set in the southern right of way of Lynn Road and the terminus of a sight triangle with Six Forks Road; thence with the southern right of way of Lynn Road, a course of S. 51 deg 10' 58" E for a distance of 556.31 feet to a lead plug with tack set in the western right of way of Sandy Forks Road, in a concrete sidewalk; thence following the western right of way of Sandy Forks Road the following 5 courses: 1) along the arc of a circular curve with a radius of 6,737.48 feet and a delta angle of 2 deg 54' 19" for an arc length of
341.62 feet, a chord bearing of S 24 deg 37' 26" E and chord length of 341.59 feet to lead plug with tack set in a concrete sidewalk; 2) thence along the arc of a circular curve with a radius of 2,085.22 feet and a delta angle of 11 deg 23' 28" for an arc length of 414.57 feet, a chord bearing of S 31 deg 46' 14" W and chord length of 413.88 feet to lead plug with tack set in a concrete sidewalk; 3) thence along the arc of a circular curve with a radius of 1,115.15 feet and a delta angle of 2 deg 56' 12" for an arc length of 57.15 feet a chord bearing S 39 deg 42' 24" W and chord length of 57.15 feet to existing concrete right of way monument; 4) thence a course of S. 58 deg 33' 11" W for a distance of 80.54 feet to a concrete monument found; 5) thence along the arc of a circular curve with a radius of 246.85 feet and a delta angle of 58 deg 24' 36" for an arc length of 251.65 feet, a chord bearing of S 89 deg 18' 33" W and chord length of 240.89 feet to an existing iron pipe; thence departing from the right of way of Sandy Forks Road, along a sight triangle with Six Forks Road a course of N 21 deg 32' 07" W for a distance of 21.20 feet to a concrete monument found in the eastern right of way of Six Forks Road; thence with said Six Forks Road along the arc of a circular curve with a radius of 2,909.80 feet and a delta angle of 21 deg 42' 46" for an arc length of 1102.70 feet, a chord bearing of N 13 deg 02' 15" E and chord length of 1096.12 feet to an iron pipe set; thence departing said Six Forks Roads, along a sight triangle with Lynn Road, a course of N 69 deg 37' 02" E for a distance of 35.63 feet to an iron pipe set, the point and place of BEGINNING and containing 397,935 square feet or 9,135 acres, more or less.

                              EXHIBIT B



1.   Easement(s) recorded in Book 4305, Page 499 and Book 3012, Page 658.

2. Rights of way of Six Forks Road, Sandy Forks Road and Lynn Road as set forth in Agreement recorded in Book 1981, Page 45.

3.   Agreement recorded in Book 2985, Page 4.

4.   Easement as set forth in Book of Maps 1982, Page 214.

Record and return to:

Principal Mutual Life Insurance Company
711 High Street
Des Moines, IA  50392-1360
ATTN:   Commercial Real Estate Closing
        Bob Bailey


                            ASSIGNMENT OF
                           LEASES AND RENTS
                               D-750594


    THIS ASSIGNMENT, made as of _____April 20______, 1995, by BRANDYWINE REALTY PARTNERS, a Pennsylvania general partnership, having a post office address at 200 Berwyn Park, Suite 100, Berwyn, Pennsylvania 19312, as Assignor ("Assignor" to be construed as "Assignors" if the context so requires), to PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa corporation having its principal place of business and post office address at 711 High Street, Des Moines, Iowa 50392, as Assignee,


    WITNESSETH THAT:

    WHEREAS, Assignor, to evidence and secure a loan indebtedness, has made and delivered to Assignee a promissory note of even date herewith (the "Note") in the principal amount of $6,250,000.00, payable as provided for in the Note and finally maturing (absent any acceleration of maturity as therein provided) on April 15, 2001, with interest as therein expressed, and has executed and delivered a Mortgage and Security Agreement (it being agreed that "Mortgage" as hereinafter used shall be construed to mean "deed of trust" or "trust deed" or "deed to secure debt" if the context so requires) bearing the aforesaid date to secure the Note and creating a lien on Assignor's interest in certain real estate in the County of Burlington, State of New Jersey, more particularly described in Exhibit A attached hereto and made a part hereof, including the improvements now or hereafter thereon and the easements, rights and appurtenances thereunto belonging, all of which are hereinafter called the "Mortgaged Premises"; and

    WHEREAS, Assignor is the lessor under those certain written leases of the Mortgaged Premises listed in Exhibit B attached hereto and made a part hereof, and Assignor may hereafter make other leases of the Mortgaged Premises or parts thereof; and

    WHEREAS, Assignee has required the assignment hereafter made as a condition to making the above described loan;

    NOW, THEREFORE, Assignor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby absolutely and directly (and not merely collaterally) assign, bargain, sell, transfer, convey, set over and deliver unto Assignee, all rights of the lessor under the above described lease(s) and all other leases, tenancies, rental arrangements and subleases affecting the Mortgaged Premises, or any part thereof, now existing or which may be executed at any time in the future during the life of this Assignment, and all amendments, extensions and renewals of said leases and subleases and any of them, all of which are hereinafter called the "Leases," and all rents or other income or payments, regardless of type or source of payment (including but not limited to CAM charges, lease termination payments, refunds of any type, prepayment of rents, settlements of litigation or settlements of past due rents) which may now or hereafter be or become due or owing under the Leases, and any of them, or on account of the use of the Mortgaged Premises. It is intended hereby to establish a present and complete transfer, and direct and absolute assignment of all the Leases and all rights of the lessor thereunder and all the rents, and other payments arising thereunder on account of the use of the Mortgaged Premises unto Assignee, with the right, but without the obligation, to collect all of said rents, income and other payments which may become due during the life of this Assignment. Assignor agrees to deposit with Assignee copies of all leases of all or any portion of the Mortgaged Premises.

     1. Assignor hereby appoints Assignee the true and lawful attorney of Assignor with full power of substitution and with power for it and in its name, place and stead, to demand, collect, receipt and give complete acquittances for any and all rents and other amounts herein assigned which may be or become due and payable by the lessees and other occupants of the Mortgaged Premises, and at its discretion to file any claim or take any other action or proceeding and make any settlement of any claims, either in its own name or in the name of Assignor or otherwise, which Assignee may deem necessary or desirable in order to collect and enforce the payment of any and all rents and other amounts herein assigned. Lessees of the Mortgaged Premises, or any part thereof, are hereby expressly authorized and directed to pay all rents and other amounts herein assigned to Assignee or such nominee as Assignee may designate in writing delivered to and received by such lessees who are expressly relieved of any and all duty, liability or obligation to Assignor in respect of all payments so made.

     2. Assignee is hereby vested with full power to use all measures, legal and equitable, deemed by it necessary or proper to enforce this Assignment and to collect the rents and other amounts assigned hereunder, including the right to enter upon the Mortgaged Premises, or any part thereof, and take possession thereof forthwith to the extent necessary to effect the cure of any default on the part of Assignor as lessor in any of the Leases. Assignor hereby grants full power and authority to Assignee to exercise all rights, privileges and powers herein granted at any and all times hereafter, without notice to Assignor except as otherwise expressly required herein or in the Mortgage, with full power to use and apply all of the rents and other amounts assigned hereunder to the payment of the costs of managing and operating the Mortgaged Premises and of any indebtedness or liability of Assignor to Assignee, including but not limited to the payment of taxes, special assessments, insurance premiums, damage claims, the costs of maintaining, repairing, rebuilding and restoring the improvements on the Mortgaged Premises or of making same rentable, attorney fees and costs incurred in connection with the interpretation and/or enforcement of this Assignment, and of principal and interest payments due from Assignor to Assignee on the Note and the Mortgage, all in such order as

        Assignee may determine. Assignee shall be under no obligation to press any of the rights or claims assigned to it hereunder or to perform or carry out any of the obligations of the lessor under any of the Leases and does not assume any of the liabilities in connection with or arising or growing out of the covenants and agreements of Assignor in the Leases; and Assignor covenants and agrees that it will faithfully perform all of the obligations imposed under any and all of the Leases and hereby agrees to indemnify Assignee and to hold it harmless from any liability, attorney's fees, costs, loss or damage which may or might be incurred by it under the Leases or by reason of this Assignment, and from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any of the Leases. This Assignment shall not operate to place responsibility for the control, care, management or repair of the Mortgaged Premises, or parts thereof, upon Assignee nor shall it operate to make Assignee liable for the carrying out of any of the terms and conditions of any of the Leases, or for any waste of the Mortgaged Premises by the lessee under any of the Leases or any other party, or for any dangerous or defective condition of the Mortgaged Premises or for any negligence in the management, upkeep, repair or control thereof resulting in loss or injury or death to any lessee, licensee, employee or stranger.

        The manner of the application of rentals, the reasonableness of the costs and charges to which such rentals are applied and the item or items which shall be credited thereby shall be within the sole and unlimited discretion of Assignee.

     3. Provided the license referenced in paragraph 7 below has not been revoked, any amounts collected hereunder by Assignee which are in excess of those applied to pay in full the aforesaid liabilities and indebtedness at the time due shall be promptly paid to Assignor.

        In the event that Assignor's license to collect rents and other income is terminated, all such rents and income paid to Assignee under this Assignment need not be segregated and may be applied by Assignee under the terms of this Assignment or under that certain Assignment of Lease and Rents (the "Other Assignment") dated the date hereof, by Assignor for the benefit of Assignee, which relates to the Premises described in Exhibit A-1 hereto.

     4. Assignor hereby represents and warrants to Assignee that it is the sole owner of the entire lessor's interest in each of the Leases; that to the best of Assignor's knowledge, after due inquiry and investigation, the Leases are not in default and are valid and enforceable and have not been altered, modified or amended in any manner whatsoever except as herein expressly mentioned; that to the best of Assignor's knowledge, after due inquiry and investigation, all conditions precedent to the effectiveness of the Leases have been satisfied; that Assignor has not heretofore transferred or assigned the Leases or any of the rents thereunder or any right or interest therein, nor has it collected more than one month in advance or anticipated any of the rents thereunder; and Assignor represents and warrants that it is not indebted to the lessees under the Leases in any manner whatsoever so as to give rise to any right of setoff against, or reduction of, the rents payable under the Leases.

     5. Assignor covenants not to alter, modify, amend or change the terms of the Leases or give any consent or permission or exercise any option required or permitted by the terms thereof or waive any obligation required to be performed by any lessee or execute, cancel or terminate any of the Leases or accept a surrender thereof or enter into leases after the date hereof without prior written consent of Assignee, and Assignor will not make any further transfer or assignment thereof, or attempt to pledge, assign or encumber any of the Leases or rents or other amounts payable thereunder, or convey or transfer or suffer a conveyance or transfer of the Mortgaged Premises or of any interest therein so as to effect, directly or indirectly, a merger of the estates and rights of, or a termination or diminution of the obligations of, any lessee thereunder. Assignor further covenants to deliver to Assignee, promptly upon receipt thereof, copies of any and all material demands, claims or notices of default received by it from any lessee under any of the Leases assigned herein. If requested by Assignee, Assignor shall enforce the Leases and all remedies available to Assignor against the lessees thereunder in case of default under the Leases by lessees.

        Notwithstanding anything herein or in the Mortgage to the contrary, subject to termination as hereinafter provided, Assignee hereby waives its right to require its prior written consent set forth in the immediately preceding paragraph and therefore considers its consent to be deemed approved of in writing, provided no Event of Default has occurred under the Note, the Mortgage, this Assignment of Lease and Rents or any other documents securing the Note and further provided all of the following requirements are met: (i) the debt service coverage on the Mortgaged Premises as determined by Assignee is at least 1.55 (based on leases in place with no uncured defaults with a remaining term greater than 2 years); (ii) the lease is on a standard lease form pre-approved by Assignee and attached hereto as Exhibit C and made a part hereof by this reference provided, however, that this provision shall be operative until three (3) years from the date hereof, at which time, Assignor shall submit an updated or modified standard lease form for Assignee's approval in the manner provided for the giving of notices in the Mortgage, and if Assignee approves such updated lease form, it shall be used instead of the form attached hereto as Exhibit C, and further provided that the procedure outlined in this subpart (ii) shall be followed every 3 years thereafter until the Note is paid in full and only leases on the form approved in writing pursuant to such procedure shall satisfy subpart (ii) hereof; (iii) a Subordination, Non-Disturbance and Attornment Agreement in form and content acceptable to Assignee is provided to Assignee for leases of 8,000 square feet or more; (iv) the lease has gross rents of at least $16.00 per square foot per year; (v) the lease has a term of 5 years or less; (vi) the lease is for less than 3,000 square feet of space; (vii) the lease is to a creditworthy tenant; (viii) the tenant's business will not include the presence of Hazardous Materials on the Mortgaged Premises other than supplies for cleaning and maintenance and standard office supplies in commercially reasonable amounts, provided, however, that such items are incidental to the use of Premises and are stored and used in compliance with all laws and regulations governing Hazardous Materials; and (ix) the proposed use is consistent with the use of the Mortgaged Premises as of the date hereof. Notwithstanding the foregoing sentence, Assignor shall send copies within thirty (30) days of the occurrence thereof in the manner provided for the giving of notices in the Mortgage of any alterations, modifications, changes or amendments to the leases; any consent or permission given to exercise any option required or permitted by the terms thereof; any waiver of any obligation required to be performed by any lessee; any execution, cancellation or termination of any of the leases; or if Assignor accepts a surrender thereof. Nothing contained herein shall constitute a waiver of Assignee's right to require its prior written consent regarding leases which do not meet all of the requirements set forth in this subparagraph. Assignee's right to require said prior written consent shall be immediately reinstated upon termination of the license to collect rents as provided herein.

     6. Upon payment in full of the principal sum, interest and other indebtedness secured hereby, and by any other documents which secure the Note, this Assignment shall be and become null and void; otherwise, it shall remain in full force and effect as herein provided and, with the covenants, warranties and power of attorney herein contained, shall inure to the benefit of Assignee and any subsequent holder of the Note, and shall be binding upon Assignor, and its heirs, legal representatives, successors and assigns, and any subsequent owner of the Mortgaged Premises.

     7. Notwithstanding any provision herein to the contrary, prior to an Event of Default, Assignee hereby grants to Assignor the license to collect as the same become due and payable, but in any event for not more than one calendar month in advance, all rents and other income arising under the Leases and from the Mortgaged Premises, and to enforce all provisions contained in the Leases. Assignor shall render such accounts of collections as Assignee may require. The license herein granted to Assignor shall terminate immediately and automatically, without further action or documentation, upon the occurrence of an Event of Default; and upon written notice of Assignor's Event of Default at any time hereafter given by Assignee to any lessee, all rentals thereafter payable and all agreements and covenants thereafter to be performed by the lessee shall be paid and performed by the lessee directly to Assignee in the same manner as if the above license had not been granted, without prosecution of any legal or equitable remedies under the Mortgage. Any lessee of the Mortgaged Premises or any part thereof is authorized and directed to pay to Assignor any rent herein assigned currently for not more than one calendar month in advance and any payment so made prior to receipt by such lessee of notice of Assignor's default shall constitute a full acquittance to lessee therefor.

     8. Concurrently with the execution of any lease covering the Mortgaged Premises, Assignor will notify the lessee, by U. S. Certified Mail, of the existence of this Assignment directing such lessee to make all payments under its lease to Assignee or its nominee in accordance with the terms of this Assignment.

     9. It is understood and agreed that this Assignment shall become effective concurrently with the Note and the Mortgage. This Assignment shall be governed by and construed in accordance with the laws of the State where the Mortgaged Premises is located.

    10. It is the intention of Assignee and Assignor that the assignment effectuated by this Assignment with respect to the rents and other amounts due under the Leases shall be a direct and currently effective assignment and shall not constitute merely the granting of a lien, security interest or pledge for the purpose of securing the indebtedness secured by the Mortgage. In the event that a court of competent jurisdiction determines that, notwithstanding such expressed intent of the parties, Assignee's interest in the rents or other amounts due under the Leases constitutes a lien on or security interest in or pledge of the rents or other amounts due under the Leases, it is agreed and understood that the forwarding of a notice to Assignor after the occurrence of an Event of Default, advising Assignor of the revocation of Assignor's license to collect such rents and other amounts due under the Leases, shall be sufficient action by Assignee to (i) perfect such lien on or security interest in or pledge of the rents and other amounts due under the Leases, (ii) take possession thereof, and (iii) entitle Assignee to immediate and direct payment of the rents and other amounts due under the Leases, for application as provided in the Note or Mortgage, all without the necessity of any further action by Assignee, including, without limitation, any action to obtain possession of the land, improvements or any other portion of the Mortgaged Premises. Notwithstanding the direct and absolute assignment of the rents and other amounts as herein described, there shall be no pro tanto reduction of any portion of the indebtedness secured by the Mortgage except with respect to rents or other amounts actually received by Assignee and applied by Assignee toward payment of such indebtedness.

    11. Notwithstanding anything in this Assignment to the contrary, Assignee may, upon written notice to Assignor, elect to (i) exclude from the assignment provided in this Assignment any of the Leases as specified in such notice so that the interest under such indicated Lease is not assigned to Assignee, and (ii) subordinate the lien and other terms and provisions of the Mortgage to any of the Leases as indicated in said notice to Assignor.

    12. Assignor has had the opportunity to fully negotiate the terms hereof and modify the draftsmanship of this Assignment. Therefore, the terms of the Assignment shall be construed and interpreted without any presumption, inference, or rule requiring construction or interpretation of any provision of this Assignment against the interest of the party causing this Assignment or any portion of it to be drafted. Assignor is entering into this Assignment freely and voluntarily without any duress, economic or otherwise.

IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed and delivered as of the date first hereinabove written.


                                   BRANDYWINE REALTY PARTNERS,
                                   a Pennsylvania general partnership


                                   By: BRANDYWINE REALTY TRUST, a
                                       Maryland real estate
                                       investment trust, general
                                       partner


                                       By ______/s/ Gerard H. Sweeney_____
                                          Gerard H. Sweeney
                                          President and CEO


BB/dt/s:750594/alr
                               2/13/95

                              EXHIBIT A

All the real property located in the Township of Evesham, County of Burlington, State of New Jersey and more particularly described as follows:

OFFICE I:

Known and designated as Lot No.(s) 1 in Block No. 2.03 on a certain Map entitled "Greentree Village, Block 2.03, Lots 1 and 2, Mid-Rise Office Building" prepared by Taylor, Wiseman and Taylor and dated April 1, 1981, filed December 4, 1981 in Burlington County Clerk's Office as Map No. 3562, and being further described as follows:

BEGINNING at a point in the centerline of Greentree Road (86.00 feet wide) where the same is intersected by the centerline of Lincoln Drive East (66 feet wide) as illustrated on Map. No. 3562 filed December 4, 1981 in Burlington County Clerk's Office and from said beginning point; thence along said centerline of Greentree Road,

1. South 73 degrees 49 minutes 46 seconds West, 402.73 feet to a point where the same is intersected by the truncated intersection between said Greentree Road and New Jersey State Highway Route 73 (normal width 126.00 feet); thence along said truncation,

2. North 56 degrees 45 minutes 20 seconds West, 190.51 feet to a point in the Northeasterly curve line of said Route 73; thence along the same on a curve to the right having a radius of 5643.65 feet,

3. Northwestwardly, an arc distance of 200.64 feet to a point corner to Block 2.03, Lot 2, thence along the Southeasterly line of said lot 2,

4. North 73 degrees 49 minutes 46 seconds East, 560.14 feet to a point in the aforementioned centerline of Lincoln Drive East;
    thence along said centerline,

5. South 16 degrees 10 minutes 14 seconds East, 342.50 feet to the point and place of beginning.

NOTE: FOR INFORMATION ONLY: Being Lot(s) 1, Block 2.03, Tax Map of the Township of Evesham.

OFFICE II

Known and designated as Lot No.(s) 2 in Block No. 2.03 on a certain Map entitled "Greentree Village, Block 2.03, Lots 1 and 2, Mid-Rise Office Building" prepared by Taylor, Wiseman and Taylor and dated April 1, 1981, filed December 4, 1981 in Burlington County Clerk's Office as Map No. 3562, and being further described as follows:

BEGINNING at a point in the centerline of Lincoln Drive East (66.00 feet wide) where the same is intersected by the division line between Block 2.03, Lots 1 and 2, as illustrated on Map No. 3562 filed December 4, 1981 and from said beginning point; thence along said division line:

1. South 73 degrees 49 minutes 46 seconds West, 560.14 feet to a point in the curved Northeasterly right of way line of New Jersey State Highway Route 73, thence:

2. Along the same, on a curve to the right having a radius of 5643.65 feet Northwestwardly, an arc distance of 49.16 feet to a point of tangency in the same; thence still along the same:

3. North 24 degrees 15 minutes 20 seconds west, 167.59 feet to a point where the same is intersected by the centerline of "Ramp C" (variable width); thence along said centerline the following three courses:

4. North 19 degrees 04 minutes 35 seconds East, 44.35 feet to a point of curvature; thence:

5. Northeastwardly on an arc, curving to the right having a radius of 103.00 feet, an arc distance of 83.89 feet to a point of tangency; thence

6. North 65 degrees 44 minutes 40 seconds East 494.23 feet to a point in the aforementioned centerline of Lincoln Drive East; thence:

7. Southwardly, on an arc, curving to the right having a radius of 1,000.00 feet, an arc distance of 112.27 feet to a point of tangency; thence still along the same:

8. South 16 degrees 10 minutes 14 seconds East, 250.80 feet to the point and place of beginning.

NOTE: FOR INFORMATION ONLY: Being Lot(s) 2, Block 2.03, Tax Map of the Township of Evesham.

OFFICE III:

BEGINNING at a point in the centerline of Greentree Road (86.00 feet wide), where the same is intersected by the centerline of Lincoln Drive West (66.00 feet wide), and from said beginning point; thence:

1. Along said centerline of Greentree Road, North 74 degrees 44 minutes 35 seconds East, 418.41 feet to a point where the same is intersected by the truncated intersection of said Greentree Road and New Jersey State Highway Route 73 (126.00 feet wide); thence along said truncation,

2. South 67 degrees 04 minutes 33 seconds East, 170.39 feet to a point in the curved Southwesterly right of way line of Route 73; thence:

3. Southeastwardly, on an arc, curving to the left having a radius of 5769.65 feet, an arc distance of 217.06 feet to a point where the same is intersected by the curved centerline of a ramp connecting said Route 73 and the aforementioned Lincoln Drive West; thence along said centerline, the following five courses:

4. Southwardly, on an arc, curving to the right having a radius of 163.00 feet, an arc distance of 56.62 feet to a point of compound curvature; thence:

5. Southwestwardly, on an arc, curving to the right having a radius of 103.00 feet, an arc distance of 111.24 feet to a point of tangency; thence

6. South 75 degrees 44 minutes 35 seconds West, 297.99 feet to a point of curvature; thence:

7.  Westwardly, on an arc, curving to the left having a radius of
    213.00 feet, an arc distance of 83.34 feet to a point of tangency; thence

8. South 52 degrees 19 minutes 35 seconds West, 65.18 feet to a point in the aforementioned centerline of Lincoln Drive West; thence:

9. Northwestwardly, on an arc, curving to the right having a radius of 800.00 feet, an arc distance of 313.00 feet to a point of tangency; thence still along the same,

10. North 15 degrees 15 minutes 25 seconds West, 158.88 feet to the point and place of beginning.

NOTE: FOR INFORMATION ONLY: Being Lot(s) 1, Block 3-33, Tax Map of the Township of Evesham.

                              EXHIBIT B


     Tenant Name                                  Lease Date
     -----------                                  ----------

1)   Temple University of the Commonwealth             Jan 1, 1995
     System Higher Education

2)   Senator Bill Bradley                              Jan 1, 1993*
     * Lease Amendment                                 June 14, 1993

3)   Integrated Device Technology, Inc.                Sept 7, 1990*
     * Lease Amendments                                Sept 1, 1993 and
                                                       Sept 29, 1994

4)   6001/Three Inc., T/A Remax Subdivision            April 10, 1992

5)   Jack M. O'Hea, D.C.                               Oct 1, 1992*
     * Lease Amendment                                 July 13, 1993

6)   Standard Register                                 Feb 21, 1990*
     * Lease Amendment                                 Feb 1, 1993

7)   Merrill, Lynch, Pierce, Fenner, & Smith, Inc.     Dec 2, 1994

8)   Murray Financial Services, Inc.                   Feb 1, 1994

9)   Marshall, Dennehy, Warner, Coleman, & Goggin      April 18, 1988*
     * Lease Amendments                                Oct 13, 1989,
                                                       Nov 5, 1990,
                                                       Sept 30, 1991 and
                                                       Aug 20, 1992

10)  Parker, McKay, & Criscuolo, P.C.                  Oct 25, 1983*
     * Lease Amendments                                Mar 28, 1984, Mar 22,
                                                       1985, April 16, 1985,
                                                       May 30, 1989, Mar 30,
                                                       1990, Apr 23, 1991,
                                                       Aug 18,1993, and
                                                       July 5, 1994

11)  Memorex Telex Corporation                         Jan 18, 1991

12)  Memorex Telex Corporation                         Apr 7, 1989*

     * Lease Amendment                                 Jan 20, 1994

13)  Citicard Establishment Services, Inc.             Oct 29, 1991*
     * Lease Amendment                                 Nov 21, 1994

14)  American Executive Centers of Marlton, Ltd.       Feb 1, 1983*
     * Lease Amendments One, Two and Three             Not dated
     Amendment Four                                    May 6,1991

15)  Lesser & Kaplin, P.C.                             July 30, 1990

16)  West Jersey Health Systems, Inc.                  Jan 26, 1990

17)  Olde Discount Corporation                         Feb 9, 1995

18)  HCFM, Ltd.                                        Aug 7, 1991*
     * Lease Amendments                                Feb 25, 1992 and
                                                       Sept 12, 1992

19)  Medical Imaging Centers of South                  Oct 24, 1984
     Jersey Limited Partnership

20)  Plaza Research Corporation                        June 13, 1984

21)  Levenson, Vodges, Nathanson, Cohen                August 1983*
     & Obringer
     * Lease Amendments                                Dec 31, 1985,
                                                       Jan 10, 1989,
                                                       Oct 2, 1992, and
                                                       Jan 23, 1995

22)  Wagner, Sharer & Company                          Feb 24, 1987*
     * Lease Amendments                                May 31, 1990,
                                                       Jan 18, 1991, and
                                                       Feb 16, 1994

23)  PNC Mortgage Corp                                 June 13, 1986*
     * Lease Amendments                                July 26, 1989,
                                                       Sept 2, 1992 and
                                                       Aug 9, 1994

24)  The Hertz Corporation                             Oct 12, 1992*
     * Lease Amendment                                 Oct 22, 1992

25)  Sungman and Rosa Paik, T/A Rosa's Nook            Nov 18, 1994

26)  Source One Mortgage Services Corporation          Apr 16, 1984

Record and return to:

Principal Mutual Life Insurance Company
711 High Street
Des Moines, IA  50392-1360
ATTN:   Commercial Real Estate Closing
        Bob Bailey


                            ASSIGNMENT OF
                           LEASES AND RENTS
                               D-750595


    THIS ASSIGNMENT, made as of _____April 20____, 1995, by BRANDYWINE REALTY PARTNERS, a Pennsylvania general partnership, having a post office address at 200 Berwyn Park, Suite 100, Berwyn, Pennsylvania 19312, as Assignor ("Assignor" to be construed as "Assignors" if the context so requires), to PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa corporation having its principal place of business and post office address at 711 High Street, Des Moines, Iowa 50392, as Assignee,


    WITNESSETH THAT:

    WHEREAS, Assignor, to evidence and secure a loan indebtedness, has made and delivered to Assignee a promissory note of even date herewith (the "Note") in the principal amount of $2,750,000.00, payable as provided for in the Note and finally maturing (absent any acceleration of maturity as therein provided) on April 15, 2001, with interest as therein expressed, and has executed and delivered a Deed of Trust Security Agreement and Assignment of Rents (it being agreed that "Mortgage" as hereinafter used shall be construed to mean "deed of trust" or "trust deed" or "deed to secure debt" if the context so requires) bearing the aforesaid date to secure the Note and creating a lien on Assignor's interest in certain real estate in the County of Wake, State of North Carolina, more particularly described in Exhibit A attached hereto and made a part hereof, including the improvements now or hereafter thereon and the easements, rights and appurtenances thereunto belonging, all of which are hereinafter called the "Mortgaged Premises"; and

    WHEREAS, Assignor is the lessor under those certain written leases of the Mortgaged Premises listed in Exhibit B attached hereto and made a part hereof, and Assignor may hereafter make other leases of the Mortgaged Premises or parts thereof; and

    WHEREAS, Assignee has required the assignment hereafter made as a condition to making the above described loan;

    NOW, THEREFORE, Assignor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby absolutely and directly (and not merely collaterally) assign, bargain, sell, transfer, convey, set over and deliver unto Assignee, all rights of the lessor under the above described lease(s) and all other leases, tenancies, rental arrangements and subleases affecting the Mortgaged Premises, or any part thereof, now existing or which may be executed at any time in the future during the life of this Assignment, and all amendments, extensions and renewals of said leases and subleases and any of them, all of which are hereinafter called the "Leases," and all rents or other income or payments, regardless of type or source of payment (including but not limited to CAM charges, lease termination payments, refunds of any type, prepayment of rents, settlements of litigation or settlements of past due rents) which may now or hereafter be or become due or owing under the Leases, and any of them, or on account of the use of the Mortgaged Premises. It is intended hereby to establish a present and complete transfer, and direct and absolute assignment of all the Leases and all rights of the lessor thereunder and all the rents, and other payments arising thereunder on account of the use of the Mortgaged Premises unto Assignee, with the right, but without the obligation, to collect all of said rents, income and other payments which may become due during the life of this Assignment. Assignor agrees to deposit with Assignee copies of all leases of all or any portion of the Mortgaged Premises.

     1. Assignor hereby appoints Assignee the true and lawful attorney of Assignor with full power of substitution and with power for it and in its name, place and stead, to demand, collect, receipt and give complete acquittances for any and all rents and other amounts herein assigned which may be or become due and payable by the lessees and other occupants of the Mortgaged Premises, and at its discretion to file any claim or take any other action or proceeding and make any settlement of any claims, either in its own name or in the name of Assignor or otherwise, which Assignee may deem necessary or desirable in order to collect and enforce the payment of any and all rents and other amounts herein assigned. Lessees of the Mortgaged Premises, or any part thereof, are hereby expressly authorized and directed to pay all rents and other amounts herein assigned to Assignee or such nominee as Assignee may designate in writing delivered to and received by such lessees who are expressly relieved of any and all duty, liability or obligation to Assignor in respect of all payments so made.

     2. Assignee is hereby vested with full power to use all measures, legal and equitable, deemed by it necessary or proper to enforce this Assignment and to collect the rents and other amounts assigned hereunder, including the right to enter upon the Mortgaged Premises, or any part thereof, and take possession thereof forthwith to the extent necessary to effect the cure of any default on the part of Assignor as lessor in any of the Leases. Assignor hereby grants full power and authority to Assignee to exercise all rights, privileges and powers herein granted at any and all times hereafter, without notice to Assignor exceptas otherwise expressly required herein or in the Mortgage, with full power to use and apply all of the rents and other amounts assigned hereunder to the payment of the costs of managing and operating the Mortgaged Premises and of any indebtedness or liability of Assignor to Assignee, including but not limited to the payment of taxes, special assessments, insurance premiums, damage claims, the costs of maintaining, repairing, rebuilding and restoring the improvements on the Mortgaged Premises or of making same rentable, attorney fees and costs incurred in connection with the interpretation and/or enforcement of this Assignment, and of principal and interest payments due from Assignor to Assignee on the Note and the Mortgage, all in such order as Assignee may determine. Assignee shall be under no obligation to press any of the rights or claims assigned to it hereunder or to perform or carry out any of the obligations of the lessor under any of the Leases and does not assume any of the liabilities in connection with or arising or growing out of the covenants and agreements of Assignor in the Leases; and Assignor covenants and agrees that it will faithfully perform all of the obligations imposed under any and all of the Leases and hereby agrees to indemnify Assignee and to hold it harmless from any liability, attorney's fees, costs, loss or damage which may or might be incurred by it under the Leases or by reason of this Assignment, and from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any of the Leases. This Assignment shall not operate to place responsibility for the control, care, management or repair of the Mortgaged Premises, or parts thereof, upon Assignee nor shall it operate to make Assignee liable for the carrying out of any of the terms and conditions of any of the Leases, or for any waste of the Mortgaged Premises by the lessee under any of the Leases or any other party, or for any dangerous or defective condition of the Mortgaged Premises or for any negligence in the management, upkeep, repair or control thereof resulting in loss or injury or death to any lessee, licensee, employee or stranger.

        The manner of the application of rentals, the reasonableness of the costs and charges to which such rentals are applied and the item or items which shall be credited thereby shall be within the sole and unlimited discretion of Assignee.

     3. Provided the license referenced in paragraph 7 below has not been revoked, any amounts collected hereunder by Assignee which are in excess of those applied to pay in full the aforesaid liabilities and indebtedness at the time due shall be promptly paid to Assignor.

        In the event that Assignor's license to collect rents and other income is terminated, all such rents and income paid to Assignee under this Assignment need not be segregated and may be applied by Assignee under the terms of this Assignment or under that certain Assignment of Lease and Rents (the "Other Assignment") dated the date hereof, by Assignor for the benefit of Assignee, which relates to the Premises described in Exhibit A-1 hereto.

     4. Assignor hereby represents and warrants to Assignee that it is the sole owner of the entire lessor's interest in each of the Leases; that to the best of Assignor's knowledge, after due inquiry and investigation, the Leases are not in default and are valid and enforceable and have not been altered, modified or amended in any manner whatsoever except as herein expressly mentioned; that to the best of Assignor's knowledge, after due inquiry and investigation, all conditions precedent to the effectiveness of the Leases have been satisfied; that Assignor has not heretofore transferred or assigned the Leases or any of the rents thereunder or any right or interest therein, nor has it collected more than one month in advance or anticipated any of the rents thereunder; and Assignor represents and warrants that it is not indebted to the lessees under the Leases in any manner whatsoever so as to give rise to any right of setoff against, or reduction of, the rents payable under the Leases.

     5. Assignor covenants not to alter, modify, amend or change the terms of the Leases or give any consent or permission or exercise any option required or permitted by the terms thereof or waive any obligation required to be performed by any lessee or execute, cancel or terminate any of the Leases or accept a surrender thereof or enter into leases after the date hereof without prior written consent of Assignee, and Assignor will not make any further transfer or assignment thereof, or attempt to pledge, assign or encumber any of the Leases or rents or other amounts payable thereunder, or convey or transfer or suffer a conveyance or transfer of the Mortgaged Premises or of any interest therein so as to effect, directly or indirectly, a merger of the estates and rights of, or a termination or diminution of the obligations of, any lessee thereunder. Assignor further covenants to deliver to Assignee, promptly upon receipt thereof, copies of any and all material demands, claims or notices of default received by it from any lessee under any of the Leases assigned herein. If requested by Assignee, Assignor shall enforce the Leases and all remedies available to Assignor against the lessees thereunder in case of default under the Leases by lessees.

        Notwithstanding anything herein or in the Mortgage to the contrary, subject to termination as hereinafter provided, Assignee hereby waives its right to require its prior written consent set forth in the immediately preceding paragraph and therefore considers its consent to be deemed approved of in writing, provided no Event of Default has occurred under the Note, the Mortgage, this Assignment of Lease and Rents or any other documents securing the Note and further provided all of the following requirements are met: (i) the debt service coverage on the Mortgaged Premises as determined by Assignee is at least 1.55 (based on leases in place with no uncured defaults with a remaining term greater than 2 years); (ii) the lease is on a standard lease form pre-approved by Assignee and attached hereto as Exhibit C and made a part hereof by this reference provided, however, that this provision shall be operative until three (3) years from the date hereof, at which time, Assignor shall submit an updated or modified standard lease form for Assignee's approval in the manner provided for the giving of notices in the Mortgage, and if Assignee approves such updated lease form, it shall be used instead of the form attached hereto as Exhibit C, and further provided that the procedure outlined in this subpart (ii) shall be followed every 3 years thereafter until the Note is paid in full and only leases on the form approved in writing pursuant to such procedure shall satisfy subpart (ii) hereof; (iii) the lease has gross rents of at least $13.50 per square foot per year; (v) the lease has a term of 5 years or less; (vi) the lease is for less than 3,000 square feet of space; (vii) the lease is to a creditworthy tenant; (viii) the tenant's business will not include the presence of Hazardous Materials on the Mortgaged Premises other than supplies for cleaning and maintenance and standard office supplies in commercially reasonable amounts, provided, however, that such items are incidental to the use of Premises and are stored and used in compliance with all laws and regulations governing Hazardous Materials; and (ix) the proposed use is consistent with the use of the Mortgaged Premises as of the date hereof . Notwithstanding the foregoing sentence, Assignor shall send copies within thirty (30) days of the occurrence thereof in the manner provided for the giving of notices in the Mortgage of any alterations, modifications, changes or amendments to the leases; any consent or permission given to exercise any option required or permitted by the terms thereof; any waiver of any obligation required to be performed by any lessee; any execution, cancellation or termination of any of the leases; or if Assignor accepts a surrender thereof. Nothing contained herein shall constitute a waiver of Assignee's right to require its prior written consent regarding leases which do not meet all of the requirements set forth in this subparagraph. Assignee's right to require said prior written consent shall be immediately reinstated upon termination of the license to collect rents as provided herein.

     6. Upon payment in full of the principal sum, interest and other indebtedness secured hereby, and by any other documents which secure the Note, this Assignment shall be and become null and void; otherwise, it shall remain in full force and effect as herein provided and, with the covenants, warranties and power of attorney herein contained, shall inure to the benefit of Assignee and any subsequent holder of the Note, and shall be binding upon Assignor, and its heirs, legal representatives, successors and assigns, and any subsequent owner of the Mortgaged Premises.

     7. Notwithstanding any provision herein to the contrary, prior to an Event of Default, Assignee hereby grants to Assignor the license to collect as the same become due and payable, but in any event for not more than one calendar month in advance, all rents and other income arising under the Leases and from the Mortgaged Premises, and to enforce all provisions contained in the Leases. Assignor shall render such accounts of collections as Assignee may require. The license herein granted to Assignor shall terminate immediately and automatically, without further action or documentation, upon the occurrence of an Event of Default; and upon written notice of Assignor's Event of Default at any time hereafter given by Assignee to any lessee, all rentals thereafter payable and all agreements and covenants thereafter to be performed by the lessee shall be paid and performed by the lessee directly to Assignee in the same manner as if the above license had not been granted, without prosecution of any legal or equitable remedies under the Mortgage. Any lessee of the Mortgaged Premises or any part thereof is authorized and directed to pay to Assignor any rent herein assigned currently for not more than one calendar month in advance and any payment so made prior to receipt by such lessee of notice of Assignor's default shall constitute a full acquittance to lessee therefor.

     8. Concurrently with the execution of any lease covering the Mortgaged Premises, Assignor will notify the lessee, by U. S. Certified Mail, of the existence of this Assignment directing such lessee to make all payments under its lease to Assignee or its nominee in accordance with the terms of this Assignment.

     9. It is understood and agreed that this Assignment shall become effective concurrently with the Note and the Mortgage. This Assignment shall be governed by and construed in accordance with the laws of the State where the Mortgaged Premises is located.

    10. It is the intention of Assignee and Assignor that the assignment effectuated by this Assignment with respect to the rents and other amounts due under the Leases shall be a direct and currently effective assignment and shall not constitute merely the granting of a lien, security interest or pledge for the purpose of securing the indebtedness secured by the Mortgage. In the event that a court of competent jurisdiction determines that, notwithstanding such expressed intent of the parties, Assignee's interest in the rents or other amounts due under the Leases constitutes a lien on or security interest in or pledge of the rents or other amounts due under the Leases, it is agreed and understood that the forwarding of a notice to Assignor after the occurrence of an Event of Default, advising Assignor of the revocation of Assignor's license to collect such rents and other amounts due under the Leases, shall be sufficient action by Assignee to (i) perfect such lien on or security interest in or pledge of the rents and other amounts due under the Leases, (ii) take possession thereof, and (iii) entitle Assignee to immediate and direct payment of the rents and other amounts due under the Leases, for application as provided in the Note or Mortgage, all without the necessity of any further action by Assignee, including, without limitation, any action to obtain possession of the land, improvements or any other portion of the Mortgaged Premises. Notwithstanding the direct and absolute assignment of the rents and other amounts as herein described, there shall be no pro tanto reduction of any portion of the indebtedness secured by the Mortgage except with respect to rents or other amounts actually received by Assignee and applied by Assignee toward payment of such indebtedness.

    11. Notwithstanding anything in this Assignment to the contrary, Assignee may, upon written notice to Assignor, elect to (i) exclude from the assignment provided in this Assignment any of the Leases as specified in such notice so that the interest under such indicated Lease is not assigned to Assignee, and (ii) subordinate the lien and other terms and provisions of the Mortgage to any of the Leases as indicated in said notice to Assignor.

    12. Assignor has had the opportunity to fully negotiate the terms hereof and modify the draftsmanship of this Assignment. Therefore, the terms of the

        Assignment shall be construed and interpreted without any presumption, inference, or rule requiring construction or interpretation of any provision of this Assignment against the interest of the party causing this Assignment or any portion of it to be drafted. Assignor is entering into this Assignment freely and voluntarily without any duress, economic or otherwise.

IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed and delivered as of the date first hereinabove written.


                                   BRANDYWINE REALTY PARTNERS,
                                   a Pennsylvania general partnership


      ATTEST                       By:  BRANDYWINE REALTY TRUST, a
                                        Maryland real estate investment trust,
                                        general partner


     /s/ Francine M. Haulenbeek   By /s/ Gerard H. Sweeney
     --------------------------      ----------------------------
     Francine M. Haulenbeek          Gerard H. Sweeney     (SEAL)
     Secretary                       President and CEO

                              EXHIBIT A


A certain tract or parcel of realty, lying and being in the City of Raleigh, Wake County North Carolina, being more fully describe as follows, viz:

BEGINNING at an iron pipe set in the southern right of way of Lynn Road and the terminus of a sight triangle with Six Forks Road; thence with the southern right of way of Lynn Road, a course of S. 51 deg 10' 58" E for a distance of 556.31 feet to a lead plug with tack set in the western right of way of Sandy Forks Road, in a concrete sidewalk; thence following the western right of way of Sandy Forks Road the following 5 courses: 1) along the arc of a circular curve with a radius of 6,737.48 feet and a delta angle of 2 deg 54' 19" for an arc length of
341.62 feet, a chord bearing of S 24 deg 37' 26" E and chord length of 341.59 feet to lead plug with tack set in a concrete sidewalk; 2) thence along the arc of a circular curve with a radius of 2,085.22 feet and a delta angle of 11 deg 23' 28" for an arc length of 414.57 feet, a chord bearing of S 31 deg 46' 14" W and chord length of 413.88 feet to lead plug with tack set in a concrete sidewalk; 3) thence along the arc of a circular curve with a radius of 1,115.15 feet and a delta angle of 2 deg 56' 12" for an arc length of 57.15 feet a chord bearing S 39 deg 42' 24" W and chord length of 57.15 feet to existing concrete right of way monument; 4) thence a course of S. 58 deg 33' 11" W for a distance of 80.54 feet to a concrete monument found; 5) thence along the arc of a circular curve with a radius of 246.85 feet and a delta angle of 58 deg 24' 36" for an arc length of 251.65 feet, a chord bearing of S 89 deg 18' 33" W and chord length of 240.89 feet to an existing iron pipe; thence departing from the right of way of Sandy Forks Road, along a sight triangle with Six Forks Road a course of N 21 deg 32' 07" W for a distance of 21.20 feet to a concrete monument found in the eastern right of way of Six Forks Road; thence with said Six Forks Road along the arc of a circular curve with a radius of 2,909.80 feet and a delta angle of 21 deg 42' 46" for an arc length of 1102.70 feet, a chord bearing of N 13 deg 02' 15" E and chord length of 1096.12 feet to an iron pipe set; thence departing said Six Forks Roads, along a sight triangle with Lynn Road, a course of N 69 deg 37' 02" E for a distance of 35.63 feet to an iron pipe set, the point and place of BEGINNING and containing 397,935 square feet or 9,135 acres, more or less.

                              EXHIBIT B
                              RENT ROLL


1.   Mark A. Shiver, LUTCF                        May 27, 1993*
     *Lease Amendments                            June 1, 1994 and Feb 20, 1995

2.   Med Therapy Rehabilitation Services, Inc.    March 28, 1990*
     *Lease Amendments                            May 10, 1994 and July 1,
                                                  1994

3.   Dynasty Builders                             February 23, 1993*
     *Lease Amendments                            Mar 3, 1994 and Feb 9, 1995

4.   American Child Support Recovery, Inc.        Sept 30, 1995*
     *Lease Amendment                             Sept 29, 1994

5.   Glen White Associates, Inc.                  March 23, 1988*
     *Lease Amendments                            Nov 30, 1990 and Nov 17, 1993

6.   Electro Source U.S., Inc.                    May 19, 1994

7.   C&S Enterprises                              Oct 25, 1994

8.   The General Electric Company                 Jan 5, 1990*
     *Lease Amendment                             June 6, 1994

9.   Berlitz International, Inc.                  July 23, 1991

10.  Frank Coleman & Associates, Inc.             April 4, 1994

11.  XILINX, Inc.                                 Aug 19, 1992*
     *Lease Amendments                            June 14, 1993 and July 8, 1994

12.  Universsal Instrument Corporation            Dec 8, 1992

13.  Dr. Milton Waldo Richardson                  Jan 19, 1993

14.  The Scudder Group, Inc.                      Dec 16, 1994

15.  Michael K. Schley, AIA                       Aug 9, 1994

16.  Michael K. Schley, AIA                       Oct 19, 1989*
     *Lease Amendments                            May 28, 1993 and June 1, 1994

17.  Dr. Fernando R. Puente                       May 31, 1991*
     *Lease Amendment                             Sep 14, 1992

18.  Jack Perkins, CPA                            Oct 27, 1989*
     *Lease Amendment                             Nov 19, 1992

19.  Nursefinders of Raleigh-Durham, Inc.         March 11, 1987*
     *Lease Amendments                            Oct 6, 1988 and Nov 4, 1991

20.  Dr. Benu Chatterjee, MD                      Oct 26, 1989*
     *Lease Amendment                             Oct 25, 1994

21.  Nancy Jernigan, MD                           March 15, 1984*
     *Lease Amendments                            Feb 28, 1995, April 1, 1986,
                                                  March 27, 1987, Sep 30, 1988,
                                                  March 15, 1989, Aug 30, 1990
                                                  and Aug 1, 1991

22.  CCC Gems                                     Jan 20, 1995

23.  Vonnie B. Smith, DDS, PA                     Oct 31, 1991*
     *Lease Amendments                            Oct 31, 1991, Nov 11, 1991 and
                                                  Dec 29, 1992
24.  A-La Dance Magic                             Aug 9, 1993

25.  The Money Centre, Inc.                       April 2, 1990*
     *Lease Amendment                             March 11, 1993

26.  Linda Ingram                                 Dec 8, 1992

27.  R&S Learning Systems, Inc.                   Oct 31, 1991*
     *Lease Amendment                             Nov 22, 1993

28.  Tyres International, Inc.                    Nov 1, 1987*
     *Lease Amendments                            Sep 12, 1988, Oct 17, 1989,
                                                  May 24, 1991 and Feb 20, 1995

29.  Max Ray Williams & H. Stuart Parker, Jr.     Sept 21, 1990*
     *Lease Amendment                             June 11, 1993

30.  Computer Training and Consulting, Inc.       Oct 1, 1993

31.  Gettier & Associates, Inc.                   Nov 9, 1992

32.  Michael G. Pottmeyer                         Dec 20, 1994

33.  Accounting Management Incorporated           Sept 27, 1989*
     *Lease Amendment                             April 30, 1993

34.  Lamm Realty Services, LLC                    Dec 21, 1994

35.  Lamm Realty Services, LLC                    Dec 21, 1994

36.  Hilton Investigative Services, Inc.          July 9, 1993*
     *Lease Amendment                             Sept 13, 1993

37.  The Money Centre, Inc.                       July 1, 1994

38.  Weis & Associates of Raleigh, Inc.           Sept 4, 1986*
     *Lease Amendments                            Mar 1, 1991 and Sept 29, 1994

39.  PMC Partnership, Ltd.                        May 2, 1988*
     *Lease Amendments                            Dec 18, 1990, Jan 30, 1992 and
                                                  Jan 25, 1994

40.  Thomas K. Buttley, DDS, MS, PA               Feb 15, 1991

41.  Ablest Service Corporation                   Feb 1, 1993

42.  Alley Enterprises, Inc.                      Sept 24, 1986*
     *Lease Amendments                            Aug 11, 1988, Oct 28, 1991
                                                  and Nov 16, 1994

43.  Reptron Electrics, Inc.                      May 15, 1989*
     *Lease Amendments                            May 23, 1989, May 23,
                                                  1991, Sept 14, 1992
                                                  and Aug 22, 1994